Annual Report

December 31, 2021

Symetra Separate Account C

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Symetra Life Insurance Company and the Contract Owners of Symetra Separate Account C:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix, that comprise the Symetra Separate Account C (the Separate Account), as of December 31, 2021, the related statements of operations and changes in net assets for the years ended December 31, 2021 and 2020, and the related notes (collectively, the financial statements) and the accumulation unit values in Note 6 (the financial highlights) for the years ended December 31, 2021 and 2020. In our opinion, the financial statements and the financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2021, the results of its operations and the changes in its net assets, and the financial highlights for the years ended December 31, 2021 and 2020, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the three-year period ended December 31, 2019 were audited by other independent registered public accountants whose report, dated April 30, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and the financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and the financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and the financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of the Separate Account since 2020.
Seattle, Washington
April 22, 2022

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

Appendix
American Century Balanced

American Century Inflation Protection II

American Century International

American Century Large Company Value II

American Century Ultra I

American Century Ultra II

American Century Value

BNY Mellon Appreciation

BNY Mellon MidCap Stock

BNY Mellon Stock Index

BNY Mellon Sustainable U.S. Equity

BNY Mellon Technology Growth

Calvert EAFE International Index F Class

Calvert Investment Grade Bond Index

Calvert Nasdaq 100 Index

Calvert Russell 2000 Small Cap Index F Class

Calvert S&P MidCap 400 Index F Class

Calvert SRI Balanced

Columbia VP Select Mid Cap Value Fund – Class 1

DWS Capital Growth VIP B

DWS CROCI International VIP – Class A

DWS Global Income Builder VIP A

DWS Global Small Cap VIP B

DWS International Growth VIP B Share

DWS Small Cap Index A Share

Federated Hermes High Income Bond

Federated Hermes Managed Volatility II

Fidelity Asset Manager

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

Fidelity Contrafund

Fidelity Contrafund II

Fidelity Equity-Income

Fidelity Freedom Funds 2010 II

Fidelity Freedom Funds 2015 II

Fidelity Freedom Funds 2020 II

Fidelity Freedom Funds 2025 II

Fidelity Freedom Funds 2030 II

Fidelity Freedom Funds 2050 II

Fidelity Freedom Income Fund II

Fidelity Government Money Market Portfolio – Initial Class

Fidelity Government Money Market Portfolio – Service Class II

Fidelity Growth

Fidelity Growth & Income

Fidelity Growth Opportunities

Fidelity Index 500

Fidelity Mid Cap II

Fidelity Overseas II

Franklin Allocation VIP Fund – Class 2

Franklin DynaTech VIP Fund - Class 2 (1)

Franklin Income VIP Fund – Class 2

Franklin Mutual Shares VIP Fund – Class 2

Franklin Small Cap Value VIP Fund – Class 2

Franklin Small-Mid Cap Growth VIP Fund – Class 2

Franklin U.S. Government Securities VIP Fund – Class 2

Invesco American Franchise Fund I

Invesco American Franchise Fund II

Invesco Discovery Mid Cap Growth Fund I (1)

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

Invesco Discovery Mid Cap Growth Fund II (1)

Invesco Global Real Estate

Invesco Health Care

Invesco International Growth I

Invesco International Growth II

Invesco Small Cap Equity II

JP Morgan Insurance Trust Mid Cap Value I

JP Morgan Insurance Trust U.S. Equity I

Morningstar Aggressive Growth ETF Asset Allocation Class I

Morningstar Aggressive Growth ETF Asset Allocation Class II

Morningstar Balanced ETF Asset Allocation Class I

Morningstar Balanced ETF Asset Allocation Class II

Morningstar Conservative ETF Asset Allocation Class I

Morningstar Conservative ETF Asset Allocation Class II

Morningstar Growth ETF Asset Allocation Class I

Morningstar Growth ETF Asset Allocation Class II

Morningstar Income & Growth ETF Asset Allocation Class I

Morningstar Income & Growth ETF Asset Allocation Class II

Neuberger Berman AMT Mid Cap Growth Class S

Neuberger Berman AMT Mid Cap Intrinsic Value Class S

Neuberger Berman AMT Sustainable Equity Class S

PIMCO All Asset Portfolio Advisor

PIMCO CommodityRealReturn Strat. Administrative Class

PIMCO Total Return Portfolio Advisor

Pioneer Bond VCT Class I

Pioneer Equity Income VCT Class II

Pioneer Fund VCT Class I

Pioneer High Yield VCT Class II

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

Pioneer Mid Cap Value VCT Class I

Pioneer Real Estate VCT Class II

Pioneer Select Mid Cap Growth VCT Class I

Pioneer Strategic Income VCT Class II

Templeton Developing Markets VIP Fund – Class 2

Templeton Global Bond VIP Fund – Class 2

Templeton Growth VIP Fund – Class 2

Vanguard Balanced

Vanguard High Yield Bond

Vanguard International

Vanguard Mid-Cap Index

Vanguard Real Estate Index

Vanguard Total Bond Market Index

Vanguard Total Stock Market Index

Voya Global High Dividend Low Volatility Portfolio – Class S

VY JPMorgan Emerging Markets Equity Portfolio Initial

Wanger USA

The following subaccount had varying audited periods defined in the table below:

Subaccount	Statements of Assets and Liabilities	Statements of Operations and Changes in Net Assets
Invesco Discovery Mid Cap Growth Fund I	As of December 31, 2021	For the period from April 30, 2020 through December 31, 2020

(1) See Note 1 of the financial statements for the former name of the sub-account

Symetra Separate Account C
Statements of Assets and Liabilities
As of December 31, 2021

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
American Century Balanced	871,025	$6,419,675	$8,327,011	$8,327,011	278,483
American Century Inflation Protection II	216,267	2,220,298	2,469,777	2,469,777	166,237
American Century International	439,794	4,602,420	6,535,364	6,535,364	313,522
American Century Large Company Value II	22,431	334,049	444,812	444,812	16,858
American Century Ultra I	16,947	274,032	531,822	531,822	7,534
American Century Ultra II	25,181	524,635	766,521	766,521	13,521
American Century Value	205,193	2,026,927	2,804,988	2,804,988	77,079
BNY Mellon Appreciation	76,551	2,993,774	4,112,313	4,112,313	107,232
BNY Mellon MidCap Stock	269,485	5,031,746	6,675,148	6,675,148	176,077
BNY Mellon Stock Index	138,772	6,674,932	10,824,327	10,824,327	204,326
BNY Mellon Sustainable U.S. Equity	51,403	1,816,287	2,985,431	2,985,431	117,072
BNY Mellon Technology Growth	116,757	2,609,350	4,155,363	4,155,363	164,454
Calvert EAFE International Index F Class	2,443	205,992	248,475	248,475	21,411
Calvert Investment Grade Bond Index	43,182	2,405,904	2,402,666	2,402,666	178,819
Calvert Nasdaq 100 Index	28,139	2,052,561	4,127,912	4,127,912	55,138
Calvert Russell 2000 Small Cap Index F Class	9,818	779,034	969,336	969,336	34,335
Calvert S&P MidCap 400 Index F Class	6,048	668,953	875,155	875,155	27,791
Calvert SRI Balanced	130,469	291,444	362,705	362,705	14,745
Columbia VP Select Mid Cap Value Fund - Class 1	205	2,116	7,586	7,586	205
DWS Capital Growth VIP B	35,327	1,047,496	1,726,405	1,726,405	38,646
DWS CROCI International VIP - Class A	187,832	1,348,366	1,450,055	1,450,055	71,979
DWS Global Income Builder VIP A	252,762	5,964,336	6,768,984	6,768,984	166,022
DWS Global Small Cap VIP B	8,161	88,558	106,493	106,493	6,131
DWS International Growth VIP B Share	4,853	83,552	91,423	91,423	5,705
DWS Small Cap Index A Share	12,015	219,252	223,859	223,859	7,244
Federated Hermes High Income Bond	219,033	1,408,100	1,399,620	1,399,620	41,101
Federated Hermes Managed Volatility II	38,793	384,265	500,419	500,419	14,779
Fidelity Asset Manager	5,737	86,989	105,170	105,170	3,787
Fidelity Contrafund	615,983	21,520,011	33,478,685	33,478,685	468,488
Fidelity Contrafund II	184	5,572	9,661	9,661	213
Fidelity Equity-Income	164,335	3,535,910	4,297,368	4,297,368	108,006
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2021

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Fidelity Freedom Funds 2010 II	47,285	$654,907	$677,603	$677,603	37,776
Fidelity Freedom Funds 2015 II	23,078	311,144	330,706	330,706	17,410
Fidelity Freedom Funds 2020 II	60,261	851,542	922,601	922,601	46,782
Fidelity Freedom Funds 2025 II	63,047	870,009	1,112,782	1,112,782	52,176
Fidelity Freedom Funds 2030 II	122,131	1,744,939	2,175,154	2,175,154	98,627
Fidelity Freedom Funds 2050 II	1,149	19,410	30,081	30,081	952
Fidelity Freedom Income Fund II	12,327	139,593	156,441	156,441	10,560
Fidelity Government Money Market Portfolio - Initial Class	20,531	20,531	20,531	20,531	2,204
Fidelity Government Money Market Portfolio - Service Class II	5,394,672	5,394,672	5,394,672	5,394,672	565,152
Fidelity Growth	191,707	13,348,072	19,636,445	19,636,445	531,343
Fidelity Growth & Income	187,833	3,720,994	4,924,982	4,924,982	153,518
Fidelity Growth Opportunities	70,522	2,773,142	5,588,930	5,588,930	92,461
Fidelity Index 500	2,918	1,106,122	1,365,779	1,365,779	39,510
Fidelity Mid Cap II	120,355	3,906,089	4,740,785	4,740,785	114,468
Fidelity Overseas II	11,489	256,087	332,483	332,483	21,252
Franklin Allocation VIP Fund - Class 2	68,945	405,528	410,911	410,911	22,218
Franklin DynaTech VIP Fund - Class 2[1]	66,242	520,637	784,974	784,974	16,355
Franklin Income VIP Fund - Class 2	198,967	2,961,854	3,334,673	3,334,673	147,718
Franklin Mutual Shares VIP Fund - Class 2	199,880	3,705,896	3,837,690	3,837,690	150,007
Franklin Small Cap Value VIP Fund - Class 2	279,880	4,304,194	4,909,084	4,909,084	140,586
Franklin Small-Mid Cap Growth VIP Fund - Class 2	194,474	3,360,546	4,354,289	4,354,289	136,949
Franklin U.S. Government Securities VIP Fund - Class 2	373,558	4,546,775	4,322,065	4,322,065	272,822
Invesco American Franchise Fund I	70,963	4,175,517	6,289,410	6,289,410	192,835
Invesco American Franchise Fund II	11,224	716,886	931,861	931,861	23,994
Invesco Discovery Mid Cap Growth Fund I1	1,727	145,148	198,017	198,017	3,324
Invesco Discovery Mid Cap Growth Fund II1	2,646	238,081	274,567	274,567	8,204
Invesco Global Real Estate	126,511	2,063,962	2,276,000	2,276,000	53,225
Invesco Health Care	9,283	262,169	314,367	314,367	6,773
Invesco International Growth I	13,930	503,881	576,840	576,840	14,671
Invesco International Growth II	125,884	4,461,731	5,126,024	5,126,024	263,655
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2021

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Invesco Small Cap Equity II	13,494	$235,578	$293,475	$293,475	10,396
JP Morgan Insurance Trust Mid Cap Value I	362,617	3,770,234	4,837,312	4,837,312	89,141
JP Morgan Insurance Trust U.S. Equity I	58,289	1,589,786	2,673,140	2,673,140	74,472
Morningstar Aggressive Growth ETF Asset Allocation Class I	10,547	131,098	158,714	158,714	8,223
Morningstar Aggressive Growth ETF Asset Allocation Class II	92,891	1,097,292	1,381,293	1,381,293	69,022
Morningstar Balanced ETF Asset Allocation Class I	62,167	692,797	724,260	724,260	40,741
Morningstar Balanced ETF Asset Allocation Class II	291,043	3,139,170	3,437,217	3,437,217	199,028
Morningstar Conservative ETF Asset Allocation Class I	54,993	622,451	628,586	628,586	43,951
Morningstar Conservative ETF Asset Allocation Class II	20,235	232,355	230,079	230,079	17,736
Morningstar Growth ETF Asset Allocation Class I	8,035	88,882	102,933	102,933	5,487
Morningstar Growth ETF Asset Allocation Class II	214,338	2,367,900	2,689,931	2,689,931	141,128
Morningstar Income & Growth ETF Asset Allocation Class I	9,439	94,293	99,302	99,302	6,310
Morningstar Income & Growth ETF Asset Allocation Class II	57,017	604,599	639,150	639,150	42,413
Neuberger Berman AMT Mid Cap Growth Class S	14,267	370,785	513,901	513,901	14,421
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	1,133	21,805	26,978	26,978	1,209
Neuberger Berman AMT Sustainable Equity Class S	4,533	144,815	168,281	168,281	5,353
PIMCO All Asset Portfolio Advisor	27,881	295,130	325,091	325,091	16,549
PIMCO CommodityRealReturn Strat. Administrative Class	142,805	924,150	1,105,302	1,105,302	139,449
PIMCO Total Return Portfolio Advisor	25,935	293,969	279,065	279,065	20,950
Pioneer Bond VCT Class I	173,322	1,933,192	1,953,351	1,953,351	46,855
Pioneer Equity Income VCT Class II	247,855	4,122,948	4,845,571	4,845,571	147,694
Pioneer Fund VCT Class I	2,381,189	37,519,883	47,147,541	47,147,541	235,776
Pioneer High Yield VCT Class II	137,088	1,250,620	1,262,575	1,262,575	64,782
Pioneer Mid Cap Value VCT Class I	244,911	4,763,100	5,652,538	5,652,538	97,208
Pioneer Real Estate VCT Class II	185,207	1,813,971	1,979,875	1,979,875	80,451
Pioneer Select Mid Cap Growth VCT Class I	1,296,457	36,374,366	45,246,375	45,246,375	255,066
Pioneer Strategic Income VCT Class II	321,554	3,272,768	3,353,807	3,353,807	186,718
Templeton Developing Markets VIP Fund - Class 2	138,664	1,241,735	1,479,549	1,479,549	51,717
Templeton Global Bond VIP Fund - Class 2	182,331	2,874,265	2,394,001	2,394,001	152,839
Templeton Growth VIP Fund - Class 2	254,494	3,059,573	2,949,599	2,949,599	151,538
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2021

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Vanguard Balanced	9,678	$235,127	$274,949	$274,949	10,124
Vanguard High Yield Bond	184,236	1,453,334	1,484,932	1,484,932	79,863
Vanguard International	30,536	1,115,638	1,212,369	1,212,369	48,871
Vanguard Mid-Cap Index	41,467	1,006,303	1,222,498	1,222,498	38,805
Vanguard Real Estate Index	20,946	282,030	346,854	346,854	15,434
Vanguard Total Bond Market Index	77,672	942,701	949,137	949,137	63,576
Vanguard Total Stock Market Index	51,080	2,468,651	2,908,387	2,908,387	84,317
Voya Global High Dividend Low Volatility Portfolio - Class S	38,765	379,387	479,145	479,145	10,754
VY JPMorgan Emerging Markets Equity Portfolio Initial	26,079	503,267	602,409	602,409	15,535
Wanger USA	2,657	57,605	68,374	68,374	445

1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
American Century Balanced	$7,874,353	$58,187	$(101,604)	$(12,814)	$(56,231)	$133,969	$373,689	$617,664	$1,125,322	$1,069,091	$210,660	$(827,093)	$(616,433)	$452,658	$8,327,011
American Century Inflation Protection II	2,681,490	79,900	(32,701)	(4,048)	43,151	54,942	—	22,616	77,558	120,709	201,080	(533,502)	(332,422)	(211,713)	2,469,777
American Century International	6,830,302	11,157	(85,801)	(10,549)	(85,193)	297,526	197,543	78,599	573,668	488,475	92,150	(875,563)	(783,413)	(294,938)	6,535,364
American Century Large Company Value II	358,381	5,375	(5,288)	(650)	(563)	9,631	—	64,022	73,653	73,090	48,820	(35,479)	13,341	86,431	444,812
American Century Ultra I	461,163	—	(6,235)	(803)	(7,038)	17,321	32,622	54,272	104,215	97,177	2,901	(29,419)	(26,518)	70,659	531,822
American Century Ultra II	611,387	—	(8,462)	(1,090)	(9,552)	74,817	40,806	30,240	145,863	136,311	231,007	(212,184)	18,823	155,134	766,521
American Century Value	2,625,186	48,210	(34,834)	(4,362)	9,014	124,220	—	429,560	553,780	562,794	85,887	(468,879)	(382,992)	179,802	2,804,988
BNY Mellon Appreciation	3,764,084	17,489	(50,288)	(6,137)	(38,936)	49,617	373,316	518,434	941,367	902,431	47,674	(601,876)	(554,202)	348,229	4,112,313
BNY Mellon MidCap Stock	6,268,108	42,530	(82,869)	(10,573)	(50,912)	134,934	43,041	1,296,306	1,474,281	1,423,369	67,254	(1,083,583)	(1,016,329)	407,040	6,675,148
BNY Mellon Stock Index	9,484,699	83,274	(127,174)	(16,322)	(60,222)	483,920	455,973	1,493,676	2,433,569	2,373,347	202,944	(1,236,663)	(1,033,719)	1,339,628	10,824,327
BNY Mellon Sustainable U.S. Equity	2,630,663	21,362	(35,081)	(4,241)	(17,960)	78,370	62,812	502,724	643,906	625,946	73,175	(344,353)	(271,178)	354,768	2,985,431
BNY Mellon Technology Growth	4,632,904	—	(56,086)	(7,126)	(63,212)	549,137	621,577	(603,969)	566,745	503,533	21,147	(1,002,221)	(981,074)	(477,541)	4,155,363
Calvert EAFE International Index F Class	293,447	4,347	(3,699)	(531)	117	16,956	—	7,143	24,099	24,216	5,715	(74,903)	(69,188)	(44,972)	248,475
Calvert Investment Grade Bond Index	2,820,837	59,865	(33,404)	(4,052)	22,409	(723)	—	(109,982)	(110,705)	(88,296)	328,054	(657,929)	(329,875)	(418,171)	2,402,666
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Calvert Nasdaq 100 Index	$3,885,296	$10,873	$(50,604)	$(6,254)	$(45,985)	$494,213	$214,185	$251,021	$959,419	$913,434	$92,728	$(763,546)	$(670,818)	$242,616	$4,127,912
Calvert Russell 2000 Small Cap Index F Class	868,196	7,413	(12,090)	(1,584)	(6,261)	22,559	27,318	63,248	113,125	106,864	65,092	(70,816)	(5,724)	101,140	969,336
Calvert S&P MidCap 400 Index F Class	761,199	7,386	(10,981)	(1,440)	(5,035)	25,917	25,080	124,588	175,585	170,550	38,491	(95,085)	(56,594)	113,956	875,155
Calvert SRI Balanced	512,584	5,078	(5,759)	(693)	(1,374)	52,749	13,104	(5,460)	60,393	59,019	25,932	(234,830)	(208,898)	(149,879)	362,705
Columbia VP Select Mid Cap Value Fund - Class 1	5,805	—	(85)	—	(85)	59	—	1,807	1,866	1,781	—	—	—	1,781	7,586
DWS Capital Growth VIP B	1,543,899	—	(20,598)	(2,502)	(23,100)	78,808	89,365	166,599	334,772	311,672	50,170	(179,336)	(129,166)	182,506	1,726,405
DWS CROCI International VIP - Class A	1,580,215	38,105	(19,003)	(2,293)	16,809	(6,845)	—	109,992	103,147	119,956	9,913	(260,029)	(250,116)	(130,160)	1,450,055
DWS Global Income Builder VIP A	6,598,060	157,662	(84,674)	(10,386)	62,602	75,580	95,354	372,409	543,343	605,945	47,566	(482,587)	(435,021)	170,924	6,768,984
DWS Global Small Cap VIP B	103,766	80	(1,397)	(168)	(1,485)	1,867	—	12,672	14,539	13,054	9,525	(19,852)	(10,327)	2,727	106,493
DWS International Growth VIP B Share	90,718	29	(1,641)	(216)	(1,828)	19,018	1,077	(12,801)	7,294	5,466	69,880	(74,641)	(4,761)	705	91,423
DWS Small Cap Index A Share	324,163	2,186	(2,659)	(539)	(1,012)	58,279	15,204	(32,089)	41,394	40,382	201,653	(342,339)	(140,686)	(100,304)	223,859
Federated Hermes High Income Bond	1,491,426	72,414	(17,902)	(2,191)	52,321	(14,849)	—	10,722	(4,127)	48,194	22,140	(162,140)	(140,000)	(91,806)	1,399,620
Federated Hermes Managed Volatility II	511,498	9,387	(6,382)	(766)	2,239	22,408	—	53,280	75,688	77,927	4,534	(93,540)	(89,006)	(11,079)	500,419
Fidelity Asset Manager	116,909	1,679	(1,338)	(161)	180	393	573	7,465	8,431	8,611	351	(20,701)	(20,350)	(11,739)	105,170
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Fidelity Contrafund	$29,344,223	$19,799	$(391,442)	$(48,095)	$(419,738)	$1,251,970	$3,896,172	$2,523,905	$7,672,047	$7,252,309	$393,932	$(3,511,779)	$(3,117,847)	$4,134,462	$33,478,685
Fidelity Contrafund II	7,689	2	(124)	—	(122)	66	1,107	921	2,094	1,972	—	—	—	1,972	9,661
Fidelity Equity-Income	3,852,454	78,571	(52,429)	(6,448)	19,694	123,304	457,425	250,963	831,692	851,386	176,925	(583,397)	(406,472)	444,914	4,297,368
Fidelity Freedom Funds 2010 II	336,512	5,445	(8,251)	(990)	(3,796)	1,210	23,256	4,069	28,535	24,739	328,082	(11,730)	316,352	341,091	677,603
Fidelity Freedom Funds 2015 II	150,888	1,270	(1,887)	(226)	(843)	1,627	6,169	1,844	9,640	8,797	179,764	(8,743)	171,021	179,818	330,706
Fidelity Freedom Funds 2020 II	637,624	4,724	(6,962)	(959)	(3,197)	20,417	30,532	(4,943)	46,006	42,809	384,809	(142,641)	242,168	284,977	922,601
Fidelity Freedom Funds 2025 II	1,074,599	9,140	(13,305)	(1,707)	(5,872)	38,740	36,952	20,982	96,674	90,802	66,445	(119,064)	(52,619)	38,183	1,112,782
Fidelity Freedom Funds 2030 II	1,830,866	18,158	(26,176)	(3,141)	(11,159)	27,235	88,426	100,886	216,547	205,388	217,481	(78,581)	138,900	344,288	2,175,154
Fidelity Freedom Funds 2050 II	25,919	204	(356)	—	(152)	146	1,061	3,107	4,314	4,162	—	—	—	4,162	30,081
Fidelity Freedom Income Fund II	182,174	1,257	(2,200)	(298)	(1,241)	5,501	3,619	(4,820)	4,300	3,059	5,393	(34,185)	(28,792)	(25,733)	156,441
Fidelity Government Money Market Portfolio - Initial Class	22,160	1	(204)	(77)	(280)	—	—	—	—	(280)	7,500	(8,849)	(1,349)	(1,629)	20,531
Fidelity Government Money Market Portfolio - Service Class II	6,370,522	580	(72,690)	(8,936)	(81,046)	—	—	(1)	(1)	(81,047)	487,371	(1,382,174)	(894,803)	(975,850)	5,394,672
Fidelity Growth	17,725,931	—	(235,082)	(28,746)	(263,828)	1,171,791	3,891,530	(1,151,627)	3,911,694	3,647,866	129,181	(1,866,533)	(1,737,352)	1,910,514	19,636,445
Fidelity Growth & Income	4,524,711	114,252	(61,401)	(7,807)	45,044	239,772	219,940	548,426	1,008,138	1,053,182	123,212	(776,123)	(652,911)	400,271	4,924,982
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Fidelity Growth Opportunities	$6,561,153	$—	$(83,157)	$(10,184)	$(93,341)	$1,279,725	$599,278	$(1,109,596)	$769,407	$676,066	$25,041	$(1,673,330)	$(1,648,289)	$(972,223)	$5,588,930
Fidelity Index 500	1,203,862	15,890	(12,959)	(3,148)	(217)	479,502	9,681	(184,610)	304,573	304,356	912,518	(1,054,957)	(142,439)	161,917	1,365,779
Fidelity Mid Cap II	4,105,808	16,275	(56,854)	(7,159)	(47,738)	103,706	738,775	145,954	988,435	940,697	119,897	(425,617)	(305,720)	634,977	4,740,785
Fidelity Overseas II	389,894	1,295	(4,941)	(596)	(4,242)	34,656	27,440	4,012	66,108	61,866	6,046	(125,323)	(119,277)	(57,411)	332,483
Franklin Allocation VIP Fund - Class 2	435,455	6,910	(5,071)	(609)	1,230	(22,219)	—	59,749	37,530	38,760	16,066	(79,370)	(63,304)	(24,544)	410,911
Franklin DynaTech VIP Fund - Class 2[1]	683,550	—	(9,486)	(1,139)	(10,625)	6,503	48,702	54,830	110,035	99,410	12,076	(10,062)	2,014	101,424	784,974
Franklin Income VIP Fund - Class 2	3,439,598	164,033	(43,210)	(5,372)	115,451	37,971	—	332,738	370,709	486,160	114,368	(705,453)	(591,085)	(104,925)	3,334,673
Franklin Mutual Shares VIP Fund - Class 2	3,633,025	110,965	(48,392)	(5,903)	56,670	(55,923)	—	609,133	553,210	609,880	80,934	(486,149)	(405,215)	204,665	3,837,690
Franklin Small Cap Value VIP Fund - Class 2	4,689,782	50,758	(62,602)	(7,771)	(19,615)	16,253	134,401	919,540	1,070,194	1,050,579	135,484	(966,761)	(831,277)	219,302	4,909,084
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4,429,856	—	(57,620)	(6,952)	(64,572)	76,229	546,318	(178,169)	444,378	379,806	47,052	(502,425)	(455,373)	(75,567)	4,354,289
Franklin U.S. Government Securities VIP Fund - Class 2	5,464,967	118,181	(61,823)	(7,853)	48,505	(69,156)	—	(142,431)	(211,587)	(163,082)	342,080	(1,321,900)	(979,820)	(1,142,902)	4,322,065
Invesco American Franchise Fund I	6,234,553	—	(80,658)	(9,793)	(90,451)	411,350	740,235	(430,936)	720,649	630,198	43,089	(618,430)	(575,341)	54,857	6,289,410
Invesco American Franchise Fund II	885,968	—	(11,701)	(1,416)	(13,117)	34,610	113,594	(46,862)	101,342	88,225	39,258	(81,590)	(42,332)	45,893	931,861
Invesco Discovery Mid Cap Growth Fund I1	172,590	—	(2,391)	(286)	(2,677)	2,183	20,347	9,972	32,502	29,825	—	(4,398)	(4,398)	25,427	198,017
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Invesco Discovery Mid Cap Growth Fund II1	$271,858	$—	$(3,412)	$(424)	$(3,836)	$8,049	$31,148	$6,941	$46,138	$42,302	$11,968	$(51,561)	$(39,593)	$2,709	$274,567
Invesco Global Real Estate	2,238,534	60,906	(28,807)	(3,642)	28,457	31,862	—	435,560	467,422	495,879	37,509	(495,922)	(458,413)	37,466	2,276,000
Invesco Health Care	337,884	618	(3,924)	(503)	(3,809)	29,249	32,112	(27,147)	34,214	30,405	3,603	(57,525)	(53,922)	(23,517)	314,367
Invesco International Growth I	571,874	7,348	(7,343)	(896)	(891)	9,966	38,807	(22,994)	25,779	24,888	28,771	(48,693)	(19,922)	4,966	576,840
Invesco International Growth II	5,591,308	56,067	(68,162)	(8,300)	(20,395)	237,217	361,218	(347,321)	251,114	230,719	225,950	(921,953)	(696,003)	(465,284)	5,126,024
Invesco Small Cap Equity II	283,925	8	(3,911)	(469)	(4,372)	14,188	16,581	25,457	56,226	51,854	16,663	(58,967)	(42,304)	9,550	293,475
JP Morgan Insurance Trust Mid Cap Value I	4,319,531	43,024	(59,676)	(7,346)	(23,998)	103,326	236,998	839,132	1,179,456	1,155,458	56,523	(694,200)	(637,677)	517,781	4,837,312
JP Morgan Insurance Trust U.S. Equity I	2,565,836	20,400	(32,718)	(4,414)	(16,732)	307,783	121,578	225,231	654,592	637,860	6,655	(537,211)	(530,556)	107,304	2,673,140
Morningstar Aggressive Growth ETF Asset Allocation Class I	135,689	1,983	(1,439)	(575)	(31)	417	3,283	19,436	23,136	23,105	—	(80)	(80)	23,025	158,714
Morningstar Aggressive Growth ETF Asset Allocation Class II	1,634,661	14,635	(18,111)	(2,173)	(5,649)	80,120	28,994	127,071	236,185	230,536	15,186	(499,090)	(483,904)	(253,368)	1,381,293
Morningstar Balanced ETF Asset Allocation Class I	700,043	11,313	(6,753)	(2,131)	2,429	1,833	27,912	32,702	62,447	64,876	831	(41,490)	(40,659)	24,217	724,260
Morningstar Balanced ETF Asset Allocation Class II	3,836,036	45,495	(45,051)	(5,521)	(5,077)	61,947	131,664	138,209	331,820	326,743	60,983	(786,545)	(725,562)	(398,819)	3,437,217
Morningstar Conservative ETF Asset Allocation Class I	517,825	10,286	(5,639)	(1,791)	2,856	9,294	16,662	(21,149)	4,807	7,663	258,090	(154,992)	103,098	110,761	628,586
Morningstar Conservative ETF Asset Allocation Class II	120,857	3,437	(3,293)	(405)	(261)	4,589	6,517	(8,542)	2,564	2,303	165,998	(59,079)	106,919	109,222	230,079
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Morningstar Growth ETF Asset Allocation Class I	$108,792	$1,424	$(985)	$(415)	$24	$2,695	$3,466	$7,395	$13,556	$13,580	$—	$(19,439)	$(19,439)	$(5,859)	$102,933
Morningstar Growth ETF Asset Allocation Class II	2,893,026	32,213	(34,566)	(4,148)	(6,501)	84,560	92,709	178,288	355,557	349,056	22,302	(574,453)	(552,151)	(203,095)	2,689,931
Morningstar Income & Growth ETF Asset Allocation Class I	107,256	1,750	(996)	(420)	334	1,302	3,227	581	5,110	5,444	—	(13,398)	(13,398)	(7,954)	99,302
Morningstar Income & Growth ETF Asset Allocation Class II	672,093	9,032	(8,342)	(1,038)	(348)	6,614	19,546	6,611	32,771	32,423	8,779	(74,145)	(65,366)	(32,943)	639,150
Neuberger Berman AMT Mid Cap Growth Class S	522,186	—	(6,632)	(797)	(7,429)	38,250	60,044	(32,994)	65,300	57,871	12,032	(78,188)	(66,156)	(8,285)	513,901
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	28,357	64	(337)	(40)	(313)	1,585	—	6,509	8,094	7,781	1,242	(10,402)	(9,160)	(1,379)	26,978
Neuberger Berman AMT Sustainable Equity Class S	145,836	282	(2,040)	(244)	(2,002)	914	3,105	28,988	33,007	31,005	3,849	(12,409)	(8,560)	22,445	168,281
PIMCO All Asset Portfolio Advisor	389,385	37,593	(4,367)	(516)	32,710	16,937	—	(2,182)	14,755	47,465	5,830	(117,589)	(111,759)	(64,294)	325,091
PIMCO CommodityRealReturn Strat. Administrative Class	1,028,652	47,269	(14,118)	(1,719)	31,432	(16,481)	—	288,861	272,380	303,812	72,104	(299,266)	(227,162)	76,650	1,105,302
PIMCO Total Return Portfolio Advisor	336,553	5,861	(4,278)	—	1,583	(6,541)	17,192	(19,667)	(9,016)	(7,433)	84,191	(134,246)	(50,055)	(57,488)	279,065
Pioneer Bond VCT Class I	2,126,892	45,627	(25,884)	(3,190)	16,553	2,058	52,973	(93,534)	(38,503)	(21,950)	33,631	(185,222)	(151,591)	(173,541)	1,953,351
Pioneer Equity Income VCT Class II	4,978,801	62,469	(64,409)	(7,773)	(9,713)	(717,241)	—	1,814,032	1,096,791	1,087,078	91,084	(1,311,392)	(1,220,308)	(133,230)	4,845,571
Pioneer Fund VCT Class I	40,603,711	140,651	(556,659)	(66,882)	(482,890)	(426,768)	3,462,310	7,707,539	10,743,081	10,260,191	205,280	(3,921,641)	(3,716,361)	6,543,830	47,147,541
Pioneer High Yield VCT Class II	1,534,871	68,186	(17,586)	(2,337)	48,263	(3,880)	—	10,823	6,943	55,206	70,333	(397,835)	(327,502)	(272,296)	1,262,575
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Pioneer Mid Cap Value VCT Class I	$5,158,869	$52,260	$(68,305)	$(8,233)	$(24,278)	$91,275	$—	$1,271,146	$1,362,421	$1,338,143	$53,698	$(898,172)	$(844,474)	$493,669	$5,652,538
Pioneer Real Estate VCT Class II	1,651,463	18,179	(22,482)	(2,788)	(7,091)	(238,092)	—	839,817	601,725	594,634	61,895	(328,117)	(266,222)	328,412	1,979,875
Pioneer Select Mid Cap Growth VCT Class I	46,843,906	—	(592,889)	(71,381)	(664,270)	1,298,685	6,505,820	(4,130,898)	3,673,607	3,009,337	233,678	(4,840,546)	(4,606,868)	(1,597,531)	45,246,375
Pioneer Strategic Income VCT Class II	3,866,009	110,847	(45,933)	(5,767)	59,147	28,220	35,429	(110,773)	(47,124)	12,023	214,810	(739,035)	(524,225)	(512,202)	3,353,807
Templeton Developing Markets VIP Fund - Class 2	1,765,879	14,820	(21,022)	(2,583)	(8,785)	99,739	33,968	(226,143)	(92,436)	(101,221)	71,342	(256,451)	(185,109)	(286,330)	1,479,549
Templeton Global Bond VIP Fund - Class 2	3,108,252	—	(33,578)	(4,262)	(37,840)	(179,460)	—	38,130	(141,330)	(179,170)	171,650	(706,731)	(535,081)	(714,251)	2,394,001
Templeton Growth VIP Fund - Class 2	3,343,134	36,764	(40,781)	(4,925)	(8,942)	(144,102)	—	273,244	129,142	120,200	135,674	(649,409)	(513,735)	(393,535)	2,949,599
Vanguard Balanced	242,810	4,683	(2,652)	(697)	1,334	14,230	12,997	13,621	40,848	42,182	85,689	(95,732)	(10,043)	32,139	274,949
Vanguard High Yield Bond	593,351	48,821	(14,352)	(3,124)	31,345	6,550	—	(4,282)	2,268	33,613	1,071,853	(213,885)	857,968	891,581	1,484,932
Vanguard International	1,804,092	4,367	(14,174)	(2,973)	(12,780)	608,582	109,768	(706,657)	11,693	(1,087)	937,770	(1,528,406)	(590,636)	(591,723)	1,212,369
Vanguard Mid-Cap Index	1,171,792	13,540	(11,585)	(3,172)	(1,217)	177,414	80,804	(12,954)	245,264	244,047	648,225	(841,566)	(193,341)	50,706	1,222,498
Vanguard Real Estate Index	262,741	6,078	(3,029)	(710)	2,339	36,644	8,043	51,891	96,578	98,917	215,677	(230,481)	(14,804)	84,113	346,854
Vanguard Total Bond Market Index	914,655	16,823	(8,918)	(2,021)	5,884	30,287	6,747	(66,960)	(29,926)	(24,042)	691,758	(633,234)	58,524	34,482	949,137
Vanguard Total Stock Market Index	3,285,582	36,464	(28,665)	(6,084)	1,715	906,421	156,466	(415,713)	647,174	648,889	1,952,607	(2,978,691)	(1,026,084)	(377,195)	2,908,387
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2021

Sub-Account	Net Assets as of January 1, 2021	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2021
Voya Global High Dividend Low Volatility Portfolio - Class S	$447,805	$10,725	$(5,853)	$(711)	$4,161	$5,910	$—	$71,025	$76,935	$81,096	$8	$(49,764)	$(49,756)	$31,340	$479,145
VY JPMorgan Emerging Markets Equity Portfolio Initial	690,009	—	(8,490)	(1,019)	(9,509)	3,349	49,027	(119,018)	(66,642)	(76,151)	3,170	(14,619)	(11,449)	(87,600)	602,409
Wanger USA	66,449	532	(896)	(108)	(472)	264	2,312	2,846	5,422	4,950	—	(3,025)	(3,025)	1,925	68,374

1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2020

Sub-Account	Net Assets as of January 1, 2020	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2020
American Century Balanced	$7,755,438	$86,379	$(92,946)	$(11,698)	$(18,265)	$63,817	$252,841	$462,967	$779,625	$761,360	$326,546	$(968,991)	$(642,445)	$118,915	$7,874,353
American Century Inflation Protection II	2,900,440	36,625	(34,991)	(4,333)	(2,699)	11,868	—	200,243	212,111	209,412	217,889	(646,251)	(428,362)	(218,950)	2,681,490
American Century International	6,482,799	29,985	(77,073)	(9,505)	(56,593)	140,186	90,436	1,170,752	1,401,374	1,344,781	256,092	(1,253,370)	(997,278)	347,503	6,830,302
American Century Large Company Value II	345,430	5,068	(4,053)	(508)	507	5,408	3,361	7,804	16,573	17,080	89,905	(94,034)	(4,129)	12,951	358,381
American Century Ultra I	364,294	—	(4,957)	(633)	(5,590)	27,963	35,914	102,696	166,573	160,983	2,722	(66,836)	(64,114)	96,869	461,163
American Century Ultra II	688,887	—	(7,465)	(906)	(8,371)	58,393	69,656	94,430	222,479	214,108	39,438	(331,046)	(291,608)	(77,500)	611,387
American Century Value	2,782,716	54,747	(29,515)	(3,674)	21,558	24,553	60,927	(115,594)	(30,114)	(8,556)	120,292	(269,266)	(148,974)	(157,530)	2,625,186
BNY Mellon Appreciation	3,306,938	26,274	(41,650)	(5,093)	(20,469)	1,701	274,087	437,049	712,837	692,368	46,552	(281,774)	(235,222)	457,146	3,764,084
BNY Mellon MidCap Stock	6,799,461	47,947	(70,630)	(9,055)	(31,738)	(292,645)	—	614,901	322,256	290,518	171,942	(993,813)	(821,871)	(531,353)	6,268,108
BNY Mellon Stock Index	9,803,608	117,657	(112,466)	(14,521)	(9,330)	507,606	566,878	296,123	1,370,607	1,361,277	387,410	(2,067,596)	(1,680,186)	(318,909)	9,484,699
BNY Mellon Sustainable U.S. Equity	2,579,312	28,433	(30,130)	(3,668)	(5,365)	(29,799)	30,856	461,755	462,812	457,447	132,400	(538,496)	(406,096)	51,351	2,630,663
BNY Mellon Technology Growth	3,429,202	10,165	(48,983)	(6,265)	(45,083)	455,379	405,658	1,263,386	2,124,423	2,079,340	186,713	(1,062,351)	(875,638)	1,203,702	4,632,904
Calvert EAFE International Index F Class	279,353	8,773	(3,208)	(465)	5,100	(1,132)	—	12,807	11,675	16,775	14,208	(16,889)	(2,681)	14,094	293,447
Calvert Investment Grade Bond Index	2,717,455	85,172	(35,993)	(4,354)	44,825	28,692	—	90,852	119,544	164,369	635,005	(695,992)	(60,987)	103,382	2,820,837
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2020

Sub-Account	Net Assets as of January 1, 2020	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2020
Calvert Nasdaq 100 Index	$3,418,624	$15,236	$(44,999)	$(5,607)	$(35,370)	$651,335	$118,425	$668,577	$1,438,337	$1,402,967	$230,382	$(1,166,677)	$(936,295)	$466,672	$3,885,296
Calvert Russell 2000 Small Cap Index F Class	868,258	7,730	(9,055)	(1,166)	(2,491)	11,656	43,231	86,311	141,198	138,707	52,772	(191,541)	(138,769)	(62)	868,196
Calvert S&P MidCap 400 Index F Class	690,432	7,730	(7,780)	(1,015)	(1,065)	421	22,683	56,550	79,654	78,589	45,207	(53,029)	(7,822)	70,767	761,199
Calvert SRI Balanced	440,616	6,938	(5,640)	(679)	619	711	14,319	44,855	59,885	60,504	22,900	(11,436)	11,464	71,968	512,584
Columbia VP Select Mid Cap Value Fund - Class 1	5,468	—	(60)	—	(60)	34	—	363	397	337	—	—	—	337	5,805
DWS Capital Growth VIP B	1,385,653	3,923	(17,822)	(2,162)	(16,061)	102,426	98,655	273,174	474,255	458,194	31,383	(331,331)	(299,948)	158,246	1,543,899
DWS CROCI International VIP - Class A	1,690,650	50,763	(18,111)	(2,184)	30,468	(30,037)	—	6,804	(23,233)	7,235	9,351	(127,021)	(117,670)	(110,435)	1,580,215
DWS Global Income Builder VIP A	6,886,224	201,115	(78,621)	(9,634)	112,860	34,921	148,109	94,738	277,768	390,628	55,271	(734,063)	(678,792)	(288,164)	6,598,060
DWS Global Small Cap VIP B	93,670	519	(1,096)	(132)	(709)	(1,824)	—	17,265	15,441	14,732	7,185	(11,821)	(4,636)	10,096	103,766
DWS International Growth VIP B Share	74,183	903	(938)	(112)	(147)	304	—	15,595	15,899	15,752	1,708	(925)	783	16,535	90,718
DWS Small Cap Index A Share	311,121	2,634	(2,513)	(503)	(382)	(14,039)	24,367	32,634	42,962	42,580	35,076	(64,614)	(29,538)	13,042	324,163
Federated Hermes High Income Bond	1,561,957	87,159	(18,165)	(2,238)	66,756	(19,411)	—	9,120	(10,291)	56,465	23,029	(150,025)	(126,996)	(70,531)	1,491,426
Federated Hermes Managed Volatility II	566,072	13,262	(6,296)	(756)	6,210	5,727	—	(18,569)	(12,842)	(6,632)	3,476	(51,418)	(47,942)	(54,574)	511,498
Fidelity Asset Manager	119,995	1,622	(1,442)	(173)	7	(1,486)	1,467	14,352	14,333	14,340	358	(17,784)	(17,426)	(3,086)	116,909
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2020

Sub-Account	Net Assets as of January 1, 2020	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2020
Fidelity Contrafund	$26,049,303	$65,994	$(335,087)	$(41,126)	$(310,219)	$509,749	$139,184	$6,576,033	$7,224,966	$6,914,747	$412,044	$(4,031,871)	$(3,619,827)	$3,294,920	$29,344,223
Fidelity Contrafund II	5,981	5	(82)	—	(77)	33	34	1,718	1,785	1,708	—	—	—	1,708	7,689
Fidelity Equity-Income	4,390,575	64,678	(46,556)	(5,731)	12,391	(40,844)	179,814	(16,071)	122,899	135,290	135,302	(808,713)	(673,411)	(538,121)	3,852,454
Fidelity Freedom Funds 2010 II	5,959	3,303	(1,796)	(215)	1,292	252	1,393	18,441	20,086	21,378	312,705	(3,530)	309,175	330,553	336,512
Fidelity Freedom Funds 2015 II	141,341	1,451	(1,721)	(207)	(477)	624	6,752	9,274	16,650	16,173	—	(6,626)	(6,626)	9,547	150,888
Fidelity Freedom Funds 2020 II	646,965	6,034	(7,627)	(1,013)	(2,606)	12,935	35,293	31,834	80,062	77,456	20,495	(107,292)	(86,797)	(9,341)	637,624
Fidelity Freedom Funds 2025 II	984,428	9,899	(12,372)	(1,577)	(4,050)	17,428	43,251	80,633	141,312	137,262	39,332	(86,423)	(47,091)	90,171	1,074,599
Fidelity Freedom Funds 2030 II	1,604,503	16,091	(20,006)	(2,401)	(6,316)	16,096	78,225	149,969	244,290	237,974	215,548	(227,159)	(11,611)	226,363	1,830,866
Fidelity Freedom Funds 2050 II	22,055	168	(272)	—	(104)	78	947	2,943	3,968	3,864	—	—	—	3,864	25,919
Fidelity Freedom Income Fund II	145,398	1,868	(2,044)	(277)	(453)	299	2,714	12,200	15,213	14,760	22,874	(858)	22,016	36,776	182,174
Fidelity Government Money Market Portfolio - Initial Class	22,977	74	(216)	(86)	(228)	—	—	—	—	(228)	2,688	(3,277)	(589)	(817)	22,160
Fidelity Government Money Market Portfolio - Service Class II	5,792,449	13,838	(81,448)	(9,621)	(77,231)	—	—	—	—	(77,231)	3,940,509	(3,285,205)	655,304	578,073	6,370,522
Fidelity Growth	13,768,061	11,231	(188,710)	(23,095)	(200,574)	981,049	1,425,235	3,261,129	5,667,413	5,466,839	136,284	(1,645,253)	(1,508,969)	3,957,870	17,725,931
Fidelity Growth & Income	5,012,179	88,249	(53,126)	(6,791)	28,332	62,331	229,991	(95,323)	196,999	225,331	99,321	(812,120)	(712,799)	(487,468)	4,524,711
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2020

Sub-Account	Net Assets as of January 1, 2020	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2020
Fidelity Growth Opportunities	$4,252,485	$691	$(62,826)	$(7,722)	$(69,857)	$331,992	$288,446	$2,141,789	$2,762,227	$2,692,370	$23,274	$(406,976)	$(383,702)	$2,308,668	$6,561,153
Fidelity Index 500	1,040,805	18,147	(10,428)	(2,917)	4,802	8,653	3,589	154,484	166,726	171,528	76,459	(84,930)	(8,471)	163,057	1,203,862
Fidelity Mid Cap II	4,268,024	14,329	(44,340)	(5,577)	(35,588)	(150,031)	—	633,589	483,558	447,970	137,507	(747,693)	(610,186)	(162,216)	4,105,808
Fidelity Overseas II	347,675	755	(4,213)	(508)	(3,966)	3,214	1,443	46,706	51,363	47,397	7,485	(12,663)	(5,178)	42,219	389,894
Franklin Allocation VIP Fund - Class 2	443,017	6,523	(5,391)	(647)	485	(31,028)	116,225	(43,590)	41,607	42,092	19,003	(68,657)	(49,654)	(7,562)	435,455
Franklin Flex Cap Growth VIP Fund - Class 2[1]	438,372	—	(6,569)	(787)	(7,356)	20,765	29,397	149,177	199,339	191,983	144,130	(90,935)	53,195	245,178	683,550
Franklin Income VIP Fund - Class 2	4,034,189	199,825	(42,670)	(5,303)	151,852	(105,268)	2,831	(153,132)	(255,569)	(103,717)	133,278	(624,152)	(490,874)	(594,591)	3,439,598
Franklin Mutual Shares VIP Fund - Class 2	4,405,015	96,451	(43,176)	(5,262)	48,013	(274,219)	134,092	(267,613)	(407,740)	(359,727)	115,299	(527,562)	(412,263)	(771,990)	3,633,025
Franklin Small Cap Value VIP Fund - Class 2	5,181,492	63,231	(51,949)	(6,465)	4,817	(320,952)	268,939	169,661	117,648	122,465	235,537	(849,712)	(614,175)	(491,710)	4,689,782
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,418,001	—	(46,352)	(5,591)	(51,943)	(39,520)	495,622	1,237,494	1,693,596	1,641,653	75,387	(705,185)	(629,798)	1,011,855	4,429,856
Franklin U.S. Government Securities VIP Fund - Class 2	5,385,469	183,077	(67,560)	(8,402)	107,115	(42,101)	—	61,833	19,732	126,847	1,407,436	(1,454,785)	(47,349)	79,498	5,464,967
Invesco American Franchise Fund I	4,771,769	3,711	(64,766)	(7,863)	(68,918)	250,707	387,210	1,271,444	1,909,361	1,840,443	57,049	(434,708)	(377,659)	1,462,784	6,234,553
Invesco American Franchise Fund II	844,146	—	(10,349)	(1,251)	(11,600)	70,001	59,243	165,508	294,752	283,152	18,948	(260,278)	(241,330)	41,822	885,968
Invesco Global Real Estate	3,111,051	113,962	(29,539)	(3,761)	80,662	(9,063)	63,654	(571,250)	(516,659)	(435,997)	73,750	(510,270)	(436,520)	(872,517)	2,238,534
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2020

Sub-Account	Net Assets as of January 1, 2020	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2020
Invesco Health Care	$314,516	$957	$(3,751)	$(478)	$(3,272)	$11,932	$7,286	$22,578	$41,796	$38,524	$4,240	$(19,396)	$(15,156)	$23,368	$337,884
Invesco International Growth I	561,883	11,968	(6,496)	(791)	4,681	13,200	11,531	36,114	60,845	65,526	28,225	(83,760)	(55,535)	9,991	571,874
Invesco International Growth II	5,988,978	108,331	(65,916)	(8,021)	34,394	101,062	118,086	350,069	569,217	603,611	267,274	(1,268,555)	(1,001,281)	(397,670)	5,591,308
Invesco Oppenheimer Discovery Mid Cap Growth Fund I1	—	—	(1,309)	(159)	(1,468)	2,215	—	42,899	45,114	43,646	148,853	(19,909)	128,944	172,590	172,590
Invesco Oppenheimer Discovery Mid Cap Growth Fund II1	—	—	(2,144)	(264)	(2,408)	(5,235)	—	29,547	24,312	21,904	345,978	(96,024)	249,954	271,858	271,858
Invesco Small Cap Equity II	242,719	61	(2,632)	(322)	(2,893)	(6,254)	21,918	40,720	56,384	53,491	66,374	(78,659)	(12,285)	41,206	283,925
JP Morgan Insurance Trust Mid Cap Value I	4,714,716	58,240	(49,495)	(6,102)	2,643	(97,646)	242,996	(219,631)	(74,281)	(71,638)	280,568	(604,115)	(323,547)	(395,185)	4,319,531
JP Morgan Insurance Trust U.S. Equity I	2,436,547	17,815	(28,712)	(3,924)	(14,821)	173,712	143,663	162,016	479,391	464,570	21,061	(356,342)	(335,281)	129,289	2,565,836
Morningstar Aggressive Growth ETF Asset Allocation Class I	137,161	2,459	(1,119)	(447)	893	918	2,413	6,844	10,175	11,068	—	(12,540)	(12,540)	(1,472)	135,689
Morningstar Aggressive Growth ETF Asset Allocation Class II	1,671,820	26,535	(18,701)	(2,244)	5,590	6,875	29,440	78,097	114,412	120,002	29,207	(186,368)	(157,161)	(37,159)	1,634,661
Morningstar Balanced ETF Asset Allocation Class I	665,279	14,925	(5,968)	(1,919)	7,038	(1,766)	8,458	38,450	45,142	52,180	2,158	(19,574)	(17,416)	34,764	700,043
Morningstar Balanced ETF Asset Allocation Class II	4,266,779	71,786	(46,219)	(5,661)	19,906	(75,131)	45,959	268,081	238,909	258,815	138,637	(828,195)	(689,558)	(430,743)	3,836,036
Morningstar Conservative ETF Asset Allocation Class I	492,673	9,736	(4,686)	(1,601)	3,449	(159)	2,745	20,702	23,288	26,737	760	(2,345)	(1,585)	25,152	517,825
Morningstar Conservative ETF Asset Allocation Class II	149,350	2,017	(1,858)	(233)	(74)	2,204	645	3,582	6,431	6,357	40,197	(75,047)	(34,850)	(28,493)	120,857
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2020

Sub-Account	Net Assets as of January 1, 2020	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2020
Morningstar Growth ETF Asset Allocation Class I	$102,737	$2,212	$(906)	$(382)	$924	$(38)	$2,794	$5,089	$7,845	$8,769	$—	$(2,714)	$(2,714)	$6,055	$108,792
Morningstar Growth ETF Asset Allocation Class II	3,192,073	52,229	(34,935)	(4,192)	13,102	(30,408)	74,720	152,844	197,156	210,258	73,964	(583,269)	(509,305)	(299,047)	2,893,026
Morningstar Income & Growth ETF Asset Allocation Class I	112,336	2,553	(996)	(377)	1,180	(1,483)	1,269	6,163	5,949	7,129	97,592	(109,801)	(12,209)	(5,080)	107,256
Morningstar Income & Growth ETF Asset Allocation Class II	743,140	13,276	(8,758)	(1,084)	3,434	(9,811)	7,455	45,325	42,969	46,403	62,504	(179,954)	(117,450)	(71,047)	672,093
Neuberger Berman AMT Mid Cap Growth Class S	668,531	—	(6,401)	(775)	(7,176)	95,142	23,929	55,082	174,153	166,977	13,948	(327,270)	(313,322)	(146,345)	522,186
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	39,766	182	(348)	(42)	(208)	(2,570)	—	(757)	(3,327)	(3,535)	2,182	(10,056)	(7,874)	(11,409)	28,357
Neuberger Berman AMT Sustainable Equity Class S	121,371	479	(1,521)	(184)	(1,226)	(716)	5,277	19,452	24,013	22,787	4,648	(2,970)	1,678	24,465	145,836
PIMCO All Asset Portfolio Advisor	370,519	17,293	(4,438)	(526)	12,329	141	—	11,844	11,985	24,314	12,468	(17,916)	(5,448)	18,866	389,385
PIMCO CommodityRealReturn Strat. Administrative Class	1,164,252	64,459	(12,385)	(1,517)	50,557	(71,481)	—	15,132	(56,349)	(5,792)	98,825	(228,633)	(129,808)	(135,600)	1,028,652
PIMCO Total Return Portfolio Advisor	265,858	6,873	(4,427)	—	2,446	10,923	5,840	(2,521)	14,242	16,688	645,566	(591,559)	54,007	70,695	336,553
Pioneer Bond VCT Class I	2,226,805	64,527	(26,592)	(3,285)	34,650	(17,913)	—	124,973	107,060	141,710	36,444	(278,067)	(241,623)	(99,913)	2,126,892
Pioneer Equity Income VCT Class II	5,953,542	117,017	(61,403)	(7,415)	48,199	(1,119,888)	196,385	727,743	(195,760)	(147,561)	332,667	(1,159,847)	(827,180)	(974,741)	4,978,801
Pioneer Fund VCT Class I	35,681,898	273,355	(445,581)	(53,513)	(225,739)	(1,974,790)	2,992,623	6,785,094	7,802,927	7,577,188	168,168	(2,823,543)	(2,655,375)	4,921,813	40,603,711
Pioneer High Yield VCT Class II	1,747,072	78,125	(19,074)	(2,543)	56,508	(30,505)	—	(22,381)	(52,886)	3,622	68,916	(284,739)	(215,823)	(212,201)	1,534,871
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2020

Sub-Account	Net Assets as of January 1, 2020	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2020
Pioneer Mid Cap Value VCT Class I	$5,548,133	$57,203	$(58,712)	$(7,097)	$(8,606)	$(680)	$152,417	$(146,421)	$5,316	$(3,290)	$52,731	$(438,705)	$(385,974)	$(389,264)	$5,158,869
Pioneer Real Estate VCT Class II	2,201,174	26,940	(22,438)	(2,804)	1,698	(495,220)	453,930	(175,256)	(216,546)	(214,848)	144,562	(479,425)	(334,863)	(549,711)	1,651,463
Pioneer Select Mid Cap Growth VCT Class I	37,590,076	—	(476,618)	(57,312)	(533,930)	666,093	2,724,788	10,071,002	13,461,883	12,927,953	205,546	(3,879,669)	(3,674,123)	9,253,830	46,843,906
Pioneer Strategic Income VCT Class II	4,485,610	133,590	(51,420)	(6,419)	75,751	5,449	13,004	106,662	125,115	200,866	229,990	(1,050,457)	(820,467)	(619,601)	3,866,009
Templeton Developing Markets VIP Fund - Class 2	1,707,234	63,555	(19,109)	(2,338)	42,108	52,494	39,885	100,738	193,117	235,225	36,239	(212,819)	(176,580)	58,645	1,765,879
Templeton Global Bond VIP Fund - Class 2	3,799,281	294,603	(43,139)	(5,444)	246,020	(137,296)	—	(356,615)	(493,911)	(247,891)	191,685	(634,823)	(443,138)	(691,029)	3,108,252
Templeton Growth VIP Fund - Class 2	3,593,620	91,886	(38,673)	(4,666)	48,547	(246,492)	—	286,765	40,273	88,820	112,084	(451,390)	(339,306)	(250,486)	3,343,134
Vanguard Balanced	258,951	6,818	(2,458)	(596)	3,764	(3,321)	8,313	8,313	13,305	17,069	—	(33,210)	(33,210)	(16,141)	242,810
Vanguard High Yield Bond	1,190,013	13,447	(7,874)	(1,902)	3,671	(24,804)	—	(30,096)	(54,900)	(51,229)	567,213	(1,112,646)	(545,433)	(596,662)	593,351
Vanguard International	1,342,700	16,169	(13,066)	(2,804)	299	53,632	29,551	558,511	641,694	641,993	84,011	(264,612)	(180,601)	461,392	1,804,092
Vanguard Mid-Cap Index	1,147,514	14,666	(9,685)	(2,717)	2,264	(31,906)	54,909	122,610	145,613	147,877	92,799	(216,398)	(123,599)	24,278	1,171,792
Vanguard Real Estate Index	295,127	6,570	(2,551)	(660)	3,359	(16,271)	4,131	(13,252)	(25,392)	(22,033)	47,712	(58,065)	(10,353)	(32,386)	262,741
Vanguard Total Bond Market Index	945,278	21,879	(8,841)	(2,192)	10,846	11,434	—	32,551	43,985	54,831	102,294	(187,748)	(85,454)	(30,623)	914,655
Vanguard Total Stock Market Index	3,140,220	44,069	(27,223)	(5,524)	11,322	81,414	85,020	329,211	495,645	506,967	240,283	(601,888)	(361,605)	145,362	3,285,582
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2020

Sub-Account	Net Assets as of January 1, 2020	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2020
Voya Global High Dividend Low Volatility Portfolio - Class S	$535,053	$9,957	$(5,524)	$(669)	$3,764	$(5,545)	$—	$(17,471)	$(23,016)	$(19,252)	$248	$(68,244)	$(67,996)	$(87,248)	$447,805
VY JPMorgan Emerging Markets Equity Portfolio Initial	572,062	3,326	(6,903)	(828)	(4,405)	1,948	36,241	131,478	169,667	165,262	3,152	(50,467)	(47,315)	117,947	690,009
Wanger USA	111,253	—	(1,263)	(152)	(1,415)	(14,575)	11,386	25,146	21,957	20,542	154	(65,500)	(65,346)	(44,804)	66,449

1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Notes to Financial Statements
1.   ORGANIZATION
Symetra Separate Account C (the "Separate Account") is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of Symetra Life Insurance Company ("Symetra Life"), a wholly-owned subsidiary of Symetra Financial Corporation. Purchasers of various Symetra Life variable annuity products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units ("Units"). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies ("Mutual Funds") as indicated below. Not all sub-accounts are available in all Symetra Life variable annuity products. The performance of the underlying portfolios may differ substantially from publicly traded Mutual Funds with similar names and objectives.
Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of Symetra Life's or Symetra Financial Corporation's other business activities.
The Statements of Operations and Changes in Net Assets are reported for the years ended December 31, 2020 and December 31, 2021 for the following sub-accounts, except as noted in the footnote 4 to the table below.
Following are the sub-accounts and related Mutual Funds.

Sub-Account	Mutual Fund
American Century Variable Portfolios, Inc.
American Century Balanced	VP Balanced Fund
American Century Inflation Protection II	VP Inflation Protection Class II Fund
American Century International	VP International Fund
American Century International II4	VP International Class II Fund
American Century Large Company Value II	VP Large Company Value Class II Fund
American Century Ultra I	VP Ultra Class I Fund
American Century Ultra II	VP Ultra Class II Fund
American Century Value	VP Value Fund

BNY Mellon Variable Investment Fund
BNY Mellon Appreciation	BNY Mellon VIF Appreciation Portfolio — Initial Shares

BNY Mellon Investment Portfolios
BNY Mellon MidCap Stock	BNY Mellon IP MidCap Stock Portfolio — Initial Shares
BNY Mellon Technology Growth	BNY Mellon IP Technology Growth Portfolio — Initial Shares

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index	BNY Mellon Stock Index Fund, Inc. — Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity	BNY Mellon Sustainable U.S. Equity Portfolio Inc. — Initial Shares

Calvert Variable Series, Inc.
Calvert EAFE International Index F Class	Calvert VP EAFE International Index Portfolio — Class F
Calvert Investment Grade Bond Index	Calvert VP Investment Grade Bond Index Portfolio
Calvert Nasdaq 100 Index	Calvert VP Nasdaq — 100 Index Portfolio
Calvert Russell 2000 Small Cap Index F Class	Calvert VP Russell 2000 Small Cap Index Portfolio — Class F
Calvert S&P MidCap 400 Index F Class	Calvert VP S&P MidCap 400 Index Portfolio — Class F
Calvert SRI Balanced	Calvert VP SRI Balanced Portfolio
Columbia Funds Variable Insurance Trust
Columbia VP Select Mid Cap Value Fund - Class 1	Columbia VP Select Mid Cap Value Fund — Class 1

Symetra Separate Account C
Notes to Financial Statements
1.	ORGANIZATION (continued)

Sub-Account	Mutual Fund
DWS Variable Series I and II
DWS Capital Growth VIP B	DWS Capital Growth VIP — Class B Shares
DWS CROCI International VIP - Class A	DWS CROCI International VIP — Class A Shares
DWS Global Income Builder VIP A	DWS Global Income Builder VIP — Class A Shares
DWS Global Small Cap VIP B	DWS Global Small Cap VIP — Class B Shares
DWS International Growth VIP B Share	DWS International Growth VIP — Class B Shares
DWS Small Cap Index A Share	DWS Small Cap Index VIP — Class A Shares
DWS Small Mid Cap Value VIP Class B4	DWS Small Mid Cap Value VIP — Class B Shares

Federated Insurance Series
Federated Hermes High Income Bond	Federated Hermes High Income Bond Fund II
Federated Hermes Managed Volatility II	Federated Hermes Managed Volatility Fund II

Fidelity Variable Insurance Products Fund 1 (VIP)
Fidelity Asset Manager	VIP Asset Manager Portfolio — Initial Class
Fidelity Contrafund	VIP Contrafund® Portfolio — Initial Class
Fidelity Contrafund II	VIP Contrafund® Portfolio — Service Class 2
Fidelity Equity-Income	VIP Equity-Income Portfolio — Initial Class
Fidelity Freedom Funds 2010 II	VIP Freedom Funds 2010 Portfolio — Service Class 2
Fidelity Freedom Funds 2015 II	VIP Freedom Funds 2015 Portfolio — Service Class 2
Fidelity Freedom Funds 2020 II	VIP Freedom Funds 2020 Portfolio — Service Class 2
Fidelity Freedom Funds 2025 II	VIP Freedom Funds 2025 Portfolio — Service Class 2
Fidelity Freedom Funds 2030 II	VIP Freedom Funds 2030 Portfolio — Service Class 2
Fidelity Freedom Funds 2050 II	VIP Freedom Funds 2050 Portfolio — Service Class 2
Fidelity Freedom Income Fund II	VIP Freedom Income Portfolio — Service Class 2
Fidelity Government Money Market Portfolio - Initial Class	VIP Government Money Market Portfolio — Initial Class
Fidelity Government Money Market Portfolio - Service Class II	VIP Government Money Market Portfolio — Service Class II
Fidelity Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
Fidelity Growth Opportunities	VIP Growth Opportunities Portfolio — Initial Class
Fidelity Index 500	VIP Index 500 Portfolio — Initial Class
Fidelity Mid Cap II	VIP Mid Cap Portfolio — Service Class II
Fidelity Overseas II	VIP Overseas Portfolio — Service Class 2

Franklin Templeton Variable Insurance Products Trust
Franklin Allocation VIP Fund - Class 2	Franklin Allocation VIP Fund - Class 2
Franklin DynaTech VIP Fund - Class 2[3]	Franklin DynaTech VIP Fund - Class 2
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual shares VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 2	Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund - Class 2

Symetra Separate Account C
Notes to Financial Statements
1.	ORGANIZATION (continued)

Sub-Account	Mutual Fund
AIM Variable Insurance Funds, Inc (Invesco Variable Insurance Funds)
Invesco American Franchise Fund I	Invesco V.I. American Franchise Fund - Series I
Invesco American Franchise Fund II	Invesco V.I. American Franchise Fund - Series II
Invesco Global Real Estate	Invesco V.I. Global Real Estate Fund - Series I
Invesco Health Care	Invesco V.I. Health Care Fund - Series I
Invesco International Growth I	Invesco V.I. International Growth Fund - Series I
Invesco International Growth II	Invesco V.I. International Growth Fund - Series II
Invesco Discovery Mid Cap Growth Fund I1	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
Invesco Discovery Mid Cap Growth Fund II2	Invesco V.I. Discovery Mid Cap Growth Fund - Series II
Invesco Small Cap Equity II	Invesco V.I. Small Cap Equity Fund - Series II

JP Morgan Insurance Trust
JP Morgan Insurance Trust Mid Cap Value I	JP Morgan Insurance Trust Mid Cap Value Portfolio
JP Morgan Insurance Trust U.S. Equity I	JP Morgan Insurance Trust U.S. Equity Portfolio

ALPS Variable Investment Trust
Morningstar Aggressive Growth ETF Asset Allocation Class I	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class I
Morningstar Aggressive Growth ETF Asset Allocation Class II	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class II
Morningstar Balanced ETF Asset Allocation Class I	Morningstar Balanced ETF Asset Allocation Portfolio — Class I
Morningstar Balanced ETF Asset Allocation Class II	Morningstar Balanced ETF Asset Allocation Portfolio — Class II
Morningstar Conservative ETF Asset Allocation Class I	Morningstar Conservative ETF Asset Allocation Portfolio — Class I
Morningstar Conservative ETF Asset Allocation Class II	Morningstar Conservative ETF Asset Allocation Portfolio — Class II
Morningstar Growth ETF Asset Allocation Class I	Morningstar Growth ETF Asset Allocation Portfolio — Class I
Morningstar Growth ETF Asset Allocation Class II	Morningstar Growth ETF Asset Allocation Portfolio — Class II
Morningstar Income & Growth ETF Asset Allocation Class I	Morningstar Income & Growth ETF Asset Allocation Portfolio — Class I
Morningstar Income & Growth ETF Asset Allocation Class II	Morningstar Income & Growth ETF Asset Allocation Portfolio — Class II

Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Growth Class S	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class S
Neuberger Berman AMT Sustainable Equity Class S	Neuberger Berman AMT Sustainable Equity Portfolio — Class S

PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio Advisor	PIMCO All Asset Portfolio — Advisor Class Shares
PIMCO CommodityRealReturn Strat.	PIMCO CommodityRealReturn® Strategy Portfolio —
Administrative Class	Administrative Class Shares
PIMCO Total Return Portfolio Advisor	PIMCO Total Return Portfolio — Advisor Class Shares

Symetra Separate Account C
Notes to Financial Statements
1.	ORGANIZATION (continued)

Sub-Account	Mutual Fund
Pioneer Variable Contracts Trust
Pioneer Bond VCT Class I	Pioneer Bond VCT Portfolio — Class I
Pioneer Equity Income VCT Class II	Pioneer Equity Income VCT Portfolio — Class II
Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I
Pioneer High Yield VCT Class II	Pioneer High Yield VCT Portfolio — Class II
Pioneer Mid Cap Value VCT Class I	Pioneer Mid Cap Value VCT Portfolio — Class I
Pioneer Real Estate VCT Class II	Pioneer Real Estate VCT Portfolio — Class II
Pioneer Select Mid Cap Growth VCT Class I	Pioneer Select Mid Cap Growth VCT Portfolio — Class I
Pioneer Strategic Income VCT Class II	Pioneer Strategic Income VCT Portfolio — Class II

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2	Templeton Growth VIP Fund - Class 2

Vanguard Variable Insurance Fund Portfolios
Vanguard Balanced	Vanguard VIF — Balanced Portfolio
Vanguard High Yield Bond	Vanguard VIF — High Yield Bond Portfolio
Vanguard International	Vanguard VIF — International Portfolio
Vanguard Mid-Cap Index	Vanguard VIF — Mid-Cap Index Portfolio
Vanguard Real Estate Index	Vanguard VIF — Real Estate Index Portfolio
Vanguard Total Bond Market Index	Vanguard VIF — Total Bond Market Index Portfolio
Vanguard Total Stock Market Index	Vanguard VIF — Total Stock Market Index Portfolio

Voya VP Natural Resource Trust
Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Global High Dividend Low Volatility Portfolio - Class S

Voya Investors Trust
VY JPMorgan Emerging Markets Equity Portfolio Initial	VY JPMorgan Emerging Markets Equity Portfolio Class I

Wanger Advisors Trust
Wanger USA	Wanger USA

Retail Mutual Funds available to the public outside of variable annuity contracts:

Neuberger Berman Advisers Management Trust
Neuberger Berman Genesis Advisor[4]	Neuberger Berman Genesis Fund — Advisor Class

1 Invesco Discovery Mid Cap Growth Fund I was known as Invesco Oppenheimer Discovery Mid Cap Growth Fund I prior to April 30, 2021.
2 Invesco Discovery Mid Cap Growth Fund II was known as Invesco Oppenheimer Discovery Mid Cap Growth Fund II prior to April 30, 2021.
3 Franklin DynaTech VIP Fund – Class 2 was known as Franklin Flex Cap Growth VIP Fund – Class 2 prior to April 30, 2021.
4 There was no activity in the current year and the prior year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31,
2021.

Symetra Separate Account C
Notes to Financial Statements
2.SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC).
INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying Mutual Fund on the last trading day of the year.
The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority ("Level 1"), followed by significant observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities ("Level 2") and significant unobservable inputs, including the reporting entity's estimates of the assumptions that market participants would use, having the lowest priority ("Level 3").
The availability of observable market information is the principal factor in determining the level to which the Separate Account's investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.
INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.
INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.
DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of unit owners.
FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of Symetra Life, which is taxed as a "Life Insurance Company" under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to the operations of the Separate Account to the extent the earnings are reinvested.

3.     EXPENSES AND RELATED PARTY TRANSACTIONS

Symetra Life assumes mortality and expense ("M&E") risks and incurs asset-related administrative expenses related to the operations of the Separate Account. Optional benefit charges may be elected for a guaranteed minimum death benefit ("GMDB") and an earnings enhancement benefit ("EEB") for certain products. Symetra Life deducts a daily charge from the assets of the Separate Account to cover these expenses. These charges are included in net investment income (loss) in the accompanying Statements of Operations and Changes in Net Assets. Symetra Life also deducts annual contract maintenance charges which are reflected as a contract maintenance charge in the accompanying Statements of Operations and Changes in Net Assets. The table below describes the maximum charges for the fees and expenses charged by product.

Annual Periodic Charges	Mortality and expense risk[1]	Asset-related administrative[1]	Optional (GMDB)[1]	Optional (EEB)[1]	Contract Maintenance
Spinnaker & Mainsail	1.25%	0.15%	0.20%	0.15%	$30
Spinnaker Advisor	1.25%	0.20%	Not Available	Not Available	$30
Spinnaker Choice	1.40%	0.15%	0.20%	0.15%	No Charge
Focus	0.95%	0.40%	0.10%	Not Available	$40
Retirement Passport	1.25%	No Charge	Not Available	Not Available	$30
Retirement Passport — Calvert sub accounts	1.25%	0.10%	Not Available	Not Available	$30
Retirement Passport — Vanguard sub accounts	1.25%	0.25%	Not Available	Not Available	$30
1 As a percentage of average daily net assets of each sub-account deducted daily.
A withdrawal charge of $25 or 2.00 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year. A transfer charge of $10 or 2.00 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year. These charges are reflected as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. A surrender charge may be applicable in the first eight years on withdrawals that

Symetra Separate Account C
Notes to Financial Statements

3.     EXPENSES AND RELATED PARTY TRANSACTIONS (continued)

exceed the free withdrawal amount. The surrender charge is reflected as transfers out in the accompanying Statements of Operations and Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.
The Retirement Passport product may allow the owner of the policy to take a loan against their account value. A loan application charge of $50 or 2.50 percent of the loan amount, whichever is less, will be deducted from the sub-account with the highest balance at the time the loan is approved. An annual loan maintenance charge of $35 or 2.50 percent of the loan amount, whichever is less, will be deducted from the sub-account with the highest balance. These charges are reflected as transfers out in the accompanying Statements of Operations and Changes in Net Assets.

4.INVESTMENT TRANSACTIONS
The following table summarizes investment purchases and proceeds from sales activity by sub-account for the year ended December 31, 2021.

Sub-Account	Purchases	Proceeds From Sales
American Century Balanced	$556,488	$855,463
American Century Inflation Protection II	243,955	533,228
American Century International	241,872	912,934
American Century Large Company Value II	50,556	37,779
American Century Ultra I	34,211	35,145
American Century Ultra II	261,953	211,874
American Century Value	97,509	471,490
BNY Mellon Appreciation	410,654	630,475
BNY Mellon MidCap Stock	108,892	1,133,090
BNY Mellon Stock Index	658,905	1,296,874
BNY Mellon Sustainable U.S. Equity	137,181	363,505
BNY Mellon Technology Growth	622,880	1,045,587
Calvert EAFE International Index F Class	9,292	78,363
Calvert Investment Grade Bond Index	347,525	654,989
Calvert Nasdaq 100 Index	281,212	783,831
Calvert Russell 2000 Small Cap Index F Class	96,038	80,708
Calvert S&P MidCap 400 Index F Class	67,683	104,233
Calvert SRI Balanced	41,581	238,751
Columbia VP Select Mid Cap Value Fund - Class 1	—	85
DWS Capital Growth VIP B	125,365	188,265
DWS CROCI International VIP - Class A	40,801	274,106
DWS Global Income Builder VIP A	264,653	541,718
DWS Global Small Cap VIP B	8,908	20,721
DWS International Growth VIP B Share	70,705	76,218
DWS Small Cap Index A Share	219,039	345,530
Federated Hermes High Income Bond	85,691	173,372
Federated Hermes Managed Volatility II	12,757	99,526
Fidelity Asset Manager	2,456	22,053
Fidelity Contrafund	4,071,977	3,713,393
Fidelity Contrafund II	1,110	124
Fidelity Equity-Income	685,681	615,034
Fidelity Freedom Funds 2010 II	356,513	20,700
Fidelity Freedom Funds 2015 II	187,196	10,850

Symetra Separate Account C
Notes to Financial Statements

4.	INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Fidelity Freedom Funds 2020 II	$419,116	$149,613
Fidelity Freedom Funds 2025 II	107,210	128,750
Fidelity Freedom Funds 2030 II	306,334	90,167
Fidelity Freedom Funds 2050 II	1,264	356
Fidelity Freedom Income Fund II	9,828	36,246
Fidelity Government Money Market Portfolio - Initial Class	7,498	9,129
Fidelity Government Money Market Portfolio - Service Class II	417,134	1,392,983
Fidelity Growth	3,920,525	2,030,175
Fidelity Growth & Income	424,954	812,882
Fidelity Growth Opportunities	604,944	1,747,295
Fidelity Index 500	938,066	1,071,040
Fidelity Mid Cap II	840,410	455,090
Fidelity Overseas II	33,539	129,622
Franklin Allocation VIP Fund - Class 2	19,861	81,934
Franklin DynaTech VIP Fund - Class 2[1]	57,109	17,018
Franklin Income VIP Fund - Class 2	236,558	712,189
Franklin Mutual Shares VIP Fund - Class 2	152,903	501,449
Franklin Small Cap Value VIP Fund - Class 2	263,962	980,450
Franklin Small-Mid Cap Growth VIP Fund - Class 2	555,537	529,167
Franklin U.S. Government Securities VIP Fund - Class 2	402,149	1,333,460
Invesco American Franchise Fund I	747,531	673,085
Invesco American Franchise Fund II	143,192	85,049
Invesco Discovery Mid Cap Growth Fund I1	20,347	7,075
Invesco Discovery Mid Cap Growth Fund II1	41,207	53,485
Invesco Global Real Estate	83,141	513,097
Invesco Health Care	35,819	61,441
Invesco International Growth I	70,173	52,174
Invesco International Growth II	580,936	936,117
Invesco Small Cap Equity II	31,108	61,205
JP Morgan Insurance Trust Mid Cap Value I	295,809	720,491
JP Morgan Insurance Trust U.S. Equity I	143,124	568,834
Morningstar Aggressive Growth ETF Asset Allocation Class I	5,266	2,094
Morningstar Aggressive Growth ETF Asset Allocation Class II	51,784	512,344
Morningstar Balanced ETF Asset Allocation Class I	40,039	50,361
Morningstar Balanced ETF Asset Allocation Class II	221,735	820,710
Morningstar Conservative ETF Asset Allocation Class I	284,985	162,369
Morningstar Conservative ETF Asset Allocation Class II	175,359	62,182
Morningstar Growth ETF Asset Allocation Class I	4,890	20,838
Morningstar Growth ETF Asset Allocation Class II	135,216	601,158
Morningstar Income & Growth ETF Asset Allocation Class I	4,977	14,814
Morningstar Income & Growth ETF Asset Allocation Class II	34,547	80,715
Neuberger Berman AMT Mid Cap Growth Class S	68,261	81,803
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	1,244	10,718
Neuberger Berman AMT Sustainable Equity Class S	6,737	14,193
PIMCO All Asset Portfolio Advisor	41,175	120,225
PIMCO CommodityRealReturn Strat. Administrative Class	106,366	302,089

Symetra Separate Account C
Notes to Financial Statements

4.	INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
PIMCO Total Return Portfolio Advisor	$106,805	$138,082
Pioneer Bond VCT Class I	119,249	201,319
Pioneer Equity Income VCT Class II	87,542	1,317,558
Pioneer Fund VCT Class I	3,653,874	4,390,816
Pioneer High Yield VCT Class II	120,899	400,136
Pioneer Mid Cap Value VCT Class I	65,686	934,437
Pioneer Real Estate VCT Class II	63,957	337,268
Pioneer Select Mid Cap Growth VCT Class I	6,583,344	5,348,661
Pioneer Strategic Income VCT Class II	318,340	747,985
Templeton Developing Markets VIP Fund - Class 2	106,532	266,460
Templeton Global Bond VIP Fund - Class 2	135,352	708,273
Templeton Growth VIP Fund - Class 2	112,306	634,981
Vanguard Balanced	103,369	99,081
Vanguard High Yield Bond	1,116,296	226,978
Vanguard International	1,051,617	1,545,270
Vanguard Mid-Cap Index	742,320	856,077
Vanguard Real Estate Index	229,778	234,198
Vanguard Total Bond Market Index	714,961	643,805
Vanguard Total Stock Market Index	2,145,111	3,013,019
Voya Global High Dividend Low Volatility Portfolio - Class S	10,725	56,320
VY JPMorgan Emerging Markets Equity Portfolio Initial	51,164	23,097
Wanger USA	2,844	4,029
    1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

5.    CHANGES IN ACCUMULATION UNITS OUTSTANDING
The changes in Units outstanding for the years ended December 31, 2021, and 2020 were as follows:

	2021			2020
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
American Century Balanced	7,350	(29,483)	(22,133)	13,815	(41,810)	(27,995)
American Century Inflation Protection II	14,142	(37,035)	(22,893)	16,120	(47,981)	(31,861)
American Century International	4,497	(44,273)	(39,776)	18,487	(83,160)	(64,673)
American Century Large Company Value II	2,012	(1,421)	591	5,774	(5,354)	420
American Century Ultra I	45	(447)	(402)	67	(1,388)	(1,321)
American Century Ultra II	4,731	(4,266)	465	1,197	(9,830)	(8,633)
American Century Value	2,478	(13,954)	(11,476)	5,255	(10,151)	(4,896)
BNY Mellon Appreciation	1,408	(17,240)	(15,832)	1,802	(10,686)	(8,884)
BNY Mellon MidCap Stock	1,923	(31,434)	(29,511)	8,238	(40,508)	(32,270)
BNY Mellon Stock Index	4,253	(26,115)	(21,862)	11,977	(57,184)	(45,207)
BNY Mellon Sustainable U.S. Equity	3,229	(15,342)	(12,113)	7,687	(34,379)	(26,692)
BNY Mellon Technology Growth	849	(42,794)	(41,945)	10,745	(59,846)	(49,101)
Calvert EAFE International Index F Class	503	(6,699)	(6,196)	1,619	(1,879)	(260)
Calvert Investment Grade Bond Index	24,074	(48,487)	(24,413)	46,918	(50,922)	(4,004)
Calvert Nasdaq 100 Index	1,430	(11,221)	(9,791)	5,076	(23,668)	(18,592)
Calvert Russell 2000 Small Cap Index F Class	2,250	(2,561)	(311)	3,293	(9,433)	(6,140)

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2021			2020
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
Calvert S&P MidCap 400 Index F Class	1,334	(3,132)	(1,798)	2,436	(2,770)	(334)
Calvert SRI Balanced	1,125	(10,034)	(8,909)	1,195	(650)	545
DWS Capital Growth VIP B	1,299	(4,385)	(3,086)	1,086	(10,582)	(9,496)
DWS CROCI International VIP - Class A	497	(12,766)	(12,269)	563	(7,401)	(6,838)
DWS Global Income Builder VIP A	1,159	(12,283)	(11,124)	1,713	(20,979)	(19,266)
DWS Global Small Cap VIP B	565	(1,188)	(623)	622	(899)	(277)
DWS International Growth VIP B Share	4,448	(4,734)	(286)	155	(72)	83
DWS Small Cap Index A Share	6,476	(11,060)	(4,584)	2,001	(3,551)	(1,550)
Federated Hermes High Income Bond	650	(5,182)	(4,532)	845	(4,913)	(4,068)
Federated Hermes Managed Volatility II	143	(3,018)	(2,875)	130	(1,921)	(1,791)
Fidelity Asset Manager	13	(789)	(776)	16	(758)	(742)
Fidelity Contrafund	6,265	(55,346)	(49,081)	8,946	(82,874)	(73,928)
Fidelity Equity-Income	4,741	(15,962)	(11,221)	5,386	(29,129)	(23,743)
Fidelity Freedom Funds 2010 II	18,916	(675)	18,241	19,378	(226)	19,152
Fidelity Freedom Funds 2015 II	9,476	(478)	8,998	—	(412)	(412)
Fidelity Freedom Funds 2020 II	19,527	(7,591)	11,936	1,222	(6,360)	(5,138)
Fidelity Freedom Funds 2025 II	3,200	(5,942)	(2,742)	2,295	(4,756)	(2,461)
Fidelity Freedom Funds 2030 II	10,649	(3,765)	6,884	13,793	(14,528)	(735)
Fidelity Freedom Income Fund II	366	(2,292)	(1,926)	1,710	(63)	1,647
Fidelity Government Money Market Portfolio - Initial Class	795	(945)	(150)	283	(345)	(62)
Fidelity Government Money Market Portfolio - Service Class II	50,655	(146,029)	(95,374)	414,788	(346,740)	68,048
Fidelity Growth	3,841	(55,650)	(51,809)	5,865	(65,481)	(59,616)
Fidelity Growth & Income	4,026	(26,147)	(22,121)	4,708	(35,891)	(31,183)
Fidelity Growth Opportunities	421	(28,254)	(27,833)	603	(9,906)	(9,303)
Fidelity Index 500	29,525	(34,617)	(5,092)	3,806	(4,194)	(388)
Fidelity Mid Cap II	3,119	(11,128)	(8,009)	5,085	(30,593)	(25,508)
Fidelity Overseas II	411	(8,498)	(8,087)	678	(1,092)	(414)
Franklin Allocation VIP Fund - Class 2	918	(4,630)	(3,712)	1,273	(4,411)	(3,138)
Franklin DynaTech VIP Fund - Class 2[1]	258	(214)	44	3,969	(2,603)	1,366
Franklin Income VIP Fund - Class 2	5,301	(32,968)	(27,667)	7,442	(36,333)	(28,891)
Franklin Mutual Shares VIP Fund - Class 2	3,252	(20,107)	(16,855)	6,293	(28,871)	(22,578)
Franklin Small Cap Value VIP Fund - Class 2	4,009	(29,475)	(25,466)	12,404	(36,650)	(24,246)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	1,502	(15,675)	(14,173)	3,452	(30,624)	(27,172)
Franklin U.S. Government Securities VIP Fund - Class 2	21,226	(92,172)	(70,946)	106,883	(99,792)	7,091
Invesco American Franchise Fund I	1,349	(19,486)	(18,137)	2,363	(18,056)	(15,693)
Invesco American Franchise Fund II	1,041	(2,164)	(1,123)	780	(9,171)	(8,391)
Invesco Global Real Estate	991	(12,760)	(11,769)	2,430	(15,536)	(13,106)
Invesco Health Care	82	(1,368)	(1,286)	117	(526)	(409)
Invesco International Growth I	743	(1,268)	(525)	924	(2,509)	(1,585)
Invesco International Growth II	11,733	(47,570)	(35,837)	18,967	(79,257)	(60,290)
Invesco Discovery Mid Cap Growth Fund I1	—	(79)	(79)	3,882	(479)	3,403
Invesco Discovery Mid Cap Growth Fund II1	388	(1,698)	(1,310)	13,833	(4,318)	9,515
Invesco Small Cap Equity II	641	(2,156)	(1,515)	3,524	(4,363)	(839)

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2021			2020
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
JP Morgan Insurance Trust Mid Cap Value I	1,108	(13,847)	(12,739)	8,352	(16,459)	(8,107)
JP Morgan Insurance Trust U.S. Equity I	208	(17,155)	(16,947)	988	(16,991)	(16,003)
Morningstar Aggressive Growth ETF Asset Allocation Class I	—	(4)	(4)	—	(830)	(830)
Morningstar Aggressive Growth ETF Asset Allocation Class II	802	(27,094)	(26,292)	2,015	(12,399)	(10,384)
Morningstar Balanced ETF Asset Allocation Class I	50	(2,510)	(2,460)	150	(1,321)	(1,171)
Morningstar Balanced ETF Asset Allocation Class II	3,688	(47,322)	(43,634)	10,688	(58,437)	(47,749)
Morningstar Conservative ETF Asset Allocation Class I	17,945	(10,838)	7,107	57	(176)	(119)
Morningstar Conservative ETF Asset Allocation Class II	12,870	(4,535)	8,335	3,290	(6,083)	(2,793)
Morningstar Growth ETF Asset Allocation Class I	—	(1,098)	(1,098)	—	(180)	(180)
Morningstar Growth ETF Asset Allocation Class II	1,221	(32,045)	(30,824)	4,783	(38,639)	(33,856)
Morningstar Income & Growth ETF Asset Allocation Class I	—	(862)	(862)	7,044	(7,881)	(837)
Morningstar Income & Growth ETF Asset Allocation Class II	592	(4,997)	(4,405)	4,676	(13,201)	(8,525)
Neuberger Berman AMT Mid Cap Growth Class S	346	(2,213)	(1,867)	603	(13,049)	(12,446)
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	60	(512)	(452)	158	(729)	(571)
Neuberger Berman AMT Sustainable Equity Class S	134	(414)	(280)	241	(122)	119
PIMCO All Asset Portfolio Advisor	309	(6,429)	(6,120)	826	(1,110)	(284)
PIMCO CommodityRealReturn Strat. Administrative Class	9,973	(41,201)	(31,228)	20,863	(43,241)	(22,378)
PIMCO Total Return Portfolio Advisor	6,325	(9,986)	(3,661)	49,219	(45,448)	3,771
Pioneer Bond VCT Class I	769	(4,287)	(3,518)	841	(7,050)	(6,209)
Pioneer Equity Income VCT Class II	3,056	(42,927)	(39,871)	15,516	(48,534)	(33,018)
Pioneer Fund VCT Class I	1,127	(21,209)	(20,082)	1,250	(20,893)	(19,643)
Pioneer High Yield VCT Class II	3,662	(20,760)	(17,098)	4,185	(16,010)	(11,825)
Pioneer Mid Cap Value VCT Class I	1,024	(20,660)	(19,636)	1,339	(10,726)	(9,387)
Pioneer Real Estate VCT Class II	3,296	(15,989)	(12,693)	8,741	(28,731)	(19,990)
Pioneer Select Mid Cap Growth VCT Class I	1,285	(27,828)	(26,543)	1,575	(31,788)	(30,213)
Pioneer Strategic Income VCT Class II	12,094	(41,187)	(29,093)	13,828	(63,050)	(49,222)
Templeton Developing Markets VIP Fund - Class 2	2,211	(7,892)	(5,681)	1,502	(8,197)	(6,695)
Templeton Global Bond VIP Fund - Class 2	10,493	(43,616)	(33,123)	11,214	(37,475)	(26,261)
Templeton Growth VIP Fund - Class 2	6,877	(32,951)	(26,074)	7,019	(28,585)	(21,566)
Vanguard Balanced	3,256	(3,688)	(432)	—	(1,764)	(1,764)
Vanguard High Yield Bond	58,710	(11,351)	47,359	33,481	(69,326)	(35,845)
Vanguard International	36,539	(58,618)	(22,079)	6,381	(17,660)	(11,279)
Vanguard Mid-Cap Index	22,057	(29,086)	(7,029)	5,939	(12,426)	(6,487)
Vanguard Real Estate Index	11,273	(12,197)	(924)	3,865	(4,775)	(910)
Vanguard Total Bond Market Index	45,645	(41,841)	3,804	6,919	(12,755)	(5,836)
Vanguard Total Stock Market Index	60,407	(94,493)	(34,086)	12,281	(28,680)	(16,399)
Voya Global High Dividend Low Volatility Portfolio - Class S	—	(1,190)	(1,190)	8	(1,974)	(1,966)

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2021			2020
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
VY JPMorgan Emerging Markets Equity Portfolio Initial	73	(357)	(284)	98	(1,575)	(1,477)
Wanger USA	—	(19)	(19)	1	(489)	(488)

    1  Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

Symetra Separate Account C
Notes to Financial Statements

6.ACCUMULATION UNIT VALUES

The following table summarizes the Unit values and Units outstanding by sub-account net investment income ratios, and expense ratios, excluding expenses of the underlying Mutual Funds, and total returns for each of the five years in the period ended December 31, 2021.

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
American Century Balanced
	2021	$30.684	to	$29.619	278,483	$8,327,011	0.72%	1.40%	to	1.60%	14.16%	to	13.93%
	2020	26.878	to	25.997	300,616	7,874,353	1.16	1.40	to	1.60	10.96	to	10.74
	2019	24.223	to	23.475	328,611	7,755,438	1.53	1.40	to	1.60	18.19	to	17.95
	2018	20.495	to	19.903	383,635	7,695,737	1.39	1.40	to	1.60	(5.18)	to	(5.36)
	2017	21.614	to	21.031	431,794	9,146,859	1.52	1.40	to	1.60	12.33	to	12.11
American Century Inflation Protection II
	2021	14.873	to	14.506	166,237	2,469,777	3.06	1.40	to	1.55	4.79	to	4.64
	2020	14.193	to	13.863	189,130	2,681,490	1.31	1.40	to	1.55	8.03	to	7.87
	2019	13.138	to	12.852	220,991	2,900,440	2.27	1.40	to	1.55	7.39	to	7.23
	2018	12.234	to	11.986	280,254	3,425,094	2.81	1.40	to	1.55	(4.17)	to	(4.32)
	2017	12.767	to	12.527	309,458	3,947,335	2.49	1.40	to	1.55	2.23	to	2.08
American Century International
	2021	21.108	to	20.375	313,522	6,535,364	0.16	1.40	to	1.60	7.24	to	7.03
	2020	19.683	to	19.037	353,297	6,830,302	0.49	1.40	to	1.60	24.13	to	23.88
	2019	15.857	to	15.367	417,971	6,482,799	0.88	1.40	to	1.60	26.63	to	26.38
	2018	12.522	to	12.159	461,644	5,659,417	1.29	1.40	to	1.60	(16.40)	to	(16.58)
	2017	14.979	to	14.575	527,241	7,733,620	0.91	1.40	to	1.60	29.39	to	29.13
American Century Large Company Value II
	2021	26.422	to	25.556	16,858	444,812	1.27	1.40	to	1.60	19.84	to	19.60
	2020	22.048	to	21.367	16,267	358,381	1.57	1.40	to	1.60	1.06	to	0.86
	2019	21.816	to	21.185	15,848	345,430	1.90	1.40	to	1.60	25.54	to	25.29
	2018	17.378	to	16.909	15,926	276,520	1.55	1.40	to	1.60	(9.47)	to	(9.65)
	2017	19.196	to	18.715	20,955	401,884	1.58	1.40	to	1.60	9.42	to	9.20
American Century Ultra I
	2021	70.867	to	54.973	7,534	531,822	—	1.40	to	1.75	21.45	to	21.02
	2020	58.351	to	45.423	7,936	461,163	—	1.40	to	1.75	47.77	to	47.26
	2019	39.487	to	30.846	9,257	364,294	—	1.40	to	1.75	32.71	to	32.24
	2018	29.755	to	23.325	10,070	298,726	0.26	1.40	to	1.75	(0.65)	to	(1.00)
	2017	29.950	to	23.560	11,187	333,930	0.39	1.40	to	1.75	30.39	to	29.94
American Century Ultra II
	2021	56.815	to	56.396	13,521	766,521	—	1.40	to	1.45	21.29	to	21.22
	2020	46.844	to	46.522	13,056	611,387	—	1.40	to	1.45	47.47	to	47.40
	2019	31.765	to	31.562	21,688	688,887	—	1.40	to	1.45	32.59	to	32.52
	2018	23.957	to	23.816	25,154	602,574	0.11	1.40	to	1.45	(0.81)	to	(0.86)
	2017	24.152	to	24.022	28,065	677,781	0.24	1.40	to	1.45	30.17	to	30.11

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
American Century Value
	2021	$36.442	to	$31.106	77,079	$2,804,988	1.73%	1.40%	to	1.55%	22.78%	to	22.59%
	2020	29.681	to	25.373	88,554	2,625,186	2.32	1.40	to	1.55	(0.43)	to	(0.58)
	2019	29.808	to	25.520	93,450	2,782,716	2.10	1.40	to	1.55	25.27	to	25.09
	2018	23.795	to	20.402	113,945	2,708,809	1.63	1.40	to	1.55	(10.42)	to	(10.56)
	2017	26.564	to	22.810	133,184	3,534,326	1.61	1.40	to	1.55	7.24	to	7.08
BNY Mellon Appreciation
	2021	38.449	to	37.114	107,232	4,112,313	0.43	1.40	to	1.60	25.36	to	25.11
	2020	30.670	to	29.664	123,064	3,764,084	0.79	1.40	to	1.60	21.97	to	21.73
	2019	25.145	to	24.369	131,948	3,306,938	1.16	1.40	to	1.60	34.21	to	33.93
	2018	18.736	to	18.195	143,546	2,679,743	1.25	1.40	to	1.60	(8.16)	to	(8.34)
	2017	20.400	to	19.850	154,373	3,136,421	1.32	1.40	to	1.60	25.57	to	25.32
BNY Mellon MidCap Stock
	2021	38.515	to	37.178	176,077	6,675,148	0.64	1.40	to	1.60	24.13	to	23.89
	2020	31.027	to	30.010	205,588	6,268,108	0.85	1.40	to	1.60	6.60	to	6.39
	2019	29.106	to	28.207	237,858	6,799,461	0.66	1.40	to	1.60	18.51	to	18.27
	2018	24.559	to	23.849	277,200	6,678,013	0.58	1.40	to	1.60	(16.67)	to	(16.84)
	2017	29.472	to	28.678	322,002	9,320,219	1.15	1.40	to	1.60	13.77	to	13.55
BNY Mellon Stock Index
	2021	53.127	to	51.282	204,326	10,824,327	0.82	1.40	to	1.60	26.34	to	26.08
	2020	42.052	to	40.673	226,188	9,484,699	1.31	1.40	to	1.60	16.08	to	15.84
	2019	36.228	to	35.110	271,395	9,803,608	1.44	1.40	to	1.60	29.03	to	28.77
	2018	28.078	to	27.266	318,786	8,925,227	1.38	1.40	to	1.60	(6.18)	to	(6.37)
	2017	29.929	to	29.122	382,877	11,428,321	1.39	1.40	to	1.60	19.53	to	19.29
BNY Mellon Sustainable U.S. Equity
	2021	25.511	to	42.498	117,072	2,985,431	0.76	1.40	to	1.55	25.23	to	25.05
	2020	20.371	to	33.986	129,185	2,630,663	1.18	1.40	to	1.55	22.41	to	22.23
	2019	16.641	to	27.804	155,877	2,579,312	1.51	1.40	to	1.55	32.49	to	32.29
	2018	12.560	to	21.017	182,695	2,285,181	1.83	1.40	to	1.55	(5.73)	to	(5.88)
	2017	13.324	to	22.330	224,275	2,963,588	1.20	1.40	to	1.55	13.73	to	13.56
BNY Mellon Technology Growth
	2021	25.601	to	23.059	164,454	4,155,363	—	1.40	to	1.45	11.36	to	11.30
	2020	22.990	to	20.717	206,399	4,632,904	0.26	1.40	to	1.45	67.57	to	67.48
	2019	13.720	to	12.370	255,500	3,429,202	—	1.40	to	1.45	24.06	to	24.01
	2018	11.059	to	9.975	286,581	3,105,332	—	1.40	to	1.45	(2.37)	to	(2.42)
	2017	11.327	to	10.222	331,604	3,686,960	—	1.40	to	1.45	40.67	to	40.59
Calvert EAFE International Index F Class
	2021	11.644	to	11.565	21,411	248,475	1.47	1.40	to	1.45	9.12	to	9.06
	2020	10.671	to	10.604	27,607	293,447	3.42	1.40	to	1.45	6.06	to	6.01
	2019	10.061	to	10.003	27,867	279,353	2.69	1.40	to	1.45	19.32	to	19.27
	2018	8.432	to	8.387	27,223	228,778	3.27	1.40	to	1.45	(15.01)	to	(15.05)
	2017	9.921	to	9.873	27,867	275,663	2.48	1.40	to	1.45	22.72	to	22.66

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Calvert Investment Grade Bond Index
	2021	$13.440	to	$13.348	178,819	$2,402,666	2.24%	1.40%	to	1.45%	(3.18)%	to	(3.23)%
	2020	13.882	to	13.794	203,232	2,820,837	2.96	1.40	to	1.45	5.85	to	5.79
	2019	13.115	to	13.039	207,236	2,717,455	3.09	1.40	to	1.45	6.90	to	6.85
	2018	12.268	to	12.203	255,006	3,127,857	3.02	1.40	to	1.45	(1.76)	to	(1.81)
	2017	12.488	to	12.428	275,044	3,434,126	2.68	1.40	to	1.45	2.06	to	2.01
Calvert Nasdaq 100 Index
	2021	74.911	to	74.401	55,138	4,127,912	0.27	1.40	to	1.45	25.11	to	25.05
	2020	59.876	to	59.498	64,930	3,885,296	0.42	1.40	to	1.45	46.17	to	46.10
	2019	40.964	to	40.725	83,522	3,418,624	0.49	1.40	to	1.45	36.85	to	36.78
	2018	29.933	to	29.774	96,058	2,873,099	0.55	1.40	to	1.45	(1.86)	to	(1.91)
	2017	30.500	to	30.353	97,726	2,978,593	0.49	1.40	to	1.45	30.51	to	30.45
Calvert Russell 2000 Small Cap Index F Class
	2021	28.289	to	28.097	34,335	969,336	0.77	1.40	to	1.45	12.71	to	12.66
	2020	25.098	to	24.940	34,645	868,196	1.07	1.40	to	1.45	17.74	to	17.69
	2019	21.316	to	21.192	40,786	868,258	0.86	1.40	to	1.45	23.09	to	23.02
	2018	17.318	to	17.226	48,440	838,101	0.96	1.40	to	1.45	(12.70)	to	(12.74)
	2017	19.838	to	19.742	63,887	1,265,834	0.73	1.40	to	1.45	12.51	to	12.45
Calvert S&P MidCap 400 Index F Class
	2021	31.554	to	31.339	27,791	875,155	0.84	1.40	to	1.45	22.45	to	22.38
	2020	25.769	to	25.607	29,590	761,199	1.24	1.40	to	1.45	11.52	to	11.47
	2019	23.107	to	22.972	29,923	690,432	1.04	1.40	to	1.45	23.82	to	23.75
	2018	18.662	to	18.563	39,377	734,158	1.10	1.40	to	1.45	(12.81)	to	(12.85)
	2017	21.403	to	21.300	43,805	936,540	0.64	1.40	to	1.45	14.02	to	13.96
Calvert SRI Balanced
	2021	24.601	to	24.433	14,745	362,705	1.10	1.40	to	1.45	13.52	to	13.46
	2020	21.671	to	21.535	23,654	512,584	1.54	1.40	to	1.45	13.66	to	13.61
	2019	19.067	to	18.956	23,108	440,616	1.55	1.40	to	1.45	22.67	to	22.61
	2018	15.543	to	15.460	16,757	260,458	1.77	1.40	to	1.45	(4.03)	to	(4.08)
	2017	16.195	to	16.117	15,502	251,067	2.05	1.40	to	1.45	10.44	to	10.39
Columbia VP Select Mid Cap Value Fund - Class 1
	2021	37.064	to	37.064	205	7,586	—	1.25	to	1.25	30.69	to	30.69
	2020	28.361	to	28.361	205	5,805	—	1.25	to	1.25	6.15	to	6.15
	2019	26.719	to	26.719	205	5,468	—	1.25	to	1.25	29.99	to	29.99
	2018	20.555	to	20.555	205	4,206	—	1.25	to	1.25	(14.38)	to	(14.38)
	2017	24.006	to	24.006	205	4,910	—	1.25	to	1.25	12.14	to	12.14
DWS Capital Growth VIP B
	2021	44.684	to	44.380	38,646	1,726,405	—	1.40	to	1.45	20.75	to	20.69
	2020	37.004	to	36.771	41,732	1,543,899	0.27	1.40	to	1.45	36.77	to	36.71
	2019	27.055	to	26.898	51,228	1,385,653	0.17	1.40	to	1.45	34.89	to	34.82
	2018	20.057	to	19.951	68,201	1,367,699	0.50	1.40	to	1.45	(3.24)	to	(3.29)
	2017	20.729	to	20.630	93,890	1,946,058	0.50	1.40	to	1.45	24.22	to	24.16

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
DWS CROCI International VIP - Class A
	2021	$20.550	to	$9.593	71,979	$1,450,055	2.51%	1.40%	to	1.45%	7.72%	to	7.67%
	2020	19.078	to	8.910	84,248	1,580,215	3.51	1.40	to	1.45	1.19	to	1.14
	2019	18.854	to	8.810	91,086	1,690,650	3.04	1.40	to	1.45	20.08	to	20.03
	2018	15.701	to	7.340	97,950	1,520,683	1.05	1.40	to	1.45	(15.60)	to	(15.64)
	2017	18.602	to	8.701	108,047	1,989,565	6.98	1.40	to	1.45	20.28	to	20.21
DWS Global Income Builder VIP A
	2021	44.534	to	18.437	166,022	6,768,984	2.33	1.40	to	1.45	9.41	to	9.35
	2020	40.703	to	16.860	177,146	6,598,060	3.20	1.40	to	1.45	6.77	to	6.72
	2019	38.121	to	15.798	196,412	6,886,224	3.82	1.40	to	1.45	18.49	to	18.43
	2018	32.171	to	13.339	216,107	6,372,643	3.81	1.40	to	1.45	(8.95)	to	(9.00)
	2017	35.335	to	14.658	242,509	7,879,478	3.05	1.40	to	1.45	14.92	to	14.87
DWS Global Small Cap VIP B
	2021	17.368	to	17.250	6,131	106,493	0.07	1.40	to	1.45	13.06	to	13.00
	2020	15.362	to	15.265	6,755	103,766	0.59	1.40	to	1.45	15.31	to	15.26
	2019	13.322	to	13.244	7,031	93,670	—	1.40	to	1.45	19.39	to	19.34
	2018	11.158	to	11.098	8,526	95,111	—	1.40	to	1.45	(21.85)	to	(21.89)
	2017	14.278	to	14.209	11,820	168,639	—	1.40	to	1.45	17.94	to	17.89
DWS International Growth VIP B Share
	2021	16.107	to	15.997	5,705	91,423	0.02	1.40	to	1.45	6.38	to	6.32
	2020	15.141	to	15.141	5,992	90,718	1.20	1.40	to	1.40	20.59	to	20.59
	2019	12.556	to	12.556	5,908	74,183	1.01	1.40	to	1.40	29.02	to	29.02
	2018	9.732	to	9.732	6,222	60,550	0.90	1.40	to	1.40	(18.08)	to	(18.08)
	2017	11.880	to	11.880	2,962	35,189	0.08	1.40	to	1.40	23.53	to	23.53
DWS Small Cap Index A Share
	2021	31.804	to	29.907	7,244	223,859	0.68	1.00	to	1.45	13.36	to	12.85
	2020	28.055	to	26.501	11,828	324,163	1.03	1.00	to	1.45	18.25	to	17.71
	2019	23.726	to	22.513	13,378	311,121	1.12	1.00	to	1.45	23.97	to	23.42
	2018	19.138	to	18.241	22,553	426,061	0.91	1.00	to	1.45	(14.54)	to	(12.52)
	2017	22.395	to	20.851	25,387	558,375	0.93	1.00	to	1.45	14.04	to	12.69
Federated Hermes High Income Bond
	2021	34.430	to	27.995	41,101	1,399,620	5.06	1.40	to	1.45	3.39	to	3.34
	2020	33.301	to	27.091	45,633	1,491,426	6.00	1.40	to	1.45	4.12	to	4.07
	2019	31.983	to	26.032	49,700	1,561,957	6.16	1.40	to	1.45	12.95	to	12.90
	2018	28.315	to	23.058	53,429	1,486,822	8.15	1.40	to	1.45	(4.64)	to	(4.69)
	2017	29.693	to	24.192	59,244	1,727,266	6.93	1.40	to	1.45	5.46	to	5.40
Federated Hermes Managed Volatility II
	2021	33.860	to	20.064	14,779	500,419	1.84	1.40	to	1.45	16.86	to	16.81
	2020	28.974	to	17.177	17,654	511,498	2.64	1.40	to	1.45	(0.47)	to	(0.53)
	2019	29.111	to	17.268	19,445	566,072	2.10	1.40	to	1.45	18.55	to	18.50
	2018	24.555	to	14.572	20,847	511,909	2.96	1.40	to	1.45	(9.77)	to	(9.82)
	2017	27.215	to	16.159	24,415	660,902	4.02	1.40	to	1.45	16.48	to	16.42

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Fidelity Asset Manager
	2021	$27.772	to	$27.514	3,787	$105,170	1.57%	1.40%	to	1.45%	8.39%	to	8.34%
	2020	25.622	to	25.397	4,563	116,909	1.41	1.40	to	1.45	13.27	to	13.22
	2019	22.620	to	22.432	5,305	119,995	1.69	1.40	to	1.45	16.60	to	16.55
	2018	19.399	to	19.247	6,334	122,866	1.67	1.40	to	1.45	(6.67)	to	(6.72)
	2017	20.786	to	20.634	6,674	138,730	1.75	1.40	to	1.45	12.53	to	12.47
Fidelity Contrafund
	2021	71.696	to	69.206	468,488	33,478,685	0.06	1.40	to	1.60	26.06	to	25.81
	2020	56.875	to	55.010	517,569	29,344,223	0.25	1.40	to	1.60	28.75	to	28.50
	2019	44.174	to	42.811	591,497	26,049,303	0.44	1.40	to	1.60	29.75	to	29.49
	2018	34.046	to	33.061	711,423	24,150,691	0.68	1.40	to	1.60	(7.68)	to	(7.87)
	2017	36.880	to	35.886	818,416	30,074,103	0.95	1.40	to	1.60	20.19	to	19.95
Fidelity Contrafund II
	2021	45.294	to	45.294	213	9,661	0.03	1.25	to	1.25	25.93	to	25.93
	2020	35.968	to	35.968	213	7,689	0.08	1.25	to	1.25	28.62	to	28.62
	2019	27.965	to	27.965	213	5,981	0.22	1.25	to	1.25	29.64	to	29.64
	2018	21.571	to	21.571	213	4,612	0.45	1.25	to	1.25	(7.80)	to	(7.80)
	2017	23.397	to	23.397	213	4,992	0.78	1.25	to	1.25	20.08	to	20.08
Fidelity Equity-Income
	2021	39.864	to	38.479	108,006	4,297,368	1.87	1.40	to	1.60	23.16	to	22.91
	2020	32.368	to	31.306	119,227	3,852,454	1.74	1.40	to	1.60	5.21	to	5.00
	2019	30.765	to	29.815	142,969	4,390,575	1.97	1.40	to	1.60	25.67	to	25.42
	2018	24.480	to	23.772	158,871	3,882,557	2.10	1.40	to	1.60	(9.58)	to	(9.76)
	2017	27.073	to	26.342	209,709	5,668,292	1.52	1.40	to	1.60	11.33	to	11.11
Fidelity Freedom Funds 2010 II
	2021	17.937	to	17.815	37,776	677,603	0.82	1.40	to	1.45	4.13	to	4.07
	2020	17.226	to	17.118	19,535	336,512	2.28	1.40	to	1.45	10.68	to	10.62
	2019	15.564	to	15.474	383	5,959	2.22	1.40	to	1.45	14.14	to	14.09
	2018	13.636	to	13.563	281	3,829	0.05	1.40	to	1.45	(5.60)	to	(5.65)
	2017	14.445	to	14.375	192	2,775	0.36	1.40	to	1.45	11.24	to	11.18
Fidelity Freedom Funds 2015 II
	2021	18.995	to	18.866	17,410	330,706	0.84	1.40	to	1.45	5.90	to	5.85
	2020	17.937	to	17.823	8,412	150,888	1.05	1.40	to	1.45	11.99	to	11.93
	2019	16.017	to	15.924	8,825	141,341	1.81	1.40	to	1.45	16.33	to	16.28
	2018	13.768	to	13.695	9,499	130,781	1.36	1.40	to	1.45	(6.61)	to	(6.65)
	2017	14.742	to	14.671	10,314	152,046	1.06	1.40	to	1.45	13.21	to	13.15
Fidelity Freedom Funds 2020 II
	2021	19.760	to	19.626	46,782	922,601	0.85	1.40	to	1.45	7.74	to	7.69
	2020	18.340	to	18.224	34,846	637,624	0.99	1.40	to	1.45	13.13	to	13.07
	2019	16.212	to	16.117	39,984	646,965	1.74	1.40	to	1.45	18.21	to	18.15
	2018	13.714	to	13.641	49,845	682,815	1.20	1.40	to	1.45	(7.39)	to	(7.44)
	2017	14.809	to	14.737	57,320	848,177	1.26	1.40	to	1.45	14.65	to	14.59

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Fidelity Freedom Funds 2025 II
	2021	$21.357	to	$21.212	52,176	$1,112,782	0.86%	1.40%	to	1.45%	9.01%	to	8.96%
	2020	19.592	to	19.468	54,918	1,074,599	1.00	1.40	to	1.45	14.07	to	14.01
	2019	17.175	to	17.075	57,380	984,428	1.90	1.40	to	1.45	19.82	to	19.77
	2018	14.334	to	14.257	56,699	811,860	1.28	1.40	to	1.45	(8.08)	to	(8.13)
	2017	15.594	to	15.518	57,550	896,584	0.92	1.40	to	1.45	15.94	to	15.88
Fidelity Freedom Funds 2030 II
	2021	22.054	to	21.904	98,627	2,175,154	0.87	1.40	to	1.45	10.51	to	10.46
	2020	19.956	to	19.830	91,743	1,830,866	1.00	1.40	to	1.45	15.02	to	14.96
	2019	17.350	to	17.249	92,478	1,604,503	1.83	1.40	to	1.45	22.39	to	22.32
	2018	14.176	to	14.101	95,242	1,350,188	1.19	1.40	to	1.45	(9.34)	to	(9.39)
	2017	15.637	to	15.562	77,407	1,210,404	1.04	1.40	to	1.45	19.02	to	18.97
Fidelity Freedom Funds 2050 II
	2021	31.590	to	31.590	952	30,081	0.71	1.25	to	1.25	16.05	to	16.05
	2020	27.220	to	27.220	952	25,919	0.77	1.25	to	1.25	17.52	to	17.52
	2019	23.162	to	23.162	952	22,055	1.57	1.25	to	1.25	26.62	to	26.62
	2018	18.292	to	18.292	944	17,275	0.98	1.25	to	1.25	(11.25)	to	(11.25)
	2017	20.611	to	20.611	856	17,636	1.07	1.25	to	1.25	21.78	to	21.78
Fidelity Freedom Income Fund II
	2021	14.858	to	14.756	10,560	156,441	0.71	1.40	to	1.45	1.60	to	1.54
	2020	14.624	to	14.532	12,486	182,174	1.14	1.40	to	1.45	8.75	to	8.70
	2019	13.447	to	13.369	10,839	145,398	1.89	1.40	to	1.45	10.08	to	10.02
	2018	12.216	to	12.151	10,589	129,059	1.49	1.40	to	1.45	(3.64)	to	(3.69)
	2017	12.677	to	12.616	10,912	138,047	1.26	1.40	to	1.45	6.85	to	6.80
Fidelity Government Money Market Portfolio - Initial Class
	2021	9.605	to	9.127	2,204	20,531	—	1.10	to	1.45	(1.08)	to	(1.43)
	2020	9.710	to	9.259	2,354	22,160	0.33	1.10	to	1.45	(0.78)	to	(1.13)
	2019	9.786	to	9.365	2,416	22,977	2.13	1.10	to	1.45	0.90	to	0.55
	2018	9.699	to	9.314	16,500	156,286	1.55	1.10	to	1.45	0.54	to	0.18
	2017	9.647	to	9.297	46,710	441,661	0.67	1.10	to	1.45	(0.42)	to	(0.77)
Fidelity Government Money Market Portfolio - Service Class II
	2021	8.945	to	9.234	565,152	5,394,672	0.01	1.25	to	1.60	(1.24)	to	(1.58)
	2020	9.057	to	9.382	660,525	6,370,522	0.21	1.25	to	1.60	(1.01)	to	(1.36)
	2019	9.149	to	9.511	592,477	5,792,449	1.76	1.25	to	1.60	0.49	to	0.15
	2018	9.104	to	9.497	722,363	7,003,609	1.39	1.25	to	1.60	0.13	to	(0.22)
	2017	9.092	to	9.518	726,797	7,094,105	0.40	1.25	to	1.60	(0.82)	to	(1.16)
Fidelity Growth
	2021	37.069	to	55.985	531,343	19,636,445	—	1.40	to	1.75	21.50	to	21.08
	2020	30.509	to	46.239	583,153	17,725,931	0.07	1.40	to	1.75	41.90	to	41.40
	2019	21.501	to	32.701	642,769	13,768,061	0.26	1.40	to	1.75	32.44	to	31.98
	2018	16.234	to	24.777	713,782	11,540,602	0.24	1.40	to	1.75	(1.56)	to	(1.91)
	2017	16.492	to	25.259	804,743	13,218,686	0.22	1.40	to	1.75	33.27	to	32.80

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Fidelity Growth & Income
	2021	$32.286	to	$31.165	153,518	$4,924,982	2.32%	1.40%	to	1.60%	24.20%	to	23.95%
	2020	25.995	to	25.143	175,639	4,524,711	2.08	1.40	to	1.60	6.35	to	6.14
	2019	24.444	to	23.689	206,823	5,012,179	3.60	1.40	to	1.60	28.25	to	27.99
	2018	19.060	to	18.509	233,152	4,406,674	0.35	1.40	to	1.60	(10.26)	to	(10.43)
	2017	21.238	to	20.665	277,880	5,856,898	1.18	1.40	to	1.60	15.28	to	15.05
Fidelity Growth Opportunities
	2021	60.801	to	53.712	92,461	5,588,930	—	1.40	to	1.45	10.39	to	10.33
	2020	55.080	to	48.683	120,294	6,561,153	0.01	1.40	to	1.45	66.31	to	66.23
	2019	33.118	to	29.286	129,597	4,252,485	0.15	1.40	to	1.45	38.88	to	38.82
	2018	23.846	to	21.097	149,061	3,525,066	0.12	1.40	to	1.45	10.89	to	10.83
	2017	21.504	to	19.035	176,686	3,772,644	0.30	1.40	to	1.45	32.64	to	32.58
Fidelity Index 500
	2021	34.720	to	33.477	39,510	1,365,779	1.00	1.20	to	1.45	27.04	to	26.73
	2020	27.329	to	26.417	44,602	1,203,862	1.76	1.20	to	1.45	16.83	to	16.54
	2019	23.392	to	22.668	44,990	1,040,805	1.98	1.20	to	1.45	29.78	to	29.46
	2018	18.024	to	17.510	45,483	811,062	1.75	1.20	to	1.45	(5.64)	to	(5.87)
	2017	19.101	to	18.602	55,747	1,054,317	1.78	1.20	to	1.45	20.27	to	19.97
Fidelity Mid Cap II
	2021	41.475	to	40.115	114,468	4,740,785	0.36	1.40	to	1.60	23.57	to	23.32
	2020	33.565	to	32.529	122,477	4,105,808	0.40	1.40	to	1.60	16.23	to	16.00
	2019	28.879	to	28.043	147,985	4,268,024	0.65	1.40	to	1.60	21.46	to	21.21
	2018	23.776	to	23.135	185,848	4,412,794	0.38	1.40	to	1.60	(15.97)	to	(16.13)
	2017	28.293	to	27.585	228,474	6,455,164	0.46	1.40	to	1.60	18.86	to	18.63
Fidelity Overseas II
	2021	15.647	to	15.541	21,252	332,483	0.33	1.40	to	1.45	17.73	to	17.67
	2020	13.291	to	13.207	29,339	389,894	0.22	1.40	to	1.45	13.73	to	13.68
	2019	11.686	to	11.618	29,753	347,675	1.50	1.40	to	1.45	25.72	to	25.67
	2018	9.295	to	9.245	34,457	320,247	1.39	1.40	to	1.45	(16.25)	to	(16.29)
	2017	11.098	to	11.044	27,157	301,351	1.39	1.40	to	1.45	28.20	to	28.12
Franklin Allocation VIP Fund - Class 2
	2021	18.495	to	18.495	22,218	410,911	1.70	1.40	to	1.40	10.13	to	10.13
	2020	16.794	to	16.794	25,930	435,455	1.51	1.40	to	1.40	10.19	to	10.19
	2019	15.241	to	15.241	29,068	443,017	3.51	1.40	to	1.40	18.19	to	18.19
	2018	12.895	to	12.895	31,890	411,206	3.08	1.40	to	1.40	(10.91)	to	(10.91)
	2017	14.474	to	14.474	32,388	468,785	2.65	1.40	to	1.40	10.42	to	10.42
Franklin DynaTech VIP Fund - Class 2[1]
	2021	47.998	to	46.812	16,355	784,974	—	1.40	to	1.55	14.53	to	14.36
	2020	41.908	to	40.934	16,311	683,550	—	1.40	to	1.55	42.87	to	42.66
	2019	29.333	to	28.694	14,946	438,372	—	1.40	to	1.55	29.35	to	29.15
	2018	22.678	to	22.218	14,631	331,796	—	1.40	to	1.55	1.69	to	1.54
	2017	22.301	to	21.881	16,898	376,823	—	1.40	to	1.55	25.18	to	25.00

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Franklin Income VIP Fund - Class 2
	2021	$22.599	to	$21.840	147,718	$3,334,673	4.74%	1.40%	to	1.60%	15.13%	to	14.91%
	2020	19.629	to	19.007	175,385	3,439,598	5.86	1.40	to	1.60	(0.70)	to	(0.91)
	2019	19.768	to	19.181	204,277	4,034,189	5.42	1.40	to	1.60	14.44	to	14.22
	2018	17.273	to	16.793	241,560	4,168,007	4.75	1.40	to	1.60	(5.64)	to	(5.83)
	2017	18.306	to	17.833	274,076	5,012,568	4.04	1.40	to	1.60	8.15	to	7.93
Franklin Mutual Shares VIP Fund - Class 2
	2021	25.601	to	23.455	150,007	3,837,690	2.86	1.40	to	1.55	17.51	to	17.34
	2020	21.786	to	19.989	166,862	3,633,025	2.80	1.40	to	1.55	(6.37)	to	(6.51)
	2019	23.267	to	21.380	189,440	4,405,015	1.79	1.40	to	1.55	20.87	to	20.69
	2018	19.250	to	17.715	212,244	4,083,528	2.35	1.40	to	1.55	(10.34)	to	(10.48)
	2017	21.469	to	19.788	249,557	5,354,810	2.01	1.40	to	1.55	6.84	to	6.69
Franklin Small Cap Value VIP Fund - Class 2
	2021	34.948	to	33.801	140,586	4,909,084	1.01	1.40	to	1.60	23.62	to	23.37
	2020	28.270	to	27.397	166,052	4,689,782	1.52	1.40	to	1.60	3.73	to	3.52
	2019	27.254	to	26.465	190,298	5,181,492	1.07	1.40	to	1.60	24.59	to	24.34
	2018	21.875	to	21.284	227,993	4,982,783	0.88	1.40	to	1.60	(14.09)	to	(14.27)
	2017	25.464	to	24.826	273,048	6,947,392	0.51	1.40	to	1.60	9.12	to	8.90
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2021	31.821	to	45.240	136,949	4,354,289	—	1.40	to	1.55	8.49	to	8.32
	2020	29.332	to	41.765	151,122	4,429,856	—	1.40	to	1.55	52.94	to	52.71
	2019	19.179	to	27.349	178,294	3,418,001	—	1.40	to	1.55	29.61	to	29.41
	2018	14.798	to	21.133	213,367	3,143,476	—	1.40	to	1.55	(6.70)	to	(6.84)
	2017	15.860	to	22.684	246,335	3,884,452	—	1.40	to	1.55	19.72	to	19.54
Franklin U.S. Government Securities VIP Fund - Class 2
	2021	16.089	to	15.668	272,822	4,322,065	2.40	1.40	to	1.55	(3.19)	to	(3.34)
	2020	16.620	to	16.209	343,768	5,464,967	3.39	1.40	to	1.55	2.39	to	2.23
	2019	16.232	to	15.855	336,678	5,385,469	2.95	1.40	to	1.55	3.77	to	3.61
	2018	15.643	to	15.302	430,924	6,641,094	2.72	1.40	to	1.55	(1.06)	to	(1.21)
	2017	15.811	to	15.490	485,673	7,572,017	2.58	1.40	to	1.55	(0.07)	to	(0.22)
Invesco American Franchise Fund I
	2021	32.625	to	32.370	192,835	6,289,410	—	1.40	to	1.45	10.37	to	10.32
	2020	29.559	to	29.343	210,971	6,234,553	0.07	1.40	to	1.45	40.38	to	40.30
	2019	21.057	to	20.914	226,664	4,771,769	—	1.40	to	1.45	34.85	to	34.79
	2018	15.615	to	15.516	248,967	3,886,740	—	1.40	to	1.45	(4.97)	to	(5.02)
	2017	16.432	to	16.336	286,704	4,710,219	0.08	1.40	to	1.45	25.58	to	25.52
Invesco American Franchise Fund II
	2021	38.846	to	37.886	23,994	931,861	—	1.40	to	1.55	10.10	to	9.93
	2020	35.283	to	34.464	25,117	885,968	—	1.40	to	1.55	40.02	to	39.81
	2019	25.198	to	24.650	33,507	844,146	—	1.40	to	1.55	34.53	to	34.33
	2018	18.730	to	18.350	38,412	719,287	—	1.40	to	1.55	(5.24)	to	(5.38)
	2017	19.765	to	19.393	43,819	865,751	—	1.40	to	1.55	25.27	to	25.08

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Invesco Discovery Mid Cap Growth Fund I1
	2021	$59.582	to	$59.028	3,324	$198,017	—%	1.40%	to	1.45%	17.44%	to	17.38%
	2020	50.733	to	50.286	3,403	172,590	—	1.40	to	1.45	46.89	to	46.84
Invesco Discovery Mid Cap Growth Fund II1
	2021	33.492	to	32.450	8,204	274,567	—	1.40	to	1.60	17.14	to	16.91
	2020	28.591	to	27.757	9,515	271,858	—	1.40	to	1.60	46.53	to	45.31
Invesco Global Real Estate
	2021	43.131	to	27.486	53,225	2,276,000	2.64	1.40	to	1.75	23.96	to	23.53
	2020	34.793	to	22.251	64,995	2,238,534	4.84	1.40	to	1.75	(13.54)	to	(13.84)
	2019	40.241	to	25.825	78,101	3,111,051	4.33	1.40	to	1.75	21.29	to	20.87
	2018	33.178	to	21.366	89,550	2,940,091	3.70	1.40	to	1.75	(7.46)	to	(7.79)
	2017	35.854	to	23.171	103,558	3,677,292	3.04	1.40	to	1.75	11.48	to	11.09
Invesco Health Care
	2021	46.505	to	46.072	6,773	314,367	0.20	1.40	to	1.45	10.74	to	10.68
	2020	41.995	to	41.626	8,059	337,884	0.32	1.40	to	1.45	12.87	to	12.81
	2019	37.207	to	36.898	8,468	314,516	0.04	1.40	to	1.45	30.66	to	30.59
	2018	28.476	to	28.254	8,671	246,498	—	1.40	to	1.45	(0.51)	to	(0.56)
	2017	28.621	to	28.412	9,603	274,380	0.35	1.40	to	1.45	14.22	to	14.16
Invesco International Growth I
	2021	39.652	to	29.060	14,671	576,840	1.25	1.40	to	1.55	4.42	to	4.26
	2020	37.975	to	27.872	15,196	571,874	2.31	1.40	to	1.55	12.41	to	12.24
	2019	33.782	to	24.832	16,781	561,883	1.45	1.40	to	1.55	26.79	to	26.60
	2018	26.645	to	19.615	23,037	609,452	1.86	1.40	to	1.55	(16.17)	to	(16.29)
	2017	31.783	to	23.433	29,058	909,354	1.34	1.40	to	1.55	21.30	to	21.11
Invesco International Growth II
	2021	19.450	to	18.404	263,655	5,126,024	1.03	1.40	to	1.75	4.14	to	3.78
	2020	18.677	to	17.734	299,492	5,591,308	2.06	1.40	to	1.75	12.15	to	11.77
	2019	16.653	to	15.867	359,782	5,988,978	1.24	1.40	to	1.75	26.46	to	26.01
	2018	13.169	to	12.592	466,835	6,145,384	1.73	1.40	to	1.75	(16.39)	to	(16.68)
	2017	15.750	to	15.113	562,136	8,850,889	1.16	1.40	to	1.75	21.02	to	20.60
Invesco Small Cap Equity II
	2021	28.228	to	28.036	10,396	293,475	—	1.40	to	1.45	18.43	to	18.37
	2020	23.836	to	23.686	11,911	283,925	0.03	1.40	to	1.45	25.10	to	25.04
	2019	19.053	to	18.942	12,750	242,719	—	1.40	to	1.45	24.57	to	24.50
	2018	15.295	to	15.214	19,877	303,877	—	1.40	to	1.45	(16.46)	to	(16.50)
	2017	18.309	to	18.220	26,509	485,173	—	1.40	to	1.45	12.15	to	12.09
JP Morgan Insurance Trust Mid Cap Value I
	2021	54.771	to	52.869	89,141	4,837,312	0.90	1.40	to	1.60	28.08	to	27.83
	2020	42.763	to	41.360	101,880	4,319,531	1.48	1.40	to	1.60	(1.03)	to	(1.23)
	2019	43.206	to	41.873	109,986	4,714,716	1.61	1.40	to	1.60	25.00	to	24.75
	2018	34.565	to	33.565	128,372	4,405,684	0.98	1.40	to	1.60	(13.07)	to	(13.24)
	2017	39.762	to	38.689	145,962	5,765,511	0.82	1.40	to	1.60	12.19	to	11.96

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
JP Morgan Insurance Trust U.S. Equity I
	2021	$36.385	to	$34.956	74,472	$2,673,140	0.78%	1.40%	to	1.45%	27.55%	to	27.48%
	2020	28.527	to	27.421	91,419	2,565,836	0.78	1.40	to	1.45	23.52	to	23.46
	2019	23.095	to	22.210	107,423	2,436,547	0.88	1.40	to	1.45	29.92	to	29.85
	2018	17.776	to	17.104	124,100	2,166,445	0.83	1.40	to	1.45	(7.47)	to	(7.52)
	2017	19.212	to	18.495	143,495	2,711,654	0.89	1.40	to	1.45	20.63	to	20.58
Morningstar Aggressive Growth ETF Asset Allocation Class I
	2021	19.669	to	18.965	8,223	158,714	1.31	1.20	to	1.45	17.18	to	16.89
	2020	16.785	to	16.225	8,227	135,689	2.09	1.20	to	1.45	9.03	to	8.75
	2019	15.395	to	14.919	9,058	137,161	1.77	1.20	to	1.45	20.98	to	20.68
	2018	12.725	to	12.362	9,393	117,472	1.62	1.20	to	1.45	(10.26)	to	(10.49)
	2017	14.180	to	13.810	7,379	102,995	0.49	1.20	to	1.45	18.74	to	18.44
Morningstar Aggressive Growth ETF Asset Allocation Class II
	2021	20.012	to	19.876	69,022	1,381,293	1.01	1.40	to	1.45	16.69	to	16.63
	2020	17.150	to	17.042	95,314	1,634,661	1.77	1.40	to	1.45	8.43	to	8.38
	2019	15.817	to	15.725	105,697	1,671,820	1.47	1.40	to	1.45	20.47	to	20.41
	2018	13.129	to	13.060	118,399	1,554,524	1.35	1.40	to	1.45	(10.60)	to	(10.64)
	2017	14.686	to	14.615	125,816	1,847,684	1.16	1.40	to	1.45	18.14	to	18.08
Morningstar Balanced ETF Asset Allocation Class I
	2021	17.907	to	17.266	40,741	724,260	1.59	1.20	to	1.45	9.68	to	9.40
	2020	16.326	to	15.782	43,202	700,043	2.38	1.20	to	1.45	8.10	to	7.84
	2019	15.102	to	14.635	44,373	665,279	2.26	1.20	to	1.45	15.18	to	14.89
	2018	13.112	to	12.738	57,541	748,283	2.17	1.20	to	1.45	(7.15)	to	(7.39)
	2017	14.122	to	13.754	58,673	821,636	1.69	1.20	to	1.45	12.30	to	12.02
Morningstar Balanced ETF Asset Allocation Class II
	2021	17.277	to	17.160	199,028	3,437,217	1.26	1.40	to	1.45	9.25	to	9.20
	2020	15.814	to	15.715	242,662	3,836,036	1.94	1.40	to	1.45	7.60	to	7.56
	2019	14.697	to	14.611	290,410	4,266,779	1.83	1.40	to	1.45	14.64	to	14.59
	2018	12.820	to	12.751	382,649	4,902,232	1.76	1.40	to	1.45	(7.54)	to	(7.59)
	2017	13.865	to	13.799	452,856	6,275,926	1.37	1.40	to	1.45	11.75	to	11.71
Morningstar Conservative ETF Asset Allocation Class I
	2021	14.382	to	13.867	43,951	628,586	1.55	1.20	to	1.45	1.30	to	1.03
	2020	14.198	to	13.725	36,843	517,825	1.97	1.20	to	1.45	5.52	to	5.26
	2019	13.455	to	13.039	36,963	492,673	2.27	1.20	to	1.45	8.44	to	8.17
	2018	12.408	to	12.054	37,437	460,473	2.37	1.20	to	1.45	(3.26)	to	(3.51)
	2017	12.826	to	12.492	40,841	519,604	1.97	1.20	to	1.45	5.18	to	4.92
Morningstar Conservative ETF Asset Allocation Class II
	2021	12.981	to	12.892	17,736	230,079	1.30	1.40	to	1.45	0.85	to	0.81
	2020	12.871	to	12.789	9,400	120,857	1.36	1.40	to	1.45	5.02	to	4.96
	2019	12.256	to	12.185	12,193	149,350	1.73	1.40	to	1.45	8.00	to	7.95
	2018	11.348	to	11.288	18,773	212,955	2.06	1.40	to	1.45	(3.73)	to	(3.78)
	2017	11.788	to	11.731	22,058	259,940	1.69	1.40	to	1.45	4.73	to	4.68

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Morningstar Growth ETF Asset Allocation Class I
	2021	$19.176	to	$18.490	5,487	$102,933	1.37%	1.20%	to	1.45%	13.72%	to	13.44%
	2020	16.863	to	16.300	6,584	108,792	2.32	1.20	to	1.45	8.95	to	8.67
	2019	15.478	to	14.999	6,764	102,737	2.04	1.20	to	1.45	18.71	to	18.41
	2018	13.039	to	12.667	6,797	87,100	0.79	1.20	to	1.45	(8.96)	to	(9.18)
	2017	14.322	to	13.948	32,345	457,643	1.44	1.20	to	1.45	16.28	to	15.99
Morningstar Growth ETF Asset Allocation Class II
	2021	19.060	to	18.930	141,128	2,689,931	1.16	1.40	to	1.45	13.28	to	13.23
	2020	16.825	to	16.718	171,952	2,893,026	1.87	1.40	to	1.45	8.48	to	8.42
	2019	15.510	to	15.420	205,808	3,192,073	1.61	1.40	to	1.45	18.10	to	18.04
	2018	13.133	to	13.063	254,984	3,348,631	1.54	1.40	to	1.45	(9.32)	to	(9.37)
	2017	14.483	to	14.414	298,474	4,322,905	1.20	1.40	to	1.45	15.67	to	15.62
Morningstar Income & Growth ETF Asset Allocation Class I
	2021	16.086	to	15.510	6,310	99,302	1.67	1.20	to	1.45	5.39	to	5.12
	2020	15.264	to	14.754	7,172	107,256	2.44	1.20	to	1.45	7.43	to	7.16
	2019	14.208	to	13.768	8,009	112,336	2.39	1.20	to	1.45	11.84	to	11.56
	2018	12.704	to	12.341	9,029	113,346	2.19	1.20	to	1.45	(5.14)	to	(5.38)
	2017	13.393	to	13.043	11,709	155,370	2.06	1.20	to	1.45	8.82	to	8.54
Morningstar Income & Growth ETF Asset Allocation Class II
	2021	15.082	to	14.979	42,413	639,150	1.35	1.40	to	1.45	4.99	to	4.93
	2020	14.365	to	14.275	46,818	672,093	1.89	1.40	to	1.45	6.92	to	6.87
	2019	13.435	to	13.357	55,343	743,140	2.01	1.40	to	1.45	11.33	to	11.28
	2018	12.068	to	12.003	66,202	797,988	1.77	1.40	to	1.45	(5.59)	to	(5.64)
	2017	12.782	to	12.721	86,927	1,110,316	1.45	1.40	to	1.45	8.41	to	8.37
Neuberger Berman AMT Mid Cap Growth Class S
	2021	35.636	to	35.393	14,421	513,901	—	1.40	to	1.45	11.16	to	11.10
	2020	32.059	to	31.857	16,288	522,186	—	1.40	to	1.45	37.77	to	37.70
	2019	23.270	to	23.135	28,734	668,531	—	1.40	to	1.45	30.63	to	30.57
	2018	17.813	to	17.718	33,111	589,712	—	1.40	to	1.45	(7.86)	to	(7.91)
	2017	19.333	to	19.240	38,378	741,877	—	1.40	to	1.45	22.83	to	22.77
Neuberger Berman AMT Mid Cap Intrinsic Value Class S
	2021	22.307	to	22.155	1,209	26,978	0.24	1.40	to	1.45	30.67	to	30.61
	2020	17.071	to	16.963	1,661	28,357	0.66	1.40	to	1.45	(4.18)	to	(4.23)
	2019	17.816	to	17.713	2,232	39,766	0.19	1.40	to	1.45	14.82	to	14.76
	2018	15.517	to	15.435	3,088	47,919	0.22	1.40	to	1.45	(16.66)	to	(16.70)
	2017	18.619	to	18.530	4,255	79,219	0.47	1.40	to	1.45	14.73	to	14.68
Neuberger Berman AMT Sustainable Equity Class S
	2021	31.446	to	31.231	5,353	168,281	0.17	1.40	to	1.45	21.45	to	21.39
	2020	25.892	to	25.728	5,633	145,836	0.39	1.40	to	1.45	17.62	to	17.56
	2019	22.013	to	21.885	5,514	121,371	0.30	1.40	to	1.45	28.76	to	28.70

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
PIMCO All Asset Portfolio Advisor
	2021	$17.562	to	$19.202	16,549	$325,091	10.76%	1.25%	to	1.55%	14.60%	to	14.26%
	2020	15.324	to	16.806	22,669	389,385	4.87	1.25	to	1.55	6.56	to	6.25
	2019	14.380	to	15.817	22,953	370,519	2.64	1.25	to	1.55	10.35	to	10.02
	2018	13.031	to	14.376	37,528	549,735	2.97	1.25	to	1.55	(6.63)	to	(6.91)
	2017	13.956	to	15.443	46,868	736,779	4.35	1.25	to	1.55	11.98	to	11.64
PIMCO CommodityRealReturn Strat. Administrative Class
	2021	7.930	to	7.734	139,449	1,105,302	4.19	1.40	to	1.55	31.49	to	31.29
	2020	6.031	to	5.891	170,676	1,028,652	6.52	1.40	to	1.55	(0.05)	to	(0.20)
	2019	6.034	to	5.903	193,055	1,164,252	4.44	1.40	to	1.55	9.87	to	9.72
	2018	5.492	to	5.380	224,944	1,234,594	2.09	1.40	to	1.55	(15.33)	to	(15.46)
	2017	6.486	to	6.364	265,774	1,722,884	11.19	1.40	to	1.55	0.73	to	0.58
PIMCO Total Return Portfolio Advisor
	2021	13.321	to	13.321	20,950	279,065	1.71	1.25	to	1.25	(2.59)	to	(2.59)
	2020	13.675	to	13.675	24,611	336,553	1.94	1.25	to	1.25	7.20	to	7.20
	2019	12.757	to	12.757	20,840	265,858	2.86	1.25	to	1.25	6.91	to	6.91
	2018	11.933	to	11.933	—	—	—	1.25	to	1.25	(1.87)	to	(1.87)
	2017	12.161	to	12.161		—	—	1.25	to	1.25	3.52	to	3.52
Pioneer Bond VCT Class I
	2021	45.628	to	22.195	46,855	1,953,351	2.21	1.40	to	1.45	(1.02)	to	(1.07)
	2020	46.097	to	22.434	50,373	2,126,892	3.03	1.40	to	1.45	7.19	to	7.14
	2019	43.004	to	20.939	56,582	2,226,805	3.26	1.40	to	1.45	7.76	to	7.70
	2018	39.909	to	19.442	62,303	2,281,525	3.31	1.40	to	1.45	(2.23)	to	(2.28)
	2017	40.819	to	19.896	69,459	2,587,877	2.85	1.40	to	1.45	2.56	to	2.51
Pioneer Equity Income VCT Class II
	2021	32.812	to	31.710	147,694	4,845,571	1.21	1.40	to	1.60	23.59	to	23.34
	2020	26.549	to	25.709	187,564	4,978,801	2.39	1.40	to	1.60	(1.65)	to	(1.85)
	2019	26.995	to	26.193	220,582	5,953,542	2.35	1.40	to	1.60	23.49	to	23.24
	2018	21.860	to	21.253	283,749	6,200,552	2.10	1.40	to	1.60	(10.05)	to	(10.23)
	2017	24.302	to	23.674	334,592	8,128,108	1.43	1.40	to	1.60	13.58	to	13.35
Pioneer Fund VCT Class I
	2021	204.167	to	31.853	235,776	47,147,541	0.32	1.40	to	1.45	26.20	to	26.14
	2020	161.775	to	25.252	255,858	40,603,711	0.77	1.40	to	1.45	22.55	to	22.49
	2019	132.005	to	20.615	275,500	35,681,898	1.01	1.40	to	1.45	29.51	to	29.44
	2018	101.930	to	15.926	303,761	30,173,367	1.12	1.40	to	1.45	(2.89)	to	(2.94)
	2017	104.959	to	16.408	338,900	34,720,453	1.17	1.40	to	1.45	20.03	to	19.97
Pioneer High Yield VCT Class II
	2021	19.556	to	19.061	64,782	1,262,575	4.88	1.40	to	1.55	3.98	to	3.82
	2020	18.807	to	18.359	81,880	1,534,871	5.16	1.40	to	1.55	0.56	to	0.41
	2019	18.702	to	18.284	93,705	1,747,072	4.66	1.40	to	1.55	12.70	to	12.54
	2018	16.594	to	16.247	111,243	1,841,312	4.46	1.40	to	1.55	(5.30)	to	(5.44)
	2017	17.522	to	17.181	120,616	2,108,996	4.32	1.40	to	1.55	5.54	to	5.38

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Pioneer Mid Cap Value VCT Class I
	2021	$58.434	to	$23.020	97,208	$5,652,538	0.96%	1.40%	to	1.45%	27.87%	to	27.80%
	2020	45.699	to	18.012	116,844	5,158,869	1.22	1.40	to	1.45	0.72	to	0.67
	2019	45.374	to	17.893	126,231	5,548,133	1.31	1.40	to	1.45	26.65	to	26.59
	2018	35.825	to	14.135	139,761	4,865,357	0.71	1.40	to	1.45	(20.47)	to	(20.51)
	2017	45.046	to	17.781	157,830	6,918,762	0.85	1.40	to	1.45	11.60	to	11.54
Pioneer Real Estate VCT Class II
	2021	24.629	to	24.057	80,451	1,979,875	1.01	1.40	to	1.55	38.79	to	38.59
	2020	17.745	to	17.358	93,143	1,651,463	1.51	1.40	to	1.55	(8.91)	to	(7.70)
	2019	19.480	to	19.084	113,134	2,201,174	1.88	1.40	to	1.55	26.13	to	25.94
	2018	15.444	to	15.153	148,855	2,296,454	2.40	1.40	to	1.55	(8.83)	to	(8.97)
	2017	16.940	to	16.646	179,016	3,029,533	2.22	1.40	to	1.55	1.87	to	1.72
Pioneer Select Mid Cap Growth VCT Class I
	2021	182.740	to	42.636	255,066	45,246,375	—	1.40	to	1.45	6.57	to	6.51
	2020	171.479	to	40.029	281,608	46,843,906	—	1.40	to	1.45	37.24	to	37.17
	2019	124.951	to	29.182	311,821	37,590,076	—	1.40	to	1.45	31.23	to	31.17
	2018	95.214	to	22.248	348,337	31,681,425	—	1.40	to	1.45	(7.79)	to	(7.84)
	2017	103.257	to	24.140	384,221	37,965,371	0.08	1.40	to	1.45	28.23	to	28.17
Pioneer Strategic Income VCT Class II
	2021	18.018	to	17.563	186,718	3,353,807	3.04	1.40	to	1.55	0.31	to	0.17
	2020	17.962	to	17.534	215,812	3,866,009	3.27	1.40	to	1.55	5.88	to	5.72
	2019	16.964	to	16.585	265,034	4,485,610	3.10	1.40	to	1.55	8.00	to	7.83
	2018	15.708	to	15.380	341,648	5,355,627	3.01	1.40	to	1.55	(3.31)	to	(3.45)
	2017	16.245	to	15.929	412,715	6,693,898	3.36	1.40	to	1.55	3.30	to	3.14
Templeton Developing Markets VIP Fund - Class 2
	2021	28.551	to	25.436	51,717	1,479,549	0.88	1.40	to	1.55	(7.05)	to	(7.19)
	2020	30.717	to	27.407	57,398	1,765,879	4.16	1.40	to	1.55	15.56	to	15.38
	2019	26.582	to	23.753	64,093	1,707,234	1.03	1.40	to	1.55	24.93	to	24.75
	2018	21.277	to	19.041	76,619	1,633,271	0.87	1.40	to	1.55	(16.97)	to	(17.10)
	2017	25.626	to	22.968	90,501	2,324,483	0.89	1.40	to	1.55	38.46	to	38.25
Templeton Global Bond VIP Fund - Class 2
	2021	15.702	to	14.812	152,839	2,394,001	—	1.40	to	1.75	(6.31)	to	(6.64)
	2020	16.760	to	15.866	185,962	3,108,252	8.60	1.40	to	1.75	(6.60)	to	(6.92)
	2019	17.944	to	17.046	212,223	3,799,281	7.15	1.40	to	1.75	0.59	to	0.24
	2018	17.838	to	17.005	256,494	4,565,851	—	1.40	to	1.75	0.51	to	0.16
	2017	17.747	to	16.977	284,071	5,032,415	—	1.40	to	1.75	0.51	to	0.16
Templeton Growth VIP Fund - Class 2
	2021	19.469	to	17.981	151,538	2,949,599	1.13	1.40	to	1.55	3.41	to	3.26
	2020	18.827	to	17.414	177,612	3,343,134	2.97	1.40	to	1.55	4.33	to	4.18
	2019	18.045	to	16.716	199,177	3,593,620	2.82	1.40	to	1.55	13.55	to	13.38
	2018	15.892	to	14.743	229,921	3,653,293	1.98	1.40	to	1.55	(16.04)	to	(16.17)
	2017	18.928	to	17.586	253,711	4,801,519	1.55	1.40	to	1.55	16.86	to	16.68

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Vanguard Balanced
	2021	$27.332	to	$28.267	10,124	$274,949	1.46%	1.20%	to	1.50%	17.60%	to	17.24%
	2020	23.242	to	24.110	10,556	242,810	2.94	1.20	to	1.50	9.36	to	9.04
	2019	21.253	to	22.112	12,320	258,951	3.32	1.20	to	1.50	21.02	to	20.66
	2018	17.561	to	18.326	28,731	499,157	2.51	1.20	to	1.50	(4.56)	to	(4.85)
	2017	18.401	to	19.261	35,887	653,604	2.62	1.20	to	1.50	13.35	to	13.01
Vanguard High Yield Bond
	2021	19.517	to	18.399	79,863	1,484,932	3.86	1.10	to	1.50	2.54	to	2.13
	2020	19.033	to	18.015	32,504	593,351	1.96	1.10	to	1.50	4.51	to	4.10
	2019	18.211	to	17.305	68,349	1,190,013	4.87	1.10	to	1.50	14.41	to	13.95
	2018	15.917	to	15.186	54,938	842,797	4.76	1.10	to	1.50	(3.80)	to	(4.19)
	2017	16.546	to	15.850	105,447	1,684,990	4.79	1.10	to	1.50	5.84	to	5.41
Vanguard International
	2021	25.234	to	29.561	48,871	1,212,369	0.29	1.00	to	1.50	(2.52)	to	(3.01)
	2020	25.886	to	30.478	70,949	1,804,092	1.19	1.00	to	1.50	56.01	to	55.24
	2019	16.592	to	19.633	82,229	1,342,700	1.51	1.00	to	1.50	29.91	to	29.27
	2018	12.772	to	15.188	134,584	1,697,455	0.82	1.00	to	1.50	(13.49)	to	(13.92)
	2017	14.763	to	17.645	172,583	2,516,688	1.06	1.00	to	1.50	41.26	to	40.55
Vanguard Mid-Cap Index
	2021	32.538	to	42.978	38,805	1,222,498	1.06	1.00	to	1.50	23.12	to	22.51
	2020	26.428	to	35.082	45,834	1,171,792	1.48	1.00	to	1.50	16.90	to	16.31
	2019	22.608	to	30.162	52,321	1,147,514	1.52	1.00	to	1.50	29.57	to	28.92
	2018	17.448	to	23.395	78,447	1,337,353	1.27	1.00	to	1.50	(10.24)	to	(10.69)
	2017	19.438	to	26.194	96,529	1,833,665	1.24	1.00	to	1.50	17.90	to	17.31
Vanguard Real Estate Index
	2021	22.807	to	34.969	15,434	346,854	1.73	1.10	to	1.50	38.68	to	38.12
	2020	16.446	to	25.318	16,358	262,741	2.63	1.10	to	1.50	(5.90)	to	(6.27)
	2019	17.477	to	27.012	17,268	295,127	2.76	1.10	to	1.50	27.40	to	26.89
	2018	13.718	to	21.288	25,750	346,791	3.36	1.10	to	1.50	(6.39)	to	(6.77)
	2017	14.655	to	22.833	35,804	515,771	2.69	1.10	to	1.50	3.63	to	3.22
Vanguard Total Bond Market Index
	2021	15.356	to	12.465	63,576	949,137	1.82	1.00	to	1.50	(2.70)	to	(3.18)
	2020	15.782	to	12.874	59,772	914,655	2.39	1.00	to	1.50	6.51	to	5.98
	2019	14.817	to	12.148	65,608	945,278	2.81	1.00	to	1.50	7.60	to	7.06
	2018	13.771	to	11.347	123,390	1,661,392	2.59	1.00	to	1.50	(1.13)	to	(1.62)
	2017	13.928	to	11.534	167,721	2,286,926	2.40	1.00	to	1.50	2.45	to	1.94
Vanguard Total Stock Market Index
	2021	35.011	to	44.603	84,317	2,908,387	1.22	1.00	to	1.50	24.39	to	23.77
	2020	28.146	to	36.038	118,403	3,285,582	1.56	1.00	to	1.50	19.35	to	18.76
	2019	23.582	to	30.345	134,801	3,140,220	1.71	1.00	to	1.50	29.45	to	28.80
	2018	18.217	to	23.559	262,577	4,731,419	1.67	1.00	to	1.50	(6.29)	to	(6.76)
	2017	19.439	to	25.266	352,769	6,777,304	1.91	1.00	to	1.50	19.77	to	19.17

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Voya Global High Dividend Low Volatility Portfolio - Class S
	2021	$44.829	to	$38.074	10,754	$479,145	2.29%	1.40%	to	1.45%	18.89%	to	18.83%
	2020	37.707	to	32.041	11,944	447,805	2.26	1.40	to	1.45	(2.47)	to	(2.52)
	2019	38.661	to	32.868	13,909	535,053	2.54	1.40	to	1.45	19.73	to	19.66
	2018	32.291	to	27.467	14,899	478,856	4.49	1.40	to	1.45	(10.38)	to	(10.43)
	2017	36.033	to	30.665	15,714	563,733	2.09	1.40	to	1.45	21.73	to	21.67
VY JPMorgan Emerging Markets Equity Portfolio Initial
	2021	38.776	to	38.776	15,535	602,409	—	1.40	to	1.40	(11.10)	to	(11.10)
	2020	43.617	to	43.617	15,820	690,009	0.60	1.40	to	1.40	31.88	to	31.88
	2019	33.072	to	33.072	17,297	572,062	0.14	1.40	to	1.40	30.28	to	30.28
	2018	25.386	to	25.386	17,941	455,452	0.85	1.40	to	1.40	(17.75)	to	(17.75)
	2017	30.865	to	30.865	18,307	565,043	0.67	1.40	to	1.40	41.38	to	41.38
Wanger USA
	2021	153.782	to	153.782	445	68,374	0.74	1.40	to	1.40	7.39	to	7.39
	2020	143.206	to	143.206	464	66,449	—	1.40	to	1.40	22.50	to	22.50
	2019	116.901	to	116.901	952	111,253	0.26	1.40	to	1.40	29.28	to	29.28
	2018	90.425	to	90.425	967	87,471	0.09	1.40	to	1.40	(2.84)	to	(2.84)
	2017	93.067	to	93.067	1,173	109,161	—	1.40	to	1.40	17.92	to	17.92

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.
2These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Mutual Fund, net of management fees assessed by the Mutual Fund manager, divided by the trading days average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the Unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Mutual Fund in which the sub-accounts invest.
3These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to Unit values. Charges made directly to contract owner accounts through the redemption of Units and expenses of the underlying Mutual Fund are excluded.
4These amounts represent the total return for the periods indicated, including changes in the value of the underlying Mutual Funds, and reflect deductions for all items included in the expense ratio with the exception of Mutual Fund reorganization. Mutual Funds that have reorganized during the year present information through the time of the reorganization. The total return ratio does not include any expenses assessed through the redemption of Units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.

Symetra Separate Account C
Notes to Financial Statements

7.SUBSEQUENT EVENTS
The Separate Account has evaluated subsequent events through April 22, 2022, the date which the Separate Account’s financial statements were available to be issued.

FINANCIAL STATEMENTS

SYMETRA LIFE INSURANCE COMPANY
FINANCIAL STATEMENTS – STATUTORY BASIS

Independent Auditors' Report

The Board of Directors and Stockholder
Symetra Life Insurance Company:

Opinions

We have audited the financial statements of Symetra Life Insurance Company (the Company), which comprise the balance sheets - statutory basis as of December 31, 2021 and 2020, and the related statements of operations - statutory basis, changes in capital and surplus - statutory basis, and cash flow - statutory basis for the years then ended, and the related notes to the financial statements - statutory basis.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 2.

Emphasis of Matter

As discussed in Note 2 to the financial statements, in 2020, the Company adopted Iowa Administrative Code 191-97 which allows an alternative accounting treatment for eligible derivative assets and reserves for indexed annuity products. Our opinions are not modified with respect to this matter.

Other Matter

The accompanying financial statements of the Company for the year then ended December 31, 2019 were audited by other auditors whose report thereon, dated March 26, 2020, expressed an adverse opinion on those financial statements with respect to U.S. generally accepted accounting principles and an unmodified opinion with respect to accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date
2

that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion.

Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Seattle, Washington
March 24, 2022

3

Report of Ernst & Young LLP, Independent Auditors

To the Stockholder and Board of Directors of Symetra Life Insurance Company
We have audited the accompanying statutory-basis financial statements of Symetra Life Insurance Company (the Company), which comprise the statements of operations, changes in capital and surplus and cash flow for the year ended December 31, 2019, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa, which is a basis of accounting other than U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the results of the Company’s operations or its cash flows for the year ended December 31, 2019.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the results of the Company’s operations and its cash flows for the year ended December 31, 2019, on the basis of accounting described in Note 2.
/s/ Ernst & Young LLP

Seattle, Washington
March 26, 2020
4

SYMETRA LIFE INSURANCE COMPANY
BALANCE SHEETS – STATUTORY BASIS
(In millions, except share and per share data)

	As of December 31,
	2021	2020
ADMITTED ASSETS
Bonds	$29,553.8	$28,488.9
Preferred stocks	101.3	102.6
Common stocks	466.0	333.6
Mortgage loans	6,809.2	6,440.1
Cash and cash equivalents	1,064.5	1,025.6
Derivatives	239.2	243.1
Other invested assets	625.0	534.6
Total cash and invested assets	38,859.0	37,168.5
Accrued investment income	265.3	269.3
Deferred and uncollected premiums (net of loading of $(11.9) and $(12.6))	(118.9)	(35.1)
Deferred tax assets, net	109.5	110.9
Current federal income taxes recoverable	25.0	8.9
Other receivables	313.5	225.1
Separate account assets	7,174.1	6,515.8
Total admitted assets	$46,627.5	$44,263.4
LIABILITIES AND CAPITAL AND SURPLUS
Life and annuity reserves	$30,421.9	$29,328.8
Accident and health reserves	241.2	197.6
Policy and contract claims	119.3	189.4
Liability for deposit-type contracts	3,684.1	3,436.4
Unearned premiums and annuity considerations	4.7	4.7
Total policy and contract liabilities	34,471.2	33,156.9
Cash collateral held	479.7	504.0
Asset valuation reserve	447.1	386.4
Interest maintenance reserve	351.0	330.9
Funds held under coinsurance agreements	1,159.8	795.9
Other liabilities	426.1	434.0
Separate account liabilities	6,961.0	6,339.2
Total liabilities	44,295.9	41,947.3
Commitments and contingencies (Note 14)
Common stock, $250 par value, 20,000 shares authorized, issued and outstanding	5.0	5.0
Gross paid-in and contributed surplus	964.0	964.0
Unassigned funds	1,362.6	1,347.1
Total capital and surplus	2,331.6	2,316.1
Total liabilities and capital and surplus	$46,627.5	$44,263.4
See accompanying notes.
5

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2021	2020	2019
Premiums and other revenues:
Premiums and annuity considerations	$4,609.0	$4,234.0	$4,138.5
Net investment income	1,168.3	1,105.5	1,331.8
Amortization of interest maintenance reserve	50.9	40.2	26.5
Separate account fees and other	136.0	105.5	84.8
Commissions and expense allowances on reinsurance ceded, net	70.1	52.1	56.4
Reserve adjustment on reinsurance ceded	(119.6)	(39.8)	(21.2)
Other income	25.1	24.9	26.8
Total premiums and other revenues	5,939.8	5,522.4	5,643.6
Benefits:
Death benefits	337.8	284.3	229.6
Annuity benefits	336.7	353.0	349.1
Surrender and maturity benefits	3,151.8	2,532.5	2,210.8
Accident and health and other benefits	330.4	558.5	534.5
Increase in policy reserves	1,094.5	1,253.3	1,575.5
Total benefits	5,251.2	4,981.6	4,899.5
Insurance expenses and other deductions:
Commissions	341.9	358.6	345.6
General insurance expenses	512.8	477.5	464.2
Net transfers to (from) separate accounts	286.4	96.4	69.8
Total insurance expenses and other deductions	1,141.1	932.5	879.6
Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	(452.5)	(391.7)	(135.5)
Federal income tax expense (benefit)	(133.5)	(125.8)	(69.5)
Gain (loss) from operations before net realized capital gains (losses)	(319.0)	(265.9)	(66.0)
Net realized capital gains (losses) (net of federal income taxes and transfer to interest maintenance reserve)	455.8	206.1	236.6
Net income (loss)	$136.8	$(59.8)	$170.6
See accompanying notes.
6

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS
(In millions)

	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Funds	Total Capital and Surplus
Balances as of January 1, 2019	$5.0	$664.0	$1,457.6	$2,126.6
Net income (loss)	—	—	170.6	170.6
Change in net unrealized capital gains (losses), including foreign exchange	—	—	4.9	4.9
Change in net deferred income taxes	—	—	1.3	1.3
Change in nonadmitted assets	—	—	(34.5)	(34.5)
Change in liability for unauthorized reinsurance	—	—	4.4	4.4
Change in reserve on account of change in valuation basis	—	—	(20.1)	(20.1)
Change in asset valuation reserve	—	—	(117.4)	(117.4)
Cumulative effect on change in accounting principle	—	—	5.8	5.8
Balances as of December 31, 2019	5.0	664.0	1,472.6	2,141.6
Net income (loss)	—	—	(59.8)	(59.8)
Change in net unrealized capital gains (losses), including foreign exchange	—	—	28.8	28.8
Change in net deferred income taxes	—	—	7.2	7.2
Change in nonadmitted assets	—	—	(20.0)	(20.0)
Change in reserve on account of change in valuation basis	—	—	(16.4)	(16.4)
Change in asset valuation reserve	—	—	(35.2)	(35.2)
Change in surplus in separate accounts	—	—	0.5	0.5
Cumulative effect on change in accounting principle	—	—	(30.6)	(30.6)
Capital contribution from Parent	—	300.0	—	300.0
Balances as of December 31, 2020	5.0	964.0	1,347.1	2,316.1
Correction of prior period errors	—	—	(16.1)	(16.1)
Balances as of January 1, 2021	5.0	964.0	1,331.0	2,300.0
Net income (loss)	—	—	136.8	136.8
Change in net unrealized capital gains (losses), including foreign exchange	—	—	(5.8)	(5.8)
Change in net deferred income taxes	—	—	(14.4)	(14.4)
Change in nonadmitted assets	—	—	1.9	1.9
Change in reserve on account of change in valuation basis	—	—	(26.1)	(26.1)
Change in asset valuation reserve	—	—	(60.7)	(60.7)
Change in surplus in separate accounts	—	—	(0.1)	(0.1)
Balances as of December 31, 2021	$5.0	$964.0	$1,362.6	$2,331.6
See accompanying notes.
7

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOW – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2021	2020	2019
Cash flows from operating activities
Premiums and annuity considerations collected	$4,989.2	$4,214.4	$4,425.2
Net investment income received	1,474.9	1,443.3	1,411.7
Commissions and expense allowance on reinsurance ceded	54.7	49.7	38.3
Other income	178.0	80.8	118.9
Net transfers (to) from separate accounts	(336.7)	(83.0)	(70.2)
Benefits and loss-related payments	(4,332.0)	(3,908.9)	(3,476.0)
Commissions, other expenses, and taxes paid	(860.8)	(799.6)	(763.3)
Federal income taxes received (paid)	(15.5)	28.4	(1.8)
Net cash provided by operating activities	1,151.8	1,025.1	1,682.8
Cash flows from investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	7,001.8	4,411.7	5,189.3
Mortgage loans	669.3	473.2	513.1
Other invested assets	652.6	480.5	331.5
Cost of investments acquired:
Bonds	(8,061.7)	(5,478.8)	(7,748.2)
Mortgage loans	(1,038.4)	(675.3)	(1,064.5)
Other invested assets	(620.9)	(665.9)	(150.8)
Other, net	(10.3)	(12.7)	0.7
Net cash used in investing activities	(1,407.6)	(1,467.3)	(2,928.9)
Cash flows from financing activities
Capital contribution from Parent	—	300.0	—
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	237.8	280.0	1,309.9
Net receipts from (transfers to) Parent, subsidiaries, and affiliates	(5.4)	25.9	(25.0)
Other, net	62.3	249.5	350.5
Net cash provided by (used in) financing activities	294.7	855.4	1,635.4
Net increase (decrease) in cash	38.9	413.2	389.3
Cash, beginning of year	1,025.6	612.4	223.1
Cash, end of year	$1,064.5	$1,025.6	$612.4

	For the Year Ended December 31,
	2021	2020	2019
Supplemental disclosures of cash flow information
Non-cash transactions during the year:
Initial premium ceded on reinsurance transactions	$314.3	$—	$208.6
Initial funds withheld balance	314.3	—	208.6
Amortization of option costs under Iowa Administrative Code 191-97	211.9	231.8	—
Bonds and stock exchanges	162.3	2.4	232.0
Mortgage loans – refinances	84.1	74.8	31.1
See accompanying notes.
8

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

1. Description of Business

Symetra Life Insurance Company (the Company) is a stock life insurance company domiciled in the state of Iowa, and a wholly-owned subsidiary of Symetra Financial Corporation (the Parent), a Delaware Corporation. The Company has three wholly-owned subsidiaries: Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation. The Company's parent is a wholly-owned subsidiary of Sumitomo Life Insurance Company, a mutual company (sougo kaisha) organized under the laws of Japan.

The Company offers products and services that serve the retirement, employment-based benefits, and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, financial professionals, independent agents, and benefits consultants in 49 states and the District of Columbia. The Company’s principal products include fixed deferred annuities and fixed indexed annuities (FIA), registered index-linked annuities (RILA), single premium immediate annuities (SPIA), medical stop-loss insurance, group life and disability income (DI) insurance, absence management and group voluntary benefits, term life insurance, universal life insurance, including indexed universal life insurance (IUL), and bank-owned life insurance (BOLI).

The Company also services a block of in-force income annuities that has been fully reinsured since 2018 and includes all of the Company's structured settlement annuities. Refer to Note 7 for further discussion.

2. Summary of Significant Accounting Policies

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa (the Department). Companies domiciled in the state of Iowa prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Department.

Under Iowa Bulletin 07-06, the Department allows insurance companies with approval from the commissioner to use other than market value for assets held in a separate account where general account guarantees are present. The Company, with explicit permission from the Department, is permitted to account for the separate account assets related to its BOLI and RILA business at other than market value. The assets of the BOLI and RILA separate accounts primarily include bonds and commercial mortgage loans that are accounted for in accordance with the guidance otherwise applicable to these assets. Therefore, there is no impact to net income or surplus.

Under Iowa Bulletin 06-01, the Department allows insurance companies to record the change in the fair value of derivative instruments used to economically hedge indexed products in income, consistent with how the change in indexed product reserves is recorded. The Company uses this election for its IUL and RILA products, and for its FIA products prior to 2020. This election has no net impact on surplus.

Under Iowa Administrative Code (IAC) 191-97, the Department allows companies to account for eligible derivative assets using the amortized cost method if the company can demonstrate they meet the criteria for an economic hedge. Furthermore, IAC 191-97 also prescribes the use of a reserve calculation methodology for indexed annuity products that only reflects credited interest on reserves at the conclusion of the index term based on actual index performance. The Company elected to adopt IAC 191-97 effective January 1, 2020, and uses this election for its FIA products. Upon adoption, this election resulted in a net $30.6 reduction in surplus.

Effective January 1, 2020, the Company received explicit permission from the Department to record the change in fair value of equity and equity-type investments held in a segregated portfolio through the statements of operations instead of surplus. The segregated portfolio includes investments supporting a block of structured settlement annuities in connection with the Modco Reinsurance Transaction. The change in the fair value of these assets is passed to the reinsurer quarterly in accordance with the reinsurance agreement. Prior to January 1, 2020, this created a mismatch between income and surplus which, in turn, resulted in volatility in income. This permitted practice was adopted prospectively and the adoption had no impact on surplus.

The state of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC statutory accounting principles (SAP) related to the admission of a variable funding note as capital and surplus. Symetra Reinsurance Corporation, a wholly-owned subsidiary of the Company, is entitled to admit as an asset, the value of a variable funding note in conjunction with a reinsurance agreement with the Company. There was no impact to net income. If the Company had not used this prescribed practice, the result would not have triggered a regulatory event at the Company. SRC's statutory surplus under the prescribed practice from the state of Iowa was $33.9 and $29.6 as of December 31, 2021 and 2020. SRC's statutory deficit would have been $28.1 and $27.2 as of December 31, 2021 and 2020 under the SAP.
9

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The impact of the practices described above are summarized as follows:

	For the Year Ended December 31,
	2021	2020	2019
Net income (loss) – Iowa basis	$136.8	$(59.8)	$170.6
State prescribed practices:
Iowa Bulletin 06-01	(9.8)	(8.7)	(276.5)
IAC 191-97 – options	(9.0)	7.9	—
IAC 191-97 – reserves	(5.7)	6.5	—
State permitted practices:
Equity-type investments	(52.7)	(29.1)	—
Net income (loss) – NAIC basis	$59.6	$(83.2)	$(105.9)

	As of December 31,
	2021	2020
Statutory surplus – Iowa basis	$2,331.6	$2,316.1
State prescribed practices:
Variable funding note	(61.9)	(56.8)
IAC 191-97 – options	192.1	223.4
IAC 191-97 – reserves	(186.7)	(181.0)
Statutory surplus – NAIC basis	$2,275.1	$2,301.7
The preparation of financial statements in conformity with SAP requires the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates include those used to determine the following: policy and contract liabilities; the identification and measurement of other-than-temporary impairments (OTTI) of investments; and the admissibility of deferred tax assets (DTAs). The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates. Such estimates and assumptions could change in the future as more information becomes available, which could impact the amounts reported and disclosed herein.

Certain reclassifications have been made to prior year financial information to conform to the current period presentation.

The Company continues to actively monitor the current impacts of and response to the Coronavirus Disease 2019 (COVID-19) pandemic and its related risks, and to plan accordingly. While many of the government-imposed measures have eased in 2021, the extent to which the COVID-19 pandemic may impact the Company's ongoing operations and financial condition, including estimates and assumptions, will depend on future developments that are evolving and uncertain.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Below is a description of the Company’s significant accounting policies, including the significant variances from GAAP. In 2016, the Company's Parent became a wholly-owned subsidiary of Sumitomo Life Insurance Company, an event which is referred to as the Merger. The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP). In addition to the differences described, the Company's GAAP-basis financial results are also affected by the application of PGAAP, which results in further differences between GAAP and Statutory-basis accounting.

Accounting Pronouncements Newly Adopted

Revisions to SSAP No. 26R, Bonds

In 2020, the NAIC revised Statement of Statutory Accounting Principle (SSAP) No. 26R, Bonds to clarify that the accounting and reporting of investment income and capital gains and losses due to the early liquidation of a bond, whether through a call or a tender offer, shall be similarly applied. The Company adopted the revised guidance on January 1, 2021. The adoption did not have a material effect on the Company's financial statements.

10

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
In 2020, the NAIC revised SSAP No. 26R, Bonds by incorporating a new footnote to clarify that if a debt instrument has been modified in accordance with SSAP No. 36, Troubled Debt Restructuring or SSAP No. 103R, Transfers of Servicing of Financial Assets and Extinguishments of Liabilities the assessment of OTTI shall be based on modified contractual terms of the debt instrument. The Company adopted the revised guidance on January 1, 2021. There is no impact to the Company's OTTI assessment as such clarification is consistent with the Company's pre-existing OTTI policy for debt instruments in the scope of SSAP No. 26R. The adoption did not have an impact on the Company's financial statements.

Statutory Ref No. 2021-01 Reference Rate Reform

In 2017, the U.K. Financial Conduct Authority announced that it would no longer compel banks to submit data to support the determination of the reference rate known as the London Interbank Offered Rate (LIBOR) after 2021. This standard eases the financial reporting impacts of reference rate reform on contracts, hedging relationships, and other transactions by providing optional expedients or exceptions if certain criteria are met.

In 2021, the NAIC adopted Statutory Ref No. 2021-01 to incorporate optional expedients granted in Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2021-01, Reference Rate Reform (Topic 848). Entities may elect the optional expedients to not apply certain modification accounting requirements to contracts affected by reference rate reform and instead account for the modified contract as a continuation of the existing contract. This standard also provides exceptions for entities to continue hedge accounting when the critical terms of a hedging relationship changed due to reference rate reform. The Company adopted this standard on January 1, 2021 and elected to apply the optional expedients and exceptions primarily for its bonds and interest rate swaps that reference LIBOR. The adoption did not have an impact on the Company's financial statements.

Recognition of Premiums and Annuity Considerations

Premiums for universal life policies (UL) and annuity considerations with mortality and morbidity risk are recognized as revenue when received. Premiums for traditional individual life policies are recognized annually on the policy anniversary, consistent with the statutory reserving process. Amounts received under deposit-type contracts with no life contingencies, including guaranteed interest and certain group annuity contracts, are recorded as liabilities when received.

Premiums for medical stop-loss policies, group life and DI policies, and absence management and group voluntary benefits policies are recognized when due. Certain of these policies have retrospective rating features that require premium to be paid or refunded based on claims experience. The Company records its estimate for retrospective premiums in accordance with the terms of each contract as an adjustment to earned premium. The following table presents the amount of net premiums subject to retrospective rating features, and its percentage of total net premiums written on the Company's group health business:

	For the Year Ended December 31,
	2021		2020		2019
	Amount	%	Amount	%	Amount	%
Net premiums subject to retrospective rating features	$94.0	19.5%	$197.1	30.5%	$286.0	48.3%
Approximately 67% of 2021 premiums were from fixed deferred annuities and FIA, 11% were from were from UL insurance, and 10% were from RILA. No other products represented more than 10% of premiums. Two financial institutions accounted for approximately 39% of the Company’s total fixed deferred annuity, FIA, and RILA sales for the year ended December 31, 2021. Fixed deferred annuity and FIA sales represent premiums on new policies, net of first year policy lapses and/or surrenders.

Under GAAP, amounts received for UL policies and annuity contracts are reflected as liabilities rather than revenue when received, while traditional individual life premiums are recognized as revenue and considered earned when due.

Policy Acquisition Costs

The costs of acquiring and renewing policies are expensed when incurred.
Under GAAP, the Company defers costs that are directly related to the successful acquisition or renewal of insurance contracts. These primarily include commissions, distribution costs directly related to sales, third-party underwriting costs, and the portion of salaries and benefits directly related to processing successful new and renewal contracts. The Company amortizes acquisition costs over the lives of the contracts or policies. Additionally, in conjunction with the Merger, the Company recorded an asset that represented the right to receive future gross profits from cash flows and earnings of the Company's existing business, or value of business acquired (VOBA). The Company amortizes VOBA in the same manner as policy acquisition costs.
11

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Investments

Bonds, Preferred Stocks, and Common Stocks

The Company carries bonds at amortized cost, using the constant yield method of amortization. Loan-backed securities, including mortgage-backed securities, are stated at amortized cost, and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions are based on current interest rates and the economic environment. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and estimated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security (i.e. the retrospective method). For commercial mortgage-backed interest-only securities, the effective yield is adjusted prospectively for any changes in estimated cash flows. The Company includes any resulting adjustment in net investment income in the current period.

All bonds in or near default, which have a NAIC designation of 6, are carried at the lower of amortized cost or fair value.
Redeemable preferred stocks which have characteristics of debt securities and are rated as medium quality or better (NAIC designations 1 to 3) are reported at cost or amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks, which have characteristics of equity securities are reported at the lower of currently effective call price or fair value.

For those bonds and preferred stocks reported at fair value, the related change in net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes.

Unaffiliated common stocks are reported at fair value and the related net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes. Federal Home Loan Bank of Des Moines common stocks are reported at cost, which is presumed to be fair value.

Under GAAP, the Company classifies its investments in fixed maturities (bonds, surplus notes, and redeemable preferred stocks) as either available-for-sale or trading securities and carries them at fair value. For available-for-sale securities, unrealized gains (losses) are recorded directly to accumulated other comprehensive income (AOCI), net of related deferred acquisition costs (DAC), VOBA, deferred sales inducements (DSI) adjustments, and deferred income taxes. Changes in the fair value of trading securities are reported as realized gains (losses). The Company carries marketable equity securities (common stock) at fair value with changes in fair value reported as realized gains (losses).

The Company’s investments in its insurance subsidiaries are included in affiliated common stocks and are carried at their underlying statutory equity, which was $225.2 and $180.2 as of December 31, 2021 and 2020, respectively. Changes in the carrying value of subsidiaries are recorded directly to unassigned funds (surplus). The Company owns no shares, either directly or indirectly, of the Parent. Under GAAP, the accounts and operations of the subsidiaries are consolidated.

The Company reports interest and dividends earned, including prepayment fees or interest-related make whole payments, in net investment income. Interest income for bonds is recognized using the effective yield method. When the collectability of interest income for bonds is considered doubtful, any accrued, but uncollectible interest is deducted from investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal is paid.

Investments are considered to be impaired when a decline in fair value below a security’s amortized cost is determined to be other-than-temporary. The Company’s review of investment securities for OTTI includes both quantitative and qualitative criteria, and for loan-backed and structured securities, may include identification of the portion related to credit losses. See Note 3 for additional discussion about the Company’s process for identifying and recording OTTI.

Under GAAP, a fixed maturity with fair value below its amortized cost but is not intended to be sold, is evaluated to determine whether the decline in fair value has resulted from an expected credit loss or other factors (such as market interest rates). The amount of the expected credit loss equals the difference between amortized cost and recovery value of the security, and is limited by the amount that the fair value is less than the amortized cost basis. The expected credit loss is recorded as an allowance, with the initial recognition and subsequent changes recognized in earnings as a realized loss. Amounts determined uncollectible are written off as a reduction to the amortized cost and removed from the allowance. Any remaining non-credit related unrealized loss is recorded in AOCI.
12

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Mortgage Loans

The Company carries mortgage loans on real estate at outstanding principal balances less any recognized impairment. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. For mortgage loans that the Company determines to be impaired, the Company charges the difference between the estimated fair value of the collateral and the recorded investment in the mortgage loan as a realized investment loss.

The Company accrues interest income on impaired loans to the extent that it is deemed collectible and the loan continues to perform under its original or restructured terms. Accrued interest income that is over 180 days past due and collectible is reported as a nonadmitted asset. Interest income on non-performing loans, defined generally as those in default, close to being in default, or more than 90 days past due, is recognized upon receipt. Loan origination fees are recorded in income upon receipt and origination costs are expensed when incurred.

Under GAAP, a majority of mortgage loans are carried at outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for expected credit losses. Loan origination fees and costs are deferred and amortized over the life of the loan. Mortgage loans supporting a block of structured settlement annuities in connection with the Modco Reinsurance Transaction are measured at fair value, with changes in fair value recorded in earnings as realized gains (losses).

In response to the COVID-19 pandemic, two relief bills were signed into law during 2020. These bills provided a temporary suspension of troubled debt restructuring (TDR) accounting for certain COVID-19 related loan modifications. Under this provision, companies are not required to classify such loans as past due or nonaccrual during the payment deferral period. The NAIC's Statutory Accounting Principles Working Group adopted two interpretations extending the NAIC's accounting methodologies to allow companies to apply the provisions for loans modified in relation to the COVID-19 pandemic. During the year ended December 31, 2021 and 2020, no loans were accounted for under TDR accounting by the Company.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost, which approximates fair value, and are consistent with GAAP. As of December 31, 2021, $1,047.9, or 98.4%, of total cash was held at one highly rated financial institution.

Derivatives

The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative financial instruments currently held consist primarily of equity market contracts, interest rate swaps, and cross currency swaps.

The accounting for changes in the fair value of derivative instruments depends on whether it qualifies and has been designated for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. If a derivative instrument does not qualify or is not designated for hedge accounting, it is recognized at fair value with the changes in its fair value recorded as unrealized gains or losses in surplus. Interest rate and cross currency swaps qualify for hedge accounting and are recognized at amortized cost in the balance sheets. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income. Net realized capital gains (losses) are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item, and when subject to the interest maintenance reserve (IMR), are transferred to the IMR, net of taxes.

Pursuant to the accounting elections discussed above, effective January 1, 2020, index options for FIA products are accounted for using the amortized cost method, under which the cost is amortized through investment income on the statements of operations. Index options for IUL and RILA products are recorded at fair value, with changes in fair value recorded in realized gains (losses) on the statements of operations. Other derivatives that do not qualify or are not designated for hedge accounting are recognized at fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned funds on the balance sheets.

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 24 years, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments.

Under GAAP, derivative instruments are recorded at fair value, and changes in the fair value of derivative instruments are reported through earnings unless they qualify and are designated for hedge accounting. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of AOCI and reclassified into net income in the same period during which the hedged transaction affects net income.
13

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Other Invested Assets

Other invested assets consist primarily of investments in alternative investments and tax credit investments. Tax credit investments are limited partnerships that are established to fund low-income housing projects and other qualifying purposes, where the primary return on investment is in the form of income tax credits.

Alternative investments consist of hedge funds held in a segregated portfolio supporting a block of structured settlement annuities in connection with the Modco Reinsurance Transaction, and they are reported at net asset value (NAV) as a practical expedient to fair value. Pursuant to the permitted practice from the Department related to equity and equity-type investments discussed above, the changes in fair value of those alternative investments are recorded in net realized gains (losses) on the statements of operations. Prior to the election of the permitted practice, changes in the fair value were recorded in net unrealized capital gains (losses) in surplus.

Under GAAP, alternative investments are recorded at fair value. Changes in the fair value of these investments are recorded in net realized gains (losses) on the consolidated statements of income (loss). The Company elected the fair value option for these investments, regardless of ownership percentage, to standardize the related accounting and reporting.

Tax credit investments are initially recorded as the present value of future contributions, which are considered unconditional and legally binding, and primarily consist of low-income housing tax credits (LIHTC) investments, and a smaller amount of historic and solar investments. Amortization of LIHTC is based on the proportion of tax benefits received in the current year to total estimated tax benefits to be allocated to the Company. Amortization of historic and solar tax credit investments is recorded over time as partnership gains and losses (pass through activity) are allocated to the Company. Write downs are recorded for historic and solar investments when the carrying value of the investment exceeds the present value of remaining benefits. LIHTC investments are written down in a similar manner, but only after it has been determined that future tax benefits will not be received as expected. Write downs are recorded in net realized capital gains (losses).

Under GAAP, tax credit investments are accounted for under the equity method. Typically, the investment is written down over time as partnership losses are allocated to the Company or when the carrying value of the investment exceeds the total amount of remaining benefits. Activity related to these investments is recorded in net realized gains (losses).

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) are determined on a specific-identification basis.

Nonadmitted Assets

Certain assets designated as “nonadmitted” and other assets not specifically identified as an admitted asset are excluded from the balance sheets and are charged directly to unassigned funds. Nonadmitted assets are composed principally of certain uncollected premiums and agents’ balances, DTAs, accounts and notes receivable, and other assets. Under GAAP, such assets are included in the balance sheets to the extent the assets are recoverable.

Reinsurance

The Company accounts for reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts. For modified coinsurance agreements, the Company retains the assets and reserves of the underlying business on the balance sheets. Activity related to modified coinsurance agreements is recorded net on the reserve adjustment on reinsurance ceded on the statements of operations. For coinsurance with funds withheld agreements, a funds withheld liability is established initially for the amount of reserves that were ceded. The reserves are remeasured each period and changes are recorded as an adjustment to the funds withheld liability on the balance sheets.

Initial gains on reinsurance of existing in-force blocks of business are recorded as an increase to surplus, net of federal income tax. This increase to surplus is amortized into income, net of tax, as profits are recognized on the underlying business.
Under GAAP, future policy benefit reserves and policy and contract claims liabilities are reported gross of any related reinsurance recoverables, which are reported as assets. Certain reinsurance contracts meeting risk transfer requirements under SAP have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP. For modified coinsurance agreements that do not qualify for reinsurance accounting under GAAP, the Company establishes a deposit asset, representing ceded reserves, and funds withheld liability, representing the assets supporting ceded reserves. The Company also recognizes an embedded derivative related to the funds withheld assets.

Refer to Note 7 for further discussion.
14

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Benefit Reserves

Aggregate reserves for payment of future life, health, and annuity benefits are based on published tables in accordance with applicable actuarial standards. The reserves are at least as great as the minimum aggregate amounts required by the Department. Liabilities related to other policyholders' funds left on deposit are equal to the account balances. Surrender values on policies do not exceed the corresponding benefit reserves.

Additional reserves are established if the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or if the net premiums exceed the gross premiums on any insurance in-force. For substandard lives, either extra premium is charged or the gross premium for a rated age is charged; mean reserves are determined by computing the regular mean reserve for the plan at any rated age and, in addition, holding one-half of any extra premium charge for the year. The Company does not use anticipated investment income as a factor in its premium deficiency calculation.

Tabular interest, tabular reserves less actual reserves released, and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies for each valuation rate of interest are calculated as the change in reserves minus premiums plus benefits.

The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any premium beyond the date of death.

Reserves for deposit-type contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are equal to deposits received and interest credited to the benefit of the contract holders, less surrenders or withdrawals that represent a return to the contract holders.

Aggregate reserves on group life and accident and health policies represent the estimated ultimate net cost of all reported and unreported claims at the balance sheet date. For group long term disability and group life premium waiver, the liabilities for losses and loss/claim adjustment expense on reported claims are classified as Disabled Life Reserves (DLR); these reserves are calculated on a seriatim basis using tabular methods and discounted for interest, with assumptions reviewed on an annual basis. The remaining aggregate reserves on these group benefit products are for unreported claims and are classified as incurred but not reported (IBNR); these reserves are calculated using a blend of completion factors and loss ratio assumptions. Assumptions and adequacy are reviewed quarterly.

Under GAAP, policy reserves are calculated based on estimated expected experience or actual account balances. For traditional individual life policies, policy reserves are estimated as the present value of expected future policy benefits less future net premiums. For group long-term disability and group life premium waiver policies, policy reserves are calculated consistent with the method described above under SAP but with assumptions appropriate for GAAP. Liabilities for fixed deferred annuity contracts, and the fixed account portion of FIA, RILA and UL policies are equal to the account value without regard to any surrender fees. The liability for the indexed account portions of contracts with indexed or index-linked features (indexed products) represent the present value of future estimated guaranteed benefits, as well as embedded derivatives related to expected index credits on these contracts and policies. The embedded derivatives are recorded at fair value. Indexed products include FIA, RILA, and Indexed UL.

Policy and Contract Claims

Claims reserves on life, and accident and health policies represent the estimated ultimate cost of all reported and unreported claims, net of reinsurance, as of the balance sheet date. The reserves for reported but unpaid claims incurred are estimated using individual valuations and statistical analyses. The liability held for pending life insurance claims is equal to the face amount of the policy. For medical stop-loss and group life and DI policies, the reserves are for unreported claims and are classified as IBNR; these reserves are calculated using a blend of completion factors and loss ratio assumptions. Assumptions and adequacy are reviewed quarterly. Any necessary adjustments are reflected on the statements of operations.

Under GAAP, the liability for pending claims for UL policies, including BOLI and variable corporate owned life insurance (COLI) products, equals the net amount at risk, which is the face amount of the policy, less the account value. The IBNR claim liability does not include a provision for adverse deviation.

Asset Valuation Reserve

The asset valuation reserve (AVR) provides a valuation allowance for invested assets and is calculated based on a formula prescribed by the NAIC. This reserve acts to mitigate potential credit-related losses on invested assets. Changes in the AVR are reflected directly in unassigned funds. No such reserve exists under GAAP.
15

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Interest Maintenance Reserve

The IMR defers after-tax realized capital gains (losses) resulting from the effect of changes in the general level of interest rates on the disposal or interest related impairment of bonds. These deferrals are based on a formula prescribed by the NAIC and are amortized into income over the approximate remaining life of the investment sold or impaired, using the grouped method. Under GAAP, realized investment gains (losses) from sales and impairments are reported in earnings in the period in which the assets are sold and no such reserve is recorded.

Federal Income Taxes

The Company's federal income tax return is consolidated into a group filing with its wholly-owned insurance companies. The method of allocation of current income taxes between the affiliates is subject to a written agreement approved by each respective company’s board of directors. Income tax expense is allocated to those entities within the group as if each individual entity filed a separate return. Current tax credits are determined on the basis of utilization by the consolidated group. The provision for federal income taxes is based on amounts determined to be payable as a result of current year operations. Intercompany balances are settled quarterly.

Deferred federal income taxes are provided for differences between the book and tax bases of assets and liabilities. In determining admissibility, gross DTAs are subject to a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross DTAs will not be realized. The gross DTAs remaining after the application of a statutory valuation allowance, if any, are admitted subject to admissibility tests. Remaining DTAs after application of the admissibility tests are nonadmitted. Changes in deferred taxes are recorded directly to unassigned funds.
Under GAAP, DTAs are recognized only to the extent that it is more likely than not they will be realized. A valuation allowance is established when DTAs cannot be recognized. Changes in deferred taxes are reported in earnings or as a component of AOCI.

Separate Accounts

Separate account assets represent segregated funds administered and invested for the exclusive benefit of policyholders. For variable separate account products, the assets of these separate accounts consist of designated underlying funds and are reported at fair value. Investment risks associated with fair value changes are borne by the policyholders. Separate account liabilities represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these policyholders. The separate account assets are not subject to liabilities arising out of any other business the Company may conduct.

The Company also administers separate accounts for BOLI policyholders. The assets of these accounts include bonds and mortgage loans. Pursuant to the accounting elections discussed above, bonds are held at amortized cost and mortgage loans are held at outstanding principal loan balance less any recognized impairment. The majority of these assets are legally segregated and are not subject to claims that arise out of the Company’s other business activities. The liabilities of these separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with the policyholders.

In 2019, the Company began administering separate accounts relating to index-linked funds for RILA policyholders. The assets of these accounts include bonds (and bond-like securitizations), mortgage loans, common stock, and derivatives. Pursuant to the accounting elections discussed above, bonds are held amortized cost, mortgage loans are held at outstanding principal loan balance less any recognized impairment, and common stock and derivatives are carried at fair value. Changes in fair value of index options are reported as net realized capital gains (losses) and as a change in surplus for all other derivative types. Except for contracts issued in Texas, Alaska, and Washington, these assets are not legally segregated and are subject to claims that arise out of the Company's other business activities. The liabilities of these separate accounts represent reserves established to equal the policyholder cash surrender value on index-linked funds.

The operations of all separate accounts, excluding investment gains (losses) allocatable solely to the policyholders, are combined with the general account of the Company on the statements of operations under the appropriate captions. Transactions such as premium deposits, surrenders, and withdrawals are offset by a corresponding increase or decrease in net transfers to the separate accounts.

For variable universal life contracts, the Company offers a secondary guarantee that the policy remains in force even if the policy account value is below zero. For variable annuity contracts with guaranteed minimum death benefits (GMDB), the Company contractually guarantees death benefits that may exceed a policyholder's account balance. The Company reinsures most of the GMDB risk on its variable annuity contracts.

Under GAAP, separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Investment activity accrues directly to the policyholders and are not included in the Company’s revenue. Assets and
16

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
liabilities associated with BOLI policies and RILA contracts do not qualify for separate account treatment under GAAP, as the Company retains the investment risk.

Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2021, and the accounting and disclosure requirements related to subsequent events are included in the financial statements. Management has assessed material subsequent events through March 24, 2022, the date the financial statements were available to be issued.

Reconciliation of Statutory-Basis Amounts to GAAP-Basis Amounts

The following tables present a reconciliation of net income and capital and surplus of the Company, as determined in accordance with SAP to amounts determined in accordance with GAAP:

	Net Income (Loss)
	For the Year Ended December 31,
	2021	2020	2019
Statutory-basis net income (loss), as reported	$136.8	$(59.8)	$170.6
Add (deduct) adjustments:
Investments	(610.8)	(549.3)	(1,123.4)
Reserves	667.9	504.8	565.5
Policy acquisition costs and VOBA	114.8	199.7	161.6
Goodwill	(56.3)	(56.3)	—
Other intangible assets	(70.5)	(83.7)	(83.7)
Federal income taxes	(18.7)	(6.1)	105.0
Federal income taxes on net capital gains	(114.7)	(56.8)	(61.0)
Other	27.2	23.3	17.1
Total adjustments	(61.1)	(24.4)	(418.9)
GAAP-basis net income (loss)	$75.7	$(84.2)	$(248.3)

	Total Capital and Surplus
	As of December 31,
	2021	2020
Statutory-basis total capital and surplus, as reported	$2,331.6	$2,316.1
Add (deduct) adjustments:
Investments	2,952.8	3,895.0
Reserves	1,961.8	2,702.6
Policy acquisition costs and VOBA	1,065.4	822.2
Goodwill	450.4	506.7
Other intangible assets	930.7	1,001.2
Federal income taxes	(291.5)	(448.0)
Non-admitted assets	133.4	133.2
Funds held under coinsurance agreements	(4,406.5)	(5,162.4)
Other	(25.6)	46.5
Total adjustments	2,770.9	3,497.0
GAAP-basis shareholder's equity	$5,102.5	$5,813.1

Reconciliation of Annual Statement to Audited Financial Statement
Subsequent to filing the 2021 Annual Statement, the Company corrected the Statements of Cash Flow - Statutory Basis. Net cash provided by operating activities was understated by $636.6 and the net cash provided by financing activities was overstated
17

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
by the same amount with no impact on the net increase in cash. The following tables present a reconciliation between the cash flow activities in the Annual Statement and the audited financial statement.

For the Year Ended December 31, 2021
Net cash provided by operating activities, Annual Statement	$515.2
Correction of premiums and annuity considerations collected	628.5
Correction of federal income taxes paid	8.1
Net cash provided by operating activities, corrected	$1,151.8

Net cash provided by financing activities, Annual Statement	$931.3
Correction of other cash provided	(636.6)
Net cash provided by financing activities, corrected	$294.7

Correction of Errors
The Company recorded error corrections totaling $16.1 for the year ended December 31, 2021 through aggregate write-ins for gains and losses in surplus. There were no correction of errors for the years ended December 31, 2020, or 2019.

3. Investments

The book/adjusted carrying value and fair value of investments in bonds, preferred stocks, and common stocks are as follows:

	As of December 31, 2021
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$120.5	$1.9	$(0.1)	$122.3
Foreign governments and agencies	101.2	8.5	(0.9)	108.8
States, territories, and possessions	7.4	0.3	—	7.7
Political subdivisions	47.0	3.2	(0.1)	50.1
Special revenue and assessments	616.5	38.5	(1.5)	653.5
Industrial and miscellaneous	20,103.4	1,562.3	(50.7)	21,615.0
Hybrid securities	182.5	15.7	(9.5)	188.7
Collateralized loan obligations:
Industrial and miscellaneous	5,576.3	6.6	(8.8)	5,574.1
Mortgage and asset-backed securities:
U.S. government and agencies	68.7	5.3	(0.1)	73.9
Special revenue and assessments	225.6	6.5	(5.8)	226.3
Industrial and miscellaneous	2,504.7	75.5	(17.5)	2,562.7
Total bonds	29,553.8	1,724.3	(95.0)	31,183.1
Preferred stocks	101.3	0.1	(1.8)	99.6
Unaffiliated common stocks	232.5	10.3	(2.0)	240.8
Total	$29,887.6	$1,734.7	$(98.8)	$31,523.5

18

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2020
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$712.4	$27.5	$(0.4)	$739.5
Foreign governments and agencies	93.6	8.2	0.0	101.8
States, territories, and possessions	7.5	0.6	—	8.1
Political subdivisions	25.7	4.0	—	29.7
Special revenue and assessments	693.7	56.7	(1.2)	749.2
Industrial and miscellaneous	19,963.7	2,471.4	(10.4)	22,424.7
Hybrid securities	239.6	37.3	(8.6)	268.3
Collateralized loan obligations:
Industrial and miscellaneous (1)	4,055.5	11.8	(13.6)	4,053.7
Mortgage and asset-backed securities:
U.S. government and agencies	96.1	9.4	—	105.5
Special revenue and assessments	270.7	11.6	(2.0)	280.3
Industrial and miscellaneous (1)	2,330.4	103.9	(22.0)	2,412.3
Total bonds	28,488.9	2,742.4	(58.2)	31,173.1
Preferred stocks	102.6	1.9	(2.4)	102.1
Unaffiliated common stocks	151.4	5.3	(3.3)	153.4
Total	$28,742.9	$2,749.6	$(63.9)	$31,428.6
____________________
(1) These amounts have been adjusted to conform with the current period presentation.
The Company maintains a diversified investment portfolio. The following table presents the composition of the Company's bonds, preferred stocks, and common stocks by sector:

	As of December 31,
	2021		2020
	Fair Value	% of Total	Fair Value	% of Total
Financials	$11,272.7	35.8%	$9,446.0	30.1%
Industrials	3,318.5	10.5	3,600.0	11.5
Energy	2,876.5	9.1	3,003.5	9.6
Consumer staples	2,567.9	8.1	2,579.5	8.2
Utilities	2,510.7	8.0	2,773.7	8.8
Consumer discretionary	2,202.7	7.0	2,251.1	7.2
Health care	2,027.5	6.4	2,257.4	7.2
Communications	1,893.6	6.0	1,841.3	5.9
Other	2,853.4	9.1	3,676.1	11.5
Total	$31,523.5	100.0%	31,428.6	100.0%
19

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table summarizes the contractual years to maturity of bonds as of December 31, 2021. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Book/ Adjusted Carrying Value	Fair Value
Years to maturity:
One or less	$1,242.4	$1,256.2
Over one through five	8,385.4	8,833.4
Over five through ten	6,474.4	6,844.3
Over ten	5,076.3	5,812.2
Total with contractual maturity dates	21,178.5	22,746.1
Collateralized loan obligations	5,576.3	5,574.1
Mortgage and asset-backed securities	2,799.0	2,862.9
Total bonds	$29,553.8	$31,183.1
The following table summarizes the Company’s net investment income:

	For the Year Ended December 31,
	2021	2020	2019
Income:
Bonds	$1,095.2	$1,065.9	$1,068.8
Preferred and common stocks	16.2	17.1	14.8
Mortgage loans	312.4	308.2	300.9
Derivatives (1)	(179.5)	(212.0)	5.2
Limited partnerships	(20.7)	(25.2)	(26.6)
Other	5.7	10.4	20.0
Total investment income	1,229.3	1,164.4	1,383.1
Investment expenses	(61.0)	(58.9)	(51.3)
Net investment income	$1,168.3	$1,105.5	$1,331.8
____________________
(1)For the years ended 2021 and 2020, the balance included $211.9 and $231.8, respectively, of amortization of option costs under IAC 191-97. Refer to Note 2 for further discussion.

For the years ended December 31, 2021, 2020, and 2019, respectively, the Company sold, redeemed, or otherwise disposed of 161, 110, and 73 securities as a result of a callable feature, resulting in $110.4, $44.4, and $17.3 of investment income generated from a prepayment penalty and/or acceleration fee.

The following table summarizes the realized capital gains (losses) from investment sales, dispositions, and write downs:

	For the Year Ended December 31,
	2021	2020	2019
Bonds	$79.9	$130.7	$117.8
Common stocks (1)	12.9	(57.0)	(5.2)
Limited partnerships	1.6	(4.1)	(3.2)
Derivatives and other invested assets	565.9	386.0	328.1
Realized capital gains (losses) before federal income taxes and transfer from IMR	660.3	455.6	437.5
Federal income tax benefit (expense)	(133.5)	(97.3)	(90.4)
Amount transferred to the IMR	(71.0)	(152.2)	(110.5)
Net realized capital gains (losses)	$455.8	$206.1	$236.6
____________________
(1)Includes $0.0, $43.9, and $0.0 of losses related to OTTI for the years ended December 31, 2021, 2020, and 2019, respectively.
20

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table presents the proceeds from sales of bonds (excluding call and maturity proceeds), and the gross gains and losses realized on those sales:

	For the Year Ended December 31,
	2021	2020	2019
Proceeds from sales of bonds	$2,215.7	$2,010.2	$3,365.3
Gross gains	124.1	195.5	154.7
Gross losses	(22.1)	(37.2)	(15.9)
Unrealized Losses and OTTI

The following tables summarize gross unrealized losses and fair values of the Company’s bonds, preferred stocks, and common stocks, presented by length of time that individual securities have been in a continuous loss position:

	As of December 31, 2021
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$3.0	$(0.1)	4	$2.0	$—	3
Foreign governments and agencies	32.1	(0.9)	3	—	—	—
Political subdivision	21.3	(0.1)	2	—	—	—
Special revenue and assessments	—	—	—	17.4	(1.5)	1
Industrial and miscellaneous	2,202.7	(44.0)	452	108.6	(6.7)	27
Hybrid securities	38.2	(0.6)	4	14.0	(8.9)	2
Collateralized loan obligation	3,043.5	(7.3)	297	248.1	(1.5)	17
Mortgage and asset-backed securities	787.8	(14.2)	87	120.9	(9.2)	14
Total bonds	6,128.6	(67.2)	849	511.0	(27.8)	64
Preferred stocks	5.8	(0.1)	—	37.6	(1.7)	1
Unaffiliated common stocks	38.5	(2.0)	19	—	—	2
Total	$6,172.9	$(69.3)	$868	$548.6	$(29.5)	67

	As of December 31, 2020
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$46.8	$(0.4)	11	$—	$—	—
Foreign governments and agencies	5.0	—	1	—	—	—
Special revenue and assessments	23.6	(1.2)	3	—	—	—
Industrial and miscellaneous	343.5	(10.2)	82	3.5	(0.2)	6
Hybrid securities	15.0	—	1	14.3	(8.6)	2
Collateralized loan obligation (1)	1,292.7	(7.5)	123	587.9	(6.1)	31
Mortgage and asset-backed securities (1)	515.4	(23.2)	64	26.3	(0.8)	7
Total bonds	2,242.0	(42.5)	285	632.0	(15.7)	46
Preferred stocks	—	—	—	41.9	(2.4)	2
Unaffiliated common stocks	11.6	(3.0)	12	0.9	(0.3)	6
Total	$2,253.6	$(45.5)	297	$674.8	$(18.4)	54
____________________
(1) These amounts have been adjusted to conform with the current period presentation.

21

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company reviewed its investments with unrealized losses as of December 31, 2021 and 2020 in accordance with its impairment policy. The Company’s evaluation determined, after the recognition of OTTI, that the remaining declines in fair value were temporary and the Company did not intend to sell these securities at an amount below the carrying value prior to maturity (or recovery). For loan-backed bonds and structured securities, the Company expects to recover the entire amortized cost basis.

While all securities are monitored for impairment, the Company’s experience indicates that, under normal market conditions, securities for which the cost or amortized cost exceeds fair value by less than 20% do not typically represent a significant risk of impairment and, often, fair values recover over time as the factors that caused the declines improve. If the estimated fair value has declined and remained below cost or amortized cost by 20% or more for at least six months, the Company further analyzes the decrease in fair value to determine whether it is an other-than-temporary decline. To make this determination for each security, the Company considers, among other factors:

•Extent and duration of the decline in fair value below cost or amortized cost;

•Financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential, or compliance with terms and covenants of the security;

•Changes in the financial condition of the security’s underlying collateral;

•Any downgrades of the security by a rating agency;

•Nonpayment of scheduled interest, or the reduction or elimination of dividends; and

•Other indications that a credit loss has occurred.

For bonds and preferred stocks, the Company concludes an OTTI has occurred if a security is underwater and there is an intent to sell the security, or it is more likely than not that the Company will be required to sell the security prior to recovery of its amortized cost, considering any regulatory developments, prepayment or call notifications, and the Company's liquidity needs. For OTTI on bonds other than loan-backed and structured securities, an impairment loss equal to the difference between the bond’s carrying value and its fair value is recognized within the statements of operations.

Loan-backed and structured securities are considered other-than-temporarily impaired when the Company has concluded it does not have the intent and ability to retain the security for sufficient time to recover the amortized cost basis, it intends to sell the security prior to maturity at an amount below the carrying value, or it does not expect to recover the entire amortized cost basis even if it has the intent and ability to hold.

When an OTTI has occurred due to the Company’s intent to sell the security or the Company has assessed it does not have the intent and ability to retain the security until sufficient time to recover the amortized cost basis, an impairment loss equal to the difference between the bond's carrying value and its fair value is recognized within the statements of operations.

When an OTTI has occurred because the Company does not expect to recover the entire cost basis, even if the Company has the intent and ability to hold the security, an impairment loss equal to the difference between the security's carrying value and its estimated recovery value is recognized within the statements of operations. The estimated recovery value is calculated as the present value of cash flows expected to be collected, discounted at the effective rate immediately prior to the recognition of the OTTI.

To determine the recovery value of a loan-backed or structured security, the Company performs an analysis related to the underlying issuer including, but not limited to, the following:

•Expected cash flows from the security;

•Creditworthiness;

•Delinquency, debt-service coverage, and loan-to-value ratios on the underlying collateral;

•Underlying collateral values, vintage year, and level of subordination;

•Geographical concentrations; and

•Susceptibility to prepayment due to changes in the interest rate environment.
22

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company records OTTI charges on bonds, common stock, and preferred stock as net realized capital losses on the statements of operations. The largest write-downs were from investments in the following sectors:

	For the Year Ended December 31,
	2021		2020		2019
	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. government (1)	$8.6	98.9%	$2.4	4.2%	$0.5	11.6%
Energy (2)	0.1	1.1%	52.2	92.2	2.1	48.8
Health care	—	—%	1.0	1.8	0.5	11.6
Consumer discretionary	—	—%	0.8	1.4	0.4	9.3
Telecommunications	—	—%	0.1	0.2	0.3	7.1
Other	—	—%	0.1	0.2	0.5	11.6
Impairment losses recognized in earnings	$8.7	100.0%	$56.6	100.0%	$4.3	100.0%
____________________
(1)Impairments on U.S. Federal Government securities are due to the Company's intent to sell and reflect the impact of interest rate movements.
(2)The OTTI in 2020 primarily related to impairments on non-affiliated common stocks in the energy sector.

Based on NAIC ratings as of December 31, 2021 and 2020, the Company held below-investment-grade bonds with fair values of $1,103.2 and $1,078.5, respectively, and book/adjusted carrying values of $1,064.7 and $1,036.6, respectively. These holdings amounted to 3.5% of the Company’s investments in bonds at fair value as of both December 31, 2021 and 2020.

Restricted Assets

The table below provides a summary of restricted assets at book/adjusted carrying value:

	As of December 31,
	2021			2020
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
Restricted assets in connection with reinsurance transactions (1)	$5,930.2	12.7%	12.7%	$6,061.4	13.7%	13.7%
Federal Home Loan Bank of Des Moines (FHLB DM) capital stock	99.8	0.2	0.2	85.7	0.2	0.2
State deposits	6.9	—	—	6.9	—	—
Pledged collateral to FHLB DM	4,205.1	9.0	9.0	3,552.6	8.0	8.0
Other pledged collateral	47.5	0.1	0.1	63.3	0.1	0.1
Total restricted assets	$10,289.5	22.0%	22.1%	$9,769.9	22.0%	22.1%
____________________
(1)Includes bonds, stocks, mortgage loans, cash, and other assets contractually restricted to use related to the Company's reinsurance transactions.

Funding Agreements with Federal Home Loan Bank of Des Moines

The Company is a member of the Federal Home Loan Bank of Des Moines (FHLB DM). Membership allows access to the FHLB DM's funding services, which provide an alternative liquidity source, including the ability to obtain loans and issue funding agreements that are collateralized by qualifying assets. The Company has issued funding agreements to the FHLB DM to support an institutional spread program, where the Company earns income primarily from the difference between investment income earned and interest paid on the funding agreements. Maximum borrowing capacity varies based on a percentage of total assets, subject to availability of eligible collateral and internal authorization limits. Eligible collateral includes CMBS, RMBS, government or agency securities, and mortgage loans.
23

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The table below presents amounts related to FHLB DM:

	As of December 31,
	2021	2020
Membership stock – Class B (1)	$10.0	$10.0
Activity stock	89.8	75.7
Total	$99.8	$85.7

Outstanding funding agreements (2)	$2,245.6	$1,893.2
Collateral held at FHLB DM, at carrying value (3)	4,205.1	3,552.6
Actual or estimated borrowing capacity as determined by the Company	3,730.2	3,541.1
____________________
(1)Class B membership stock is eligible for redemption in 1 to less than 3 years.
(2)The outstanding funding agreements as of December 31, 2021 and 2020 represent the total reserves established, which was recorded in liability for deposit-type contracts on the balance sheets. The outstanding funding agreements as of December 31, 2021 and 2020 also represent the maximum amount outstanding during the years ended December 31, 2021 and 2020, respectively. The Company does not have any prepayment obligations related to the outstanding funding agreements.
(3)As of the December 31, 2021 and 2020, the fair value of the Company's collateral held at FHLB DM was $4,342.8 and $3,762.8, respectively. The carrying value and fair value also represent the maximum amount pledged during the years ended December 31, 2021 and 2020, respectively.

Low-Income Housing Tax Credits

The Company held LIHTC investments of $22.3 and $40.5 as of December 31, 2021 and 2020, respectively. As of December 31, 2021, the Company had up to 9 remaining years of unexpired credits related to LIHTC investments. The Company's remaining required holding period for these investments was between 4 and 9 years as of December 31, 2021.

The Company recognized LIHTC tax credits of $28.0, $34.5, and $72.1 during the years ended December 31, 2021, 2020, and 2019, respectively. As of December 31, 2021, the Company had remaining commitments of $2.0 to its LIHTC investments. These properties are not currently subject to any regulatory review.
4. Mortgage Loans

The Company's mortgage loan portfolio is secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial, and office building sectors. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees and all mortgaged properties are inspected annually.

The Company's mortgage loan portfolio is diversified by geographic region, loan size, and scheduled maturity. As of December 31, 2021, the two states with the largest concentrations of the Company's mortgage loans were California and Texas, comprising 28.6% and 10.0%, respectively, of total outstanding principal. Of the loans in California, 29.1% related to properties located in the Los Angeles area.

The maximum and minimum lending rates for mortgage loans issued during 2021, were 4.8% and 2.6%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2020, were 4.9% and 2.6%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2019 were 5.4% and 3.5%, respectively.

Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property, and borrower analyses. The LTV and DSCR are used by the Company to determine the internal credit quality of mortgage loans. The LTV ratio compares the carrying value of the loan to the fair value of the underlying collateral. The DSCR compares a property's net operating income to its debt-service payments. Generally, a lower LTV ratio and higher DSCR indicate a higher quality loan. The Company updates each loan's LTV ratio every quarter based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.
The maximum LTV for any one loan was 70.0%, 79.1%, and 72.2% for loans funded during the years ended December 31, 2021, 2020, and 2019, respectively. The weighted average LTV ratio for the Company’s mortgage loan portfolio was 47.3% and 46.9% as of December 31, 2021 and 2020, respectively.
24

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table sets forth the Company's mortgage loans by credit quality indicator:

	As of December 31, 2021			As of December 31, 2020
	DSCR			DSCR
LTV ratio	1.50x or Greater	Less Than 1.50x	Total	1.50x or Greater	Less Than 1.50x	Total
Less than 65%	$5,794.6	$477.0	$6,271.6	$5,714.2	$229.5	$5,943.7
Between 65% and 80%	159.3	272.6	431.9	204.2	219.9	424.1
Greater than 80%	0.7	88.7	89.4	—	72.3	72.3
Total commercial mortgage loans	$5,954.6	$838.3	6,792.9	$5,918.4	$521.7	$6,440.1
Other mortgage loans			16.3			—
Total			$6,809.2			$6,440.1

Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. As of December 31, 2021 and 2020, no outstanding loans were determined to be non-performing.
5. Derivative Instruments

The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative instruments may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company has established policies for managing its derivatives, including prohibitions on derivatives market-making and other speculative derivatives activities.

Derivative Exposures

The following tables present the notional amounts, carrying amounts, and fair values of the Company’s derivative assets and liabilities:

	As of December 31, 2021
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$897.5	$—	$—	$11.4	$—
Cross currency swaps	762.3	38.4	16.8	45.5	3.5
Derivatives not designated as hedges:
Index options	$10,056.9	$173.5	$5.0	$366.4	$5.3
Interest rate caps and floors	1,172.7	21.2	7.7	21.2	7.7
Free standing Interest rate swaps	1,014.3	—	11.3	—	11.3
Futures	49.3	6.1	—	6.1	—
Total derivatives	$13,953.0	$239.2	$40.8	$450.6	$27.8

	As of December 31, 2020
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$888.9	$—	$—	$35.1	$—
Cross currency swaps	833.2	47.8	32.4	57.2	29.7
Derivatives not designated as hedges:
Index Options	$9,653.7	$149.9	$1.1	$372.4	$1.2
Interest rate caps and floors	582.3	36.3	—	36.3	—
Futures	15.5	9.1	—	9.2	—
Total derivatives	$11,973.6	$243.1	$33.5	$510.2	$30.9
25

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Interest Rate Swaps and Free-standing Interest Rate Swaps

The Company uses interest rate swaps and free-standing interest rate swaps as part of its interest rate risk management strategy. In both interest rate swap and free-standing interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between floating-rate and fixed-rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company primarily uses interest rate swaps to synthetically convert variable rate bonds, including investments in collateralized loan obligations, to fixed rate bonds. These derivatives qualify and are designated as cash flow hedges. The Company uses free-standing interest rate swaps to hedge the interest rate risk of an entire portfolio, rather than a specific underlying security. The Company does not designate these derivatives for hedge accounting.

Cross Currency Swaps

The Company uses cross currency swaps as part of its foreign currency risk management strategy to reduce foreign exchange rate risk with respect to the Company's investments denominated in foreign currencies. In a cross currency swap transaction, the Company agrees with other parties to exchange, at specified intervals, one currency for another at a specified rate of exchange. Generally, the notional amount of each currency is exchanged at the maturity of the currency swap by each party. These derivatives qualify and are designated as cash flow hedges.

Equity Market Contracts – Indexed and Index-linked Products

The Company uses index call options and futures as part of its equity market risk management strategy. The Company offers indexed and index-linked products that permit the contract holder to allocate all or a portion of their account value to an indexed component that credits interest based on the performance of an index, subject to caps or performance margins set by the Company. The contract holders may elect to rebalance index options at renewal dates, typically annually. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing revised cap rates or performance margins, subject to contractual guarantees. The Company transacts in index call options and futures according to the portfolio allocation decisions of the contract holders such that the Company is economically hedged with respect to equity returns for the current interest term. These derivatives are not designated for hedge accounting.

Interest Rate Caps and Floors

The Company uses interest rate caps and floors as part of its interest rate risk management strategy pertaining to floating-rate investments. The Company will generally take a long position using an interest rate floor to hedge against the risk of falling reference rates, and may choose to partially or fully finance such floor by taking a short position using an interest rate cap. When done in combination, the long floor and short cap combination is referred to as a collar. The collar provides protection against reference rates falling below the floor’s strike price, but also results in the Company forfeiting potential gains should the reference rates rise above the cap’s strike price. The Company does not designate these derivatives for hedge accounting.

Collateral Arrangements

The Company’s derivative contracts are primarily non-centrally-cleared OTC instruments that are governed by an International Swaps and Derivatives Association (ISDA) Master Agreement. For each Master Agreement, the Company and the counterparty have also entered into a credit support annex (CSA) to reduce the risk of counterparty default in derivative transactions. The CSA requires either party to post cash collateral or other financial assets in accordance with the net exposure from all derivative contracts between the parties. The amount of net exposure is the difference between the derivative contract's fair value and the fair value of the collateral held for the CSA with each counterparty. Collateral amounts required to be posted or received are determined daily based on the net exposure with each counterparty under a master netting agreement.

The Company does not offset recognized collateral amounts pledged or received against the fair value amounts recognized for derivative contracts. In addition to the variation margin procedures for bilateral OTC derivatives, the Company qualifies as a phase 5 entity under the Uncleared Marginal Rules, which, under certain circumstances, necessitates two-way posting of initial margin for bilateral OTC derivatives with one or more dealers after September 1, 2021. As of December 31, 2021, the Company did not post or collect any initial margin in respect of these rules, as its exposures lie below the applicable exposure thresholds.

For certain centrally-cleared instruments, the Company is required to post initial margin, which is determined at contract inception, as well as variation margin, which is based on the fair value of the derivative contracts and generally determined on a daily basis. As of December 31, 2021 and 2020, the Company posted initial margin of $41.6 and $26.0, respectively, related to its centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.

In the balance sheets, the Company recognizes cash collateral received in cash and the obligation to return cash collateral as a liability. Non-cash collateral received is not recognized in the balance sheets. In the event of default, the counterparty relinquishes claim to the assets pledged as collateral and the Company recognizes the collateral as its own asset recorded at fair value, or, in the case of cash collateral, derecognizes its obligation to return collateral.
26

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following tables present the potential effect of netting arrangements on the Company's balance sheets:

	As of December 31, 2021
	Fair Value	Financial Instruments (1)	Cash Collateral Received (2)	Net Amount
Counterparty:
Assets:
A	$90.6	$0.1	$(90.7)	$—
B	24.3	—	(24.3)	—
C	14.0	—	(14.0)	—
D	53.3	(1.3)	(52.0)	—
F	74.5	(2.9)	(71.5)	0.1
G	73.5	(2.9)	(70.6)	—
H	17.9	(4.7)	(13.2)	—
I	13.9	—	(13.9)	—
M	31.1	—	(31.1)	—
N	36.8	(4.7)	(32.1)	—
O	17.5	(11.4)	—	6.1
Other	3.2	—	(3.2)	—
Total derivative assets	$450.6	$(27.8)	$(416.6)	$6.2
____________________
(1)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the balance sheet.
(2)Amounts exclude excess of cash collateral received from the counterparty.

	As of December 31, 2020
	Fair Value	Financial Instruments (1)	Cash Collateral Received (2)	Net Amount
Counterparty:
Assets:
A	$78.3	$(3.6)	$(74.7)	$—
B	78.4	—	(36.3)	42.1
C	12.7	—	(12.7)	—
D	47.3	—	(46.7)	0.6
F	73.7	(1.1)	(71.7)	0.9
G	56.8	(3.8)	(52.9)	0.1
H	17.4	(11.0)	(6.1)	0.3
I	4.7	—	(4.7)	—
M	58.1	—	(57.1)	1.0
N	76.7	(11.4)	(65.3)	—
Other	6.1	—	(6.1)	—
Total derivative assets	$510.2	$(30.9)	$(434.3)	$45.0
____________________
(1)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not net against the gross derivative assets for presentation on the balance sheet.
(2)Amounts exclude excess of cash collateral received from the counterparty.
6. Fair Value of Financial Instruments

The Company determines the fair value of its financial instruments based on the fair value hierarchy, which favors the use of observable inputs over the use of unobservable inputs when measuring fair value. The Company uses the same pricing methodology and sources as utilized for obtaining GAAP fair values.

27

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company has categorized its financial instruments into the three-level hierarchy, which gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement. The fair value measurements for the Company's financial instruments are categorized as follows:
•    Level 1 – Unadjusted quoted prices in active markets for identical instruments.
•    Level 2 – Quoted prices for similar instruments in active markets and model-derived valuations whose inputs are observable. This category includes those financial instruments that are valued using industry-standard pricing methodologies or models. All significant inputs are observable or derived from observable information in the marketplace.
•    Level 3 – Fair value estimates whose significant inputs are unobservable. This includes financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this may also utilize estimates based on non-binding broker quotes.

The following tables present financial instruments carried at fair value:

	As of December 31, 2021
Assets at fair value:	Level 1	Level 2	Level 3	Total
Bonds	$—	$0.3	$—	$0.3
Unaffiliated common stocks	140.5	100.0	0.3	240.8
Derivatives	6.1	74.0	7.9	88.0
Separate account assets (1)	1,304.6	57.0	9.6	1,371.2
Total assets at fair value (2)	$1,451.2	$231.3	$17.8	$1,700.3
____________________
(1)Does not include amounts related to invested assets that are measured using the net asset value (NAV) as a practical expedient. The fair value of these investments was $21.8 as of December 31, 2021.
(2)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $477.9 as of December 31, 2021. These investments have varying investment strategies, and redemption terms and conditions.

	As of December 31, 2020
Assets at fair value:	Level 1	Level 2	Level 3	Total
Unaffiliated common stocks	$66.9	$85.7	$0.8	$153.4
Derivatives	9.2	69.8	3.7	82.7
Separate account assets	1,270.3	24.9	7.6	1,302.8
Total assets at fair value (1)	$1,346.4	$180.4	$12.1	$1,538.9
____________________
(1)Does not include amounts related to alternative investments that are measured using the net asset value (NAV) practical expedient. The fair value of these investments was $348.5 as of December 31, 2020. These investments have varying investment strategies, and redemption terms and conditions.
28

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following tables present the book/adjusted carrying values and corresponding fair values of financial instruments subject to fair value disclosure requirements, categorized by the fair value hierarchy described above:

	As of December 31, 2021
Type of Financial Instrument	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$29,553.8	$31,183.1	$—	$30,563.7	$619.4
Preferred stocks	101.3	99.6	—	99.6	—
Unaffiliated common stocks	240.8	240.8	140.5	100.0	0.3
Mortgage loans	6,809.2	7,043.5	—	—	7,043.5
Limited partnerships (1)	22.3	27.7	—	—	27.7
Cash and cash equivalents	1,064.5	1,064.5	1,064.5	—	—
Derivatives	239.2	450.6	6.1	352.0	92.5
Separate account assets (2)	7,114.1	7,425.7	1,509.8	5,422.1	493.9
____________________
(1)Does not include amounts related to alternative investments that are measured using the net asset value (NAV) practical expedient. The fair value of these investments was $477.9 as of December 31, 2021. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the net asset value (NAV) as a practical expedient. The fair value of these investments was $21.8 as of December 31, 2021.

	As of December 31, 2020
Type of Financial Instrument	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$28,488.9	$31,173.1	$0.6	$30,682.3	$490.2
Preferred stocks	102.6	102.1	—	102.1	—
Unaffiliated common stocks	153.4	153.4	66.9	85.7	0.8
Mortgage loans	6,440.1	6,751.4	—	—	6,751.4
Limited partnerships (1)	43.1	50.7	—	—	50.7
Cash and cash equivalents	1,025.6	1,025.6	1,025.6	—	—
Derivatives	243.1	510.2	9.2	428.9	72.2
Separate account assets	6,478.3	7,011.9	1,372.2	5,155.5	484.2
____________________
(1)Does not include amounts related to alternative investments that are measured using the net asset value (NAV) practical expedient. The fair value of these investments was $348.5 as of December 31, 2020. These investments have varying investment strategies, and redemption terms and conditions.

Financial Instruments Measured at Fair Value on a Recurring Basis

Unaffiliated Common Stocks

The Company's unaffiliated common stocks primarily include FHLB DM common stock and publicly traded common stocks. The FHLB DM common stock is based on redeemable par value and is classified as a Level 2 measurement. The publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified as a Level 1 measurement.

Derivatives

A majority of the derivatives are index options that consist primarily of Standard & Poor's 500 Index® (S&P 500) options. The fair values of these index options were determined using option pricing models. Significant inputs include index implied volatilities, index dividend yields, index prices, a risk-free rate, option term, and strike price. As these inputs are observable, most index options are classified as a Level 2 measurement.

29

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Separate Account Assets

Separate account assets related to the Company's variable products are primarily invested in mutual funds with published net asset values (NAVs) and are classified as a Level 1 measurement. Separate account assets related to the Company's RILA include investments in derivatives, which are valued using the same methodologies described above.

Other Financial Instruments Subject to Fair Value Disclosure Requirements

Bonds

Bonds are primarily classified as Level 2 measurements. To make this assessment, the Company determines whether the market for a security is active and if significant pricing inputs are observable. The Company predominately utilizes third-party independent pricing services that use evaluated pricing models to assist management in determining the fair value of its bonds.
As many of these bonds do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare valuations. The significant inputs for these bond valuations include benchmark U.S. Treasury or other yields, spread off the U.S. Treasury yield curve for identical securities, reported trades, broker-dealer quotes, comparable securities that are actively traded, issuer spreads, two-sided markets, benchmark securities, bids, offers, and other reference data, including market research publications. In addition, for mortgage- and asset-backed securities, the pricing services use models and processes to develop prepayment and interest rate scenarios. The pricing services monitor market indicators, industry and economic events, and their models take into account market convention.

Preferred Stocks

The fair values of preferred stocks are valued by pricing services utilizing evaluated pricing models. These valuations are created based on benchmark curves using industry standard inputs and exchange prices of underlying securities of the same issuer. As these inputs are considered observable, preferred stocks are classified as a Level 2 measurement.
Mortgage Loans

The fair values of the Company’s mortgage loans are determined by discounting the projected future cash flows using a discount rate equal to the risk-free rate plus a valuation spread. The valuation spread is an unobservable input that includes management's assumptions of the impact of credit risks. Significant increases or decreases in this spread results in significant changes in fair value; therefore, mortgage loans are classified as a Level 3 measurement.

Limited Partnerships

The fair value of the Company's investment in limited partnerships involved in tax credit investments is estimated based on the discounted future economic benefits over the remaining life of each investment, using a market rate of return based on similar investments observed by brokers. The future economic benefits are based on assumptions about the partnerships' future performance and related tax benefits passed through to the Company, net of the Company's obligations to make future investment contributions. Because these estimates utilize significant unobservable inputs, investments in limited partnerships are classified as a Level 3 measurement.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand bank deposits and short-term high liquid investments with original maturities of three months or less at the time of purchase (including money market funds which have no stated maturity dates). Because cash equivalents are readily convertible to known amounts of cash, carrying value generally approximates fair value. The Company classified cash and cash equivalents as Level 1.

Derivatives

Cross currency swaps are valued using an income approach. These swaps are priced using a discounted cash flow model. The significant inputs include the projected cash flows, currency spot rates, swap yield curve, and cross currency basis curve. As these inputs are observable, the cross currency swaps valuation is classified as a Level 2 measurement.

Separate Account Assets

Separate account assets related to the Company's fixed BOLI and RILA products primarily consist of bonds, commercial mortgage loans, and cash that are valued using the same methodologies described above.

30

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Rollforward of Assets and Liabilities Measured and Reported as Level 3

The following table presents additional information about derivatives measured and reported at fair value and for which significant unobservable inputs (Level 3) were utilized to determine fair value:

	For the Year Ended December 31,
	2021	2020
Balance, beginning of period	$3.7	$82.6
Gross transfers out of level 3 (1) (2)	—	(81.2)
Total gains (losses) included in net income	2.9	(0.1)
Total gains (losses) included in surplus	2.0	1.0
Purchases	5.0	2.4
Settlements	(5.7)	(1.0)
Balance, end of period	$7.9	$3.7
____________________
(1)Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or utilized by pricing vendors or becoming available or utilized by pricing vendors.
(2)The transfers out of Level 3 in 2020 were related to the Company's index options for FIA products being accounted for using the amortized cost method under the election of IAC 191-97, effective January 1, 2020. Refer to Note 2 for further discussion.
7. Reinsurance

The Company uses reinsurance across its businesses to spread risk and limit losses. The Company remains liable to its policyholders to the extent that counterparties to reinsurance contracts do not meet their obligations. The following summarizes the Company's reinsurance coverage by line of business:

•Medical Stop-Loss. Starting in 2020, the Company reinsures the excess of $3.0 per individual claim; previously, the Company reinsured $2.5 per individual claim.
The Company has a coinsurance with funds withheld arrangement to manage its risk based capital position on a majority of its stop-loss policies. This agreement does not qualify for reinsurance accounting under GAAP.
•Group Life & DI. Starting in 2019, the Company primarily reinsures group life mortality risk in excess of $0.35 per individual and line of coverage; previously, the Company primarily reinsured in excess of $0.25 per individual and line of coverage. The Company reinsures morbidity risk in excess of $8.0 thousand of gross monthly benefit per life. The Company also has catastrophic coverage for group life policies.
•Deferred Annuities. The Company has a reinsurance agreement to manage its statutory capital position related to fixed deferred and fixed indexed annuities that have a guaranteed return of premium feature and were issued beginning in 2017. This agreement does not qualify for reinsurance accounting under GAAP.
In 2021, the Company entered into a coinsurance with funds withheld arrangement to manage its statutory capital position on a block of FIA policies with guaranteed lifetime withdrawal benefits issued beyond 2021. The amount of reinsurance credit taken under this agreement for policies in-force was $49.3 as of December 31, 2021. This agreement does not qualify for GAAP reinsurance accounting.
•Income Annuities. The Company has a reinsurance agreement to transfer financial responsibility for its in-force block of income annuity contracts, which consists of all of the Company's structured settlements and a smaller block of SPIAs. This agreement does not qualify for reinsurance accounting under GAAP. See further discussion below.
•Individual Life. The Company's reinsurance coverage varies by product, policy issue year, and issue age of the insured. For fully underwritten policies issued subsequent to April 2017, the Company retains up to a maximum of $5.0 per life. For fully underwritten policies issued between March 2013 and April 2017, the Company retains up to a maximum of $3.0 per life.
In 2021, the Company entered into a coinsurance with funds withheld reinsurance arrangement to manage its statutory capital position on a block of term life insurance policies subject to principle-based reserving method issued subsequent to January 1, 2020 and a block of term life insurance policies subject to Regulation XXX issued prior to 2020. The amount of reinsurance credit taken under this agreement for policies in-force was $238.0 as of December 31, 2021. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a coinsurance with funds withheld and a yearly renewable term reinsurance arrangement to manage its statutory capital position on a block of UL policies with secondary guarantees largely issued between January 2015 and December 2019. This agreement does not qualify for reinsurance accounting under GAAP.
31

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company has a coinsurance with funds withheld arrangement with a third party reinsurer, as well as an excess loss reinsurance agreement with its subsidiary, Symetra National Life Insurance Company, to manage its statutory capital position on its survivorship guaranteed universal life policies. This agreement does not qualify for reinsurance accounting under GAAP.
In addition, the Company has a funds withheld reinsurance agreement with its wholly-owned subsidiary, Symetra Reinsurance Corporation. The Company ceded all net policy liabilities related to a block of universal life insurance policies with secondary guarantees issued on or before December 31, 2014. The related reinsurance reserve credit taken was $266.2 and $248.5 as of December 31, 2021 and 2020, respectively. The balance of funds withheld was $204.2 and $191.6 as of December 31, 2021 and 2020, respectively.

Reserve credit taken for all ceded reinsurance was $1,646.5 and $1,267.9 as of December 31, 2021 and 2020, respectively.

The Company evaluates the financial condition of its reinsurers to monitor its exposure to losses from reinsurers’ insolvencies. The Company analyzes reinsurance recoverables, net of assets held in trust and funds withheld required by the related reinsurance agreements, according to the credit ratings and financial health of its reinsurers and is not aware of any of its major reinsurers currently experiencing financial difficulties. Excluding the Modco Reinsurance Transaction discussed below, as of December 31, 2021, $518.6 of net reinsurance recoverables was related to four reinsurers, representing 81.0% of the total amount due from reinsurers. As of December 31, 2020, $382.0 of net reinsurance recoverables was related to four reinsurers, representing 73.9% of the total amount due from reinsurers. Of the total amounts due from reinsurers, 97.3% and 96.0%, respectively was with reinsurers rated A- or higher by A.M. Best as of December 31, 2021 and 2020. The Company had no write-offs or reserve for uncollectible reinsurance in 2021 or 2020.

Modco Reinsurance Transaction

The Company has a 100% modified coinsurance agreement (Modco Reinsurance Transaction), which was effective as of July 1, 2018, for the Company's in-force block of income annuities, which included all of the Company's structured settlement annuities, and a smaller amount of retail SPIA. As of December 31, 2021 and 2020, the related reserves were $5.2 billion and $5.3 billion, respectively. The Company continues to service the reinsured business and hold the associated invested assets and policyholder liabilities on its balance sheets. The reinsurer is responsible for the management of invested assets, subject to investment management guidelines.

Associated with the Modco Reinsurance Transaction, a portion of the ceding commission was recorded as an adjustment to liability for deposit-type contracts on the Company's balance sheets and is amortized over the life of the contracts into benefits expense. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.

The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer, as well as access to amounts held in trust, which reduces the risk of loss.

32

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table sets forth the effect of reinsurance on premiums and annuity considerations. It is disaggregated by accident and health, and life insurance and annuity products, which are short- and long-duration contracts, respectively.

	For the Year Ended December 31,
	2021	2020	2019
Premiums and annuity considerations
Direct life insurance in-force	$141,934.1	$130,187.8	$120,614.2

Direct:
Accident and health	933.1	929.5	958.7
Life insurance	858.2	846.9	799.9
Annuity	3,632.6	2,866.7	2,991.3
Total direct premiums	5,423.9	4,643.1	4,749.9
Assumed:
Accident and health	0.1	0.9	0.8
Annuity	0.1	—	—
Total assumed premiums	0.2	0.9	0.8
Ceded:
Accident and health	(451.4)	(283.9)	(367.5)
Life insurance	(360.1)	(123.7)	(242.4)
Annuity	(3.6)	(2.4)	(2.3)
Total ceded premiums	(815.1)	(410.0)	(612.2)
Net premiums and annuity considerations	$4,609.0	$4,234.0	$4,138.5

Percentage of amount assumed to net	—%	0.02%	0.02%
____________________
Ceded reinsurance reduced the Company’s claims reported on the statements of operations by $493.4, $374.8, and $386.9 for the years ended December 31, 2021, 2020, and 2019, respectively.
8. Life and Annuity Reserves

The following tables present the Company’s annuity reserves and deposit fund liabilities by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2021
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$6,480.1	$—	$6,480.1	23.0%
At book value less surrender charge of 5% or more (1)	9,614.8	768.9	10,383.7	36.9
At fair value	—	385.9	385.9	1.4
Total with adjustment or at fair value	16,094.9	1,154.8	17,249.7	61.3
At book value without adjustment (minimal or no charge or adjustment)	6,627.0	—	6,627.0	23.6
Not subject to discretionary withdrawal	4,245.6	—	4,245.6	15.1
Total gross individual annuity actuarial reserves	26,967.5	1,154.8	28,122.3	100.0%
Less: reinsurance ceded	79.0	—	79.0
Total net individual annuity actuarial reserves	$26,888.5	$1,154.8	$28,043.3
____________________
(1)Includes $1,870.1 that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2021.

33

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2021
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$71.1	$—	$71.1	9.8%
At fair value	—	183.4	183.4	25.2
Total with adjustment or at fair value	71.1	183.4	254.5	35.0
At book value without adjustment (minimal or no charge or adjustment)	471.1	—	471.1	64.9
Not subject to discretionary withdrawal	0.8	—	0.8	0.1
Total group annuity actuarial reserves	$543.0	$183.4	$726.4	100.0%

	As of December 31, 2021
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$70.0	$—	$70.0	1.9%
At fair value	—	0.8	0.8	—
Total with adjustment or at fair value	70.0	0.8	70.8	1.9
At book value without adjustment (minimal or no charge or adjustment)	47.8	—	47.8	1.3
Not subject to discretionary withdrawal	3,628.7	—	3,628.7	96.8
Total gross deposit-fund liabilities	3,746.5	0.8	3,747.3	100.0%
Less: reinsurance ceded	62.4	—	62.4
Total net deposit-fund liabilities	$3,684.1	$0.8	$3,684.9

	As of December 31, 2020
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$7,091.8	$—	$7,091.8	26.6%
At book value less surrender charge of 5% or more	9,036.2	305.4	9,341.6	35.1
At fair value	—	376.1	376.1	1.4
Total with adjustment or at fair value	16,128.0	681.5	16,809.5	63.1
At book value without adjustment (minimal or no charge or adjustment)	5,559.2	—	5,559.2	20.9
Not subject to discretionary withdrawal	4,257.6	—	4,257.6	16.0
Total gross individual annuity actuarial reserves	25,944.8	681.5	26,626.3	100.0%
Less: reinsurance ceded	33.4	—	33.4
Total net individual annuity actuarial reserves	$25,911.4	$681.5	$26,592.9
34

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2020
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$69.6	$—	$69.6	9.4%
At fair value	—	180.1	180.1	24.4
Total with adjustment or at fair value	69.6	180.1	249.7	33.8
At book value without adjustment (minimal or no charge or adjustment)	487.0	—	487.0	66.0
Not subject to discretionary withdrawal	1.3	—	1.3	0.2
Total group annuity actuarial reserves	557.9	180.1	738.0	100.0%

	As of December 31, 2020
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$69.6	$—	$69.6	2.0%
At fair value	—	0.6	0.6	—
Total with adjustment or at fair value	69.6	0.6	70.2	2.0
At book value without adjustment (minimal or no charge or adjustment)	38.2	—	38.2	1.1
Not subject to discretionary withdrawal	3,401.0	—	3,401.0	96.9
Total gross deposit-fund liabilities	3,508.8	0.6	3,509.4	100.0%
Less: reinsurance ceded	72.4	—	72.4
Total net deposit-fund liabilities	$3,436.4	$0.6	$3,437.0
Total annuity actuarial reserves and deposit fund liabilities were as follows:

	As of December 31,
	2021	2020
Annuity reserves	$27,431.5	$26,469.3
Liability for deposit-type contracts	3,684.1	3,436.4
Separate account – annuity reserves and liability for deposit-type contracts	1,339.0	862.2
Total net annuity actuarial reserves and liability for deposit-type contracts	$32,454.6	$30,767.9

35

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table presents the Company's life reserves by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2021
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$2.0	$8.6
Universal life	1,121.1	1,122.0	1,238.8
Universal life with secondary guarantees	1,088.6	717.7	1,879.3
Indexed universal life with secondary guarantees	781.3	536.9	594.0
Other permanent cash value life insurance	—	53.9	56.6
Variable universal life	45.2	45.2	48.0
Miscellaneous reserves	—	3.0	3.0
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	390.7
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.8
Disability – disabled lives	XXX	XXX	36.8
Miscellaneous reserves	XXX	XXX	269.4
Total life insurance reserves	3,036.2	2,480.7	4,526.2
Less: reinsurance ceded	—	—	1,536.1
Total net life insurance reserves	$3,036.2	$2,480.7	$2,990.1

	As of December 31, 2021
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,829.4	$4,829.4	$4,829.4	$—	$—	$—
Variable universal life	—	—	—	744.0	734.2	734.2
Total life insurance reserves	$4,829.4	$4,829.4	$4,829.4	$744.0	$734.2	$734.2

36

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2020
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1.6	$8.3
Universal life	1,127.5	1,128.1	1,244.3
Universal life with secondary guarantees	1,039.2	658.5	1,665.2
Indexed universal life with secondary guarantees	480.5	306.6	323.0
Other permanent cash value life insurance	—	56.8	59.8
Variable universal life	45.8	45.7	52.9
Miscellaneous reserves	—	3.0	3.0
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	399.7
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.9
Disability – disabled lives	XXX	XXX	33.1
Miscellaneous reserves	XXX	XXX	271.5
Total life insurance reserves	2,693.0	2,200.3	4,061.9
Less: reinsurance ceded	—	—	1,202.5
Total net life insurance reserves	$2,693.0	$2,200.3	$2,859.4

	As of December 31, 2020
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,751.3	$4,751.3	$4,751.3	$—	$—	$—
Variable universal life	—	—	—	701.6	692.5	692.5
Total life insurance reserves	$4,751.3	$4,751.3	$4,751.3	$701.6	$692.5	$692.5
Total life insurance reserves were as follows:

	As of December 31,
	2021	2020
Life insurance reserves	$2,830.2	$2,708.3
Accidental death benefits reserves	0.2	0.2
Disability – active lives reserves	0.8	0.9
Disability – disabled lives reserves	34.1	32.2
Miscellaneous reserves	124.8	117.8
Separate account life insurance reserves	5,563.6	5,443.8
Total net life insurance reserves	$8,553.7	$8,303.2
As of December 31, 2021 and 2020, the Company had $8,529.8 and $8,622.1, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard valuation established by the Department. Related reserves of $237.8 and $242.7 as of December 31, 2021 and 2020, respectively, were included in life and annuity reserves.
37

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
9. Liability for Unpaid Claims

The following table provides a reconciliation of the beginning and ending liability balances for unpaid claims, net of reinsurance recoverables:

	For the Year Ended December 31,
	2021	2020	2019
Balance, beginning of the year	$549.4	$483.4	$421.9
Less: reinsurance recoverables (1)	133.2	124.6	109.3
Net balance, beginning of the year	416.2	358.8	312.6
Add provision for claims, net of reinsurance, occurring in:
Current year	647.1	765.3	718.4
Prior years	(44.3)	(18.8)	7.8
Net incurred losses during the year	602.8	746.5	726.2
Deduct payments for claims, net of reinsurance, occurring in:
Current year	435.3	499.0	494.7
Prior years	189.5	190.1	185.3
Net claim payments during the current year	624.8	689.1	680.0
Valuation basis change and corrections	—	—	—
Net balance, end of year	394.2	416.2	358.8
Add: reinsurance recoverables	205.3	133.2	124.6
Balance, end of year	$599.5	$549.4	$483.4
____________________
(1)The beginning balance for 2019 includes a $58.2 reserve credit taken in connection with the coinsurance with funds withheld arrangement for certain of the Company's medical stop-loss policies, respectively. Refer to Note 7 for further information.

Liabilities for unpaid claims are recorded in policy and contract claims, life and annuity reserves, and accident and health reserves on the balance sheets. The Company uses estimates in determining its liability for unpaid claims. These estimates are primarily based on historical claim payment patterns and expected loss ratios to provide for the inherent variability in claim patterns and severity. For the year ended December 31, 2021, the change in incurred claims related to prior years was primarily due to favorable claims experience on the Company's medical stop-loss policies, partially offset by unfavorable claims experience on the Company's group life and DI policies.
10. Capital and Surplus

The NAIC establishes certain risk-based capital (RBC) requirements for life and health insurance companies. Under those requirements, the amount of capital and surplus to be maintained by a life and health insurance company is determined based on various risk factors. As of December 31, 2021 and 2020, the Company met the minimum capital and surplus and RBC requirements.

Under Iowa law, the Company may pay dividends only from the earned surplus arising from its business and must receive the prior approval of the Department to pay stockholder dividends or make any other distribution if such distributions would exceed certain statutory limitations. Iowa law gives the Department discretion to disapprove requests for distributions in excess of these limits. Extraordinary dividends include those made within the preceding twelve months that exceed the greater of (i) 10% of statutory policyholder surplus as of the previous year-end or (ii) the statutory net gain from operations from the previous calendar year. Based on December 31, 2021 statutory results, the maximum dividend that may be paid without prior approval in 2022 is $233.2.

During 2021, 2020, and 2019, the Company did not pay dividends to its Parent.

38

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table presents the cumulative increase (reduction) of unassigned funds related to the following items:

	As of December 31,
	2021	2020
Net unrealized gains	$54.8	$66.8
Nonadmitted assets	(133.4)	(133.2)
Separate accounts	213.1	176.6
Asset valuation reserve	(447.1)	(386.4)
11. Income Taxes

The components of DTAs and deferred tax liabilities (DTLs) are as follows:

	As of December 31, 2021			As of December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$280.2	$9.7	$289.9	$277.4	$9.2	$286.6	$2.8	$0.5	$3.3
DTAs nonadmitted	(73.8)	—	(73.8)	(78.2)	—	(78.2)	4.4	—	4.4
Subtotal admitted DTAs	206.4	9.7	216.1	199.2	9.2	208.4	7.2	0.5	7.7
Less: DTLs	81.2	25.4	106.6	83.3	14.2	97.5	(2.1)	11.2	9.1
Net admitted DTAs	$125.2	$(15.7)	$109.5	$115.9	$(5.0)	$110.9	$9.3	$(10.7)	$(1.4)
The admission calculation components are as follows:

	As of December 31, 2021			As of December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$0.8	$0.8	$—	$1.4	$1.4	$—	$(0.6)	$(0.6)
(1) Adjusted gross DTAs expected to be realized following the balance sheet date	110.0	—	110.0	111.1	—	111.1	(1.1)	—	(1.1)
(2) Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	401.8	XXX	XXX	391.5	XXX	XXX	10.3
Adjusted gross DTAs expected to be realized after application of the limitation threshold (lessor of (1) and (2))	110.0	—	110.0	111.1	—	111.1	(1.1)	—	(1.1)
Adjusted gross DTAs offset by gross DTLs	96.4	8.9	105.3	88.1	7.8	95.9	8.3	1.1	9.4
DTAs admitted	$206.4	$9.7	$216.1	$199.2	$9.2	$208.4	$7.2	$0.5	$7.7
As of December 31, 2021 and 2020, respectively, the ratio percentage used to determine the recovery period and limitation threshold amount was 755% and 810%. As of December 31, 2021 and 2020, respectively, the amount of adjusted capital and surplus used to determine the recovery period and limitation threshold amounts were $2,678.9 and $2,610.2. The results of this calculation component enable the Company to admit DTAs expected to reverse within three years, if not previously admitted as a carryback.

The admission calculations for 2021 and 2020 were not impacted by tax-planning strategies. The Company had no unrecognized DTLs as of December 31, 2021 or 2020.
39

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The components of current income tax expense (benefit) are as follows:

	For the Year Ended December 31,
	2021	2020	2019
Federal income tax expense (benefit)	$(133.5)	$(125.8)	$(69.5)
Federal income tax expense (benefit) on net capital gains (losses)	133.5	97.3	90.4
Federal income tax expense (benefit) incurred	$—	$(28.5)	$20.9
The main components of deferred tax amounts are as follows:

	As of December 31,
	2021	2020	Change
DTAs
Ordinary:
Policyholder reserves	$109.1	$104.9	$4.2
Investments	38.3	40.7	(2.4)
Deferred acquisition costs	107.3	103.8	3.5
Receivables - nonadmitted	12.5	11.6	0.9
Tax credit carryforward	—	9.4	(9.4)
Other	13.0	7.0	6.0
Total ordinary DTAs	280.2	277.4	2.8
Total ordinary DTAs – nonadmitted	(73.8)	(78.2)	4.4
Net admitted ordinary DTAs	206.4	199.2	7.2
Capital:
Investments	9.7	9.2	0.5
Net admitted capital DTAs	9.7	9.2	0.5
Net admitted DTAs	$216.1	$208.4	$7.7

DTLs
Ordinary:
Policyholder reserves	$50.8	$64.3	$(13.5)
Investments	$19.2	$11.6	$7.6
Other	11.2	7.4	3.8
Total ordinary DTLs	81.2	83.3	(2.1)
Capital:
Investments	25.4	14.2	11.2
Total capital DTLs	25.4	14.2	11.2
Total DTLs	106.6	97.5	9.1
Net DTAs/DTLs	$109.5	$110.9	$(1.4)

Net change in DTA/DTL			$(5.8)
Surplus adjustments:
Tax effect of change in unrealized capital gains (losses)			(5.6)
Tax effect on FIA GLWB reserve adjustment			(3.0)
Adjusted change in net deferred income taxes			$(14.4)
The Company expects it will fully realize the DTAs and no statutory valuation allowance has been recorded as of December 31, 2021 or 2020.
40

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Differences between the federal income tax provision and the change in deferred taxes computed by applying the U.S. federal income tax rate of 21% to the net gain (loss) from operations before federal income taxes and the realized capital losses and the actual tax provision are as follows:

	For the Year Ended December 31,
	2021	2020	2019
Ordinary income (loss) tax expense (benefit) at federal statutory rate	$(95.0)	$(82.3)	$(28.4)
Capital income (loss) tax expense (benefit) at federal statutory rate	138.6	95.7	91.9
Total expected income tax expense (benefit)	43.6	13.4	63.5
Significant statutory to tax adjustments on taxes:
Tax credits	(18.6)	(26.2)	(35.5)
Change in valuation basis – statutory reserves	(5.5)	(3.4)	(4.2)
2018 net operating loss carryback – 2020 CARES Act	(3.3)	(13.9)	—
Other	(1.8)	(5.6)	(4.2)
Total federal income tax expense (benefit)	$14.4	$(35.7)	$19.6

Federal income tax expense (benefit)	$—	$(28.5)	$20.9
Adjusted change in net deferred income taxes	14.4	(7.2)	(1.3)
Total statutory income tax expense (benefit)	$14.4	$(35.7)	$19.6
The Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in 2020, and allows companies to carryback net operating losses (NOLs) originated in 2018, 2019, or 2020 for five years. The Company elected to carryback NOLs originated in 2018 to tax years with a corporate tax rate of 35%, instead of carrying forward to tax years with a corporate tax rate of 21%. This led to an increase in benefit for income taxes of $3.3 and $13.9 for the years ended December 31, 2021 and 2020.

As of December 31, 2021, the Company had no tax credit carryforward and no operating loss or capital loss carryforwards to offset against future taxable income.

The amount of federal income taxes incurred that are available for recovery in the event of the carryback of future net capital losses is as follows:

	For the Year Ended December 31,
	2021	2020	2019
Capital gains	$13.6	$4.8	$22.4
The Company does not have any deposits admitted under Section 6603 of the Internal Revenue Code. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of December 31, 2021.

The Company files income tax returns in the U.S. federal and various state jurisdictions. The Company's consolidated life group federal and state income tax returns are open for examination for tax years 2018 through the present. Due to the implementation of the CARES Act, net operating losses in the consolidated life group federal return were carried back to the 2013 tax year, which extends the federal statute of limitations on that year up to the amount of the carryback claim.
41

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
12. Separate Accounts

Separate account assets are attributed to the following products:

	As of December 31, 2021			As of December 31, 2020
	Legally Insulated	Not Legally Insulated	Total	Legally Insulated	Not Legally Insulated	Total
BOLI (1)	$4,829.4	$177.2	$5,006.6	$4,751.3	$171.5	$4,922.8
RILA	66.4	786.9	853.3	24.3	310.0	334.3
Variable annuities	570.3	—	570.3	557.0	—	557.0
Variable COLI	544.5	—	544.5	533.5	—	533.5
Variable life and UL	199.4	—	199.4	168.2	—	168.2
Total	$6,210.0	$964.1	$7,174.1	$6,034.3	$481.5	$6,515.8
____________________
(1)The Company allows interest income above the required policy account values within the BOLI separate account. The amount accumulated over and above the required policy account values is not considered to be legally insulated.

The fair value of BOLI and RILA invested assets not reported at fair value and related net unrealized gains (losses) are as follows:

	As of December 31,
	2021		2020
	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
BOLI	$5,283.0	$310.6	$5,413.8	$527.1
RILA	773.6	2.8	295.3	6.4
In accordance with contract provisions relating to the Company’s separate account products, some separate account liabilities are guaranteed by the general account. As of December 31, 2021 and 2020, the separate accounts did not owe the Company for accrued fees or expenses.
42

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table provides premium and reserve information for the separate accounts of the Company:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations, or deposits for the year ended December 31, 2021	$—	$—	$519.3	$519.3

Reserves as of December 31, 2021:
For accounts with assets at:
Fair value	$—	$—	$1,350.7	$1,350.7
Amortized cost	2,267.7	2,561.7	722.5	5,551.9
Total reserves	$2,267.7	$2,561.7	$2,073.2	$6,902.6

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—	$—	$722.5	$722.5
At fair value	—	—	1,350.7	1,350.7
At book value without fair value adjustment and with current surrender charge less than 5%	2,267.7	2,561.7	—	4,829.4
Total reserves	$2,267.7	$2,561.7	$2,073.2	$6,902.6

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2020	$—	$—	$261.2	$261.2

Reserves as of December 31, 2020:
For accounts with assets at:
Fair value	$—	$—	$1,249.3	$1,249.3
Amortized cost	2,243.1	2,508.2	305.4	5,056.7
Total reserves	$2,243.1	$2,508.2	$1,554.7	$6,306.0

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—	$—	$305.4	$305.4
At fair value	—	—	1,249.3	1,249.3
At book value without fair value adjustment and with current surrender charge less than 5%	2,243.1	2,508.2	—	4,751.3
Total reserves	$2,243.1	$2,508.2	$1,554.7	$6,306.0

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2019	$—	$—	$251.3	$251.3

43

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table provides a reconciliation of amounts transferred to and from the separate accounts as reported on the statements of operations:

	For the Year Ended December 31,
	2021	2020	2019
Transfers to separate accounts	$811.5	$571.6	$424.7
Transfers from separate accounts	(525.8)	(474.8)	(352.2)
Net transfers to (from) separate accounts	285.7	96.8	72.5
Deposits in free look period and other timing differences	0.7	(0.4)	(2.7)
Net transfers to (from) separate accounts as reported on statements of operations	$286.4	$96.4	$69.8

13. Related Parties

The following discussion relates to transactions entered into by the Company with related parties and affiliates. Refer to Note 7 for further discussion on reinsurance agreements with related parties.

It is the Company's policy to settle amounts due with affiliated companies within 30 days, except for certain long-term compensation liabilities that are settled when the awards are paid. Transactions with related parties recorded in the Company's financial statements were as follows:

	As of December 31,
	2021	2020
Balances with Parent and affiliates:
Receivables	$6.9	$0.7
Payables	(27.1)	(26.2)
The Company's affiliate, Symetra Assigned Benefits Service Company (SABSCO), purchased future payment streams of structured settlement annuity contracts issued by the Company from third-party payees. These contracts were assigned to and owned by SABSCO. The Company issued commutation endorsements to pay SABSCO lump sum amounts in lieu of receiving the future payment streams in the structured settlement annuity contracts and released its reserves related to the contracts. z

The Company has entered into various agreements with the Parent and its affiliates for services necessary to conduct its activities. These agreements specify that the parties will provide to and receive from each other certain general services related to sharing common management, personnel, and facilities, and that the related expenses will be shared. These expenses include rent, corporate overhead, payroll, benefits, data processing systems, finance, information technologies, and other charges, and are included in general insurance expenses on the statement of operations. General service expenses are allocated among legal entities using methodologies that management believes to be reasonable to estimate service utilization, including headcount, time studies, or relevant activity levels.

In 2020, the Company entered into an Investment Management Agreement (IMA) with its affiliate, Symetra Investment Management Company (SIM), a subsidiary of Symetra Financial Corporation. The agreement provided for investment advisory services related to the Company’s invested assets, including the Company's mortgage loan portfolio. During 2021, the IMA was amended to exclude the Company's mortgage loan portfolio, and the Company entered into a Master Support Services Agreement with SIM to provide for investment management services related to the Company's mortgage loan portfolio.

The Company also paid concessions, general agent fees, administrative, and underwriting fees for services provided by its affiliates, primarily to Symetra Securities, Inc.

During 2021 and 2019, the Company did not receive cash capital contributions from its Parent. During 2020, the Company received a cash capital contribution of $300.0 from its Parent.

During 2021, the Company contributed $30.0 of cash capital to its subsidiary, First Symetra National Life Insurance Company of New York.
44

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	For the Year Ended December 31,
	2021	2020	2019
Transactions with Parent and affiliates:
Payments for investment management and support services	$46.7	$45.2	$—
Payments related to commutation endorsements (1)	1.9	2.9	5.3
Shared services expenses (allocated) payments, net (2)	(15.1)	(16.3)	(0.7)
Payments for concessions, general agent fees, administrative, and underwriting fees (3)	26.3	16.2	15.3
___________________
(1)Commutation endorsements paid to SABSCO reduce the reserves reported in life and annuity reserves on the balance sheets and surrender and maturity benefits on the statements of operations, net of related payments.
(2)Reported primarily in general insurance expenses on the statements of operations.
(3)Reported primarily in commissions on the statements of operations.
14. Commitments and Contingencies
Litigation

Because of the nature of its business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly basis and updates its established liabilities, disclosures, and estimates of reasonably possible losses or range of loss based on such reviews.

Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such matters will have an impact on its financial condition or results of operations that differs materially from the Company’s established liabilities. However, given the inherent difficulty in predicting the outcome of such matters, it is possible that an adverse outcome in certain such matters could be material to the Company’s financial condition or results of operations for any particular reporting period.

Other Commitments

The Company has committed to provide future capital contributions to alternative investments in limited partnerships. As of December 31, 2021 and 2020, the amount of these unfunded commitments was $191.2 and $272.1, respectively.

The Company has mortgage loans that have been approved but not yet been funded. As of December 31, 2021 and 2020, unfunded mortgage loan commitments were $77.5 and $20.0, respectively.

The Company had no other material commitments or contingencies as of December 31, 2021 or 2020.
45